This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

WORLD CLASS
INSTITUTIONAL
ASSET MANAGEMENT
AT A PERSONAL LEVEL


NOT FDIC       May Lose Value
INSURED        No Bank Guarantee



BLACKROCK
CLOSED-END FUNDS

-----------------------------------------
SEMI-ANNUAL REPORT
-----------------------------------------

February 28, 2003 (unaudited)



BLACKROCK INSURED MUNICIPAL INCOME TRUST
BLACKROCK MUNICIPAL BOND TRUST
BLACKROCK MUNICIPAL INCOME TRUST II
BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST
BLACKROCK FLORIDA MUNICIPAL BOND TRUST
BLACKROCK MARYLAND MUNICIPAL BOND TRUST
BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST
BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST
BLACKROCK NEW YORK MUNICIPAL BOND TRUST
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

                                TABLE OF CONTENTS


Letter to Shareholders ....................................................   1
Portfolio Managers' Report ................................................   2
Trust Summaries ...........................................................   7
Portfolios of Investments .................................................  21
Financial Statements
   Statements of Assets and Liabilities ...................................  41
   Statements of Operations ...............................................  44
   Statements of Changes in Net Assets ....................................  47
Financial Highlights ......................................................  52
Notes to Financial Statements .............................................  57
Dividend Reinvestment Plans ...............................................  62
Investment Summaries ......................................................  63
Additional Information ....................................................  71
Glossary ..................................................................  71


--------------------------------------------------------------------------------
                        PRIVACY PRINCIPLES OF THE TRUSTS

     The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trusts restrict access to non-public personal information about their shareholders to BlackRock employees with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.
--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS

                                                                  March 31, 2003

Dear Shareholder:

      We are pleased to report that during the period, the Trusts continued to provide tax-free monthly income, as well as the opportunity to invest in various diversified portfolios of municipal bond securities.

      The Trusts are actively managed, which means that the management team is continuously monitoring the municipal bond market and adjusting the portfolios to gain exposure to various issuers, revenue sources and security types. This strategy enables the Trusts to move among different sectors, credits and coupons to capitalize on changing market conditions.

      During the period, demand for municipal bonds remained positive. In the face of weaker equity markets, individual investors continue to favor the high credit quality and low volatility that municipal securities can offer. For the six months ended February 28, 2003, the LEHMAN BROTHERS MUNICIPAL BOND INDEX(1) had a total return of 3.36%.

      The following table shows the Trusts' yields, tax-equivalent yields (based on the maximum Federal tax rate of 38.6%), closing market prices per share and net asset values ("NAV") per share as of February 28, 2003.

                                                                          TAX-
                                                                       EQUIVALENT    MARKET
                      TRUST                                   YIELD(2)   YIELD(2)     PRICE        NAV
-------------------------------------------------------------------------------------------------------
BlackRock Insured Municipal Income Trust (BYM)                 6.69%      10.90%     $14.01      $14.52
BlackRock Municipal Bond Trust (BBK)                           7.23       11.78       14.00       14.80
BlackRock Municipal Income Trust II (BLE)                      7.31       11.90       13.75       14.13
BlackRock California Insured Municipal Income Trust (BCK)      6.44       10.49       13.97       14.32
BlackRock California Municipal Bond Trust (BZA)                6.97       11.34       13.46       14.77
BlackRock California Municipal Income Trust II (BCL)           7.17       11.68       13.60       13.92
BlackRock Florida Insured Municipal Income Trust (BAF)         6.28       10.22       14.34       14.50
BlackRock Florida Municipal Bond Trust (BIE)                   6.39       10.41       14.32       15.19
BlackRock Maryland Municipal Bond Trust (BZM)                  5.77        9.40       14.55       15.03
BlackRock New Jersey Municipal Bond Trust (BLJ)                6.76       11.02       13.75       14.40
BlackRock New York Insured Municipal Income Trust (BSE)        6.24       10.17       14.42       14.45
BlackRock New York Municipal Bond Trust (BQH)                  6.84       11.14       13.38       14.90
BlackRock New York Municipal Income Trust II (BFY)             7.03       11.44       13.45       14.30
BlackRock Virginia Municipal Bond Trust (BHV)                  5.63        9.17       15.05       15.28

      BlackRock, Inc. ("BlackRock"), a world leader in asset management, has a proven commitment to the municipal market. As of December 31, 2002, BlackRock managed approximately $14 billion in municipal bonds including six open-end and 35 closed-end municipal bond funds. At BlackRock, we are recognized for our emphasis on risk management and proprietary analytics and for our reputation managing money for the world's largest institutional investors. Individual investors in our closed-end and open-end funds benefit from the same investment management skills and resources as our institutional investors. BlackRock Advisors, Inc., which manages the Trusts, is a wholly owned subsidiary of BlackRock, Inc.

      This report contains a summary of market conditions for the period, a review of the strategy used by your Trusts' managers, the Trusts' unaudited financial statements and a listing of each of the portfolios' holdings.

      On behalf of BlackRock, we thank you for your continued trust and assure you that we remain committed to excellence in managing your assets.

Sincerely,


/s/ Laurence D. Fink                               /s/ Ralph L. Schlosstein

Laurence D. Fink                                   Ralph L. Schlosstein
Chief Executive Officer                            President
BlackRock Advisors, Inc.                           BlackRock Advisors, Inc.

(1) The LEHMAN BROTHERS MUNICIPAL BOND INDEX is designed to measure the performance of the investment grade long-term tax-exempt bond market. The index is unmanaged and cannot be purchased directly.

(2) Yields are based on market price. Tax-equivalent yield assumes the maximum Federal tax rate of 38.6%.

                           PORTFOLIO MANAGERS' REPORT

                                                                  March 31, 2003

Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for the following BlackRock closed-end municipal Trusts:
                                                                     PRIMARY
                       TRUST                                        EXCHANGE
--------------------------------------------------------------------------------
  BLACKROCK INSURED MUNICIPAL INCOME TRUST (BYM)                      NYSE
  BLACKROCK MUNICIPAL BOND TRUST (BBK)                                NYSE
  BLACKROCK MUNICIPAL INCOME TRUST II (BLE)                           AMEX
  BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST (BCK)           NYSE
  BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST (BZA)                     NYSE
  BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II (BCL)                AMEX
  BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST (BAF)              NYSE
  BLACKROCK FLORIDA MUNICIPAL BOND TRUST (BIE)                        NYSE
  BLACKROCK MARYLAND MUNICIPAL BOND TRUST (BZM)                       AMEX
  BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST (BLJ)                     AMEX
  BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST (BSE)             NYSE
  BLACKROCK NEW YORK MUNICIPAL BOND TRUST (BQH)                       NYSE
  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II (BFY)                  AMEX
  BLACKROCK VIRGINIA MUNICIPAL BOND TRUST (BHV)                       AMEX


     The semi-annual report reviews the Trusts' market price and NAV performance, summarizes developments in the relevant fixed income markets and discusses recent portfolio management activity for the period ended February 28, 2003.

THE FIXED INCOME MARKETS AND ECONOMIC COMMENTARY

     Fixed income markets displayed considerable vigor throughout much of 2002 and exhibited similar performance through the first two months of 2003. For the six-month period ended February 28, 2003, the LEHMAN BROTHERS U.S. AGGREGATE INDEX, a broad measure of the fixed income market, returned 4.74%. Over the same period, the equity markets, as measured by the S&P 500 INDEX, returned -7.29%.

     Over the semi-annual period, there has been no reprieve from the primary themes that have been prevalent in the marketplace in recent years. Uncertainty and volatility continue to affect virtually all markets and key indicators appear reluctant to provide considerable insight as to the condition and direction of the economic recovery. Growth in the manufacturing sector and a revised fourth quarter GDP that was greater than expected bode well for an improving economy. However, several significant factors continue to drag on potential economic growth. In January, new home sales experienced the steepest decline since 1994, initial jobless claims were above expectations and consumer confidence hit a nine-year low.

     After beginning the semi-annual period with a reading of 5.7% in September, the unemployment rate reached a high in December of 6.0% before settling in February at 5.8%, near where it began the period. Despite the slight reduction in the unemployment rate since December 2002, the most recent reading was largely seen as a negative, with February experiencing the steepest decline in payrolls since the months immediately following the terrorist attacks of September 11, 2001. The continued weakness in the job market, as well as uncertainty associated with the war in Iraq and ongoing trepidation over the possibility of terrorist attacks, had a negative impact on the U.S. consumer. Consumer confidence fell approximately 15 points in February to 64.0, its third consecutive month of declines.

     After third quarter GDP growth of 4.0%, fourth quarter growth was initially estimated to be 0.7%. This figure was ultimately revised upward to 1.4%, which was above many forecasts. However, the adjustment was due in large part to greater than expected inventory reloading and an increase in government spending. Although there is very little evidence of upward pricing pressure in the majority of industries, a rapid rise in oil prices contributed to month-over-month increases in the Producer Price

Index ("PPI") and the Consumer Price Index ("CPI"). In January, the PPI, which measures changes in wholesale prices, jumped 1.6%, the largest month-over-month increase in 13 years. For the same period, the CPI, the most popular cost-of-living index, rose 0.3%, its most significant monthly increase since last April. Year-over-year, however, inflation remains relatively modest, with CPI growth of 2.6%.

     The manufacturing sector, as measured by the Institute for Supply Management Index, continues to grow, though it is doing so at a slower pace due in part to the rise in energy prices. Despite declining in recent months, February marked the fourth consecutive month of growth in manufacturing activity as the index finished the month at 50.5. Although December and January had higher readings of 55.2 and 53.9, respectively, any reading over 50 indicates expansion of activity.

     At its November meeting, the Federal Open Market Committee ("FOMC") reduced interest rates by 50 basis points ("bps"). In their decision to cut the Fed Funds rate, which now stands at a 41-year low, the FOMC cited the existence of greater uncertainty and geopolitical risks, which are, "currently inhibiting spending, production, and employment." Since that time, the economic recovery has continued to be sluggish amid considerable volatility and macro political issues. The FOMC elected to hold interest rates steady at both the January and March meetings, but the bond market has recently begun to price in the possibility of a further reduction in the coming months. The likelihood of this occurrence is a topic of considerable debate with interest rates already at historically low levels and the effect of further fiscal stimulus uncertain.

     Overall, the economy should be heading towards economic recovery, although recent data suggests perhaps not as quickly as initially had been predicted. Several obstacles remain, including an excess of capacity and a lack of pricing power, which is hampering profitability and restraining a pick-up in business investment. More importantly though, ongoing concerns and uncertainty over geopolitical risks continue to impair businesses and have negative effects on consumer confidence, both of which are crucial factors to a full economic recovery. However, as we continue to work through the recession following the speculative bubble of the late 1990s, accommodative monetary policy, additional fiscal stimulus, healthier corporate balance sheets and a weaker dollar should ultimately help to stimulate the economic environment.

     The volatility that has been widespread in the overall marketplace also was prevalent in the Treasury market. Although returns varied widely on a month-by-month basis, Treasuries rallied over the semi-annual period with yields across all maturities finishing the period lower than where they began. Continued global anxieties, as well as expectations and implications surrounding the FOMC's decision to reduce interest rates for the twelfth consecutive time since January 2001, were major themes in the market. Overall, these themes were positive for Treasuries and were only partially offset by equity rallies in October, November and January. The LEHMAN BROTHERS U.S. TREASURY INDEX returned 4.62% for the six months ended February 28, 2003.

     Over the semi-annual period, the yield curve steepened as securities with shorter maturities declined faster than those with longer maturities. In response to risk aversion and expectations for declining short-term interest rates, yields on 2- and 5-year Treasuries declined 62 bps and 56 bps, respectively. Yields of 10- and 30-year securities declined by 45 bps and 26 bps, respectively.

     During the period, the Bush Administration presented an ambitious fiscal stimulus package, which included future tax cuts while revoking the "double-taxation" of stock dividends. While it is unlikely that the package will be enacted in its original form, increased Treasury borrowing is a likely response to any future proposal that may ultimately be accepted. In fact, the Treasury announced plans for increased borrowing in February, stating that it would revive issuance of the 3-year note (which was discontinued in May 1998) and double the frequency of sales for the 5-year note. Looking ahead, as the amount of outstanding Treasury debt draws closer to the ceiling set by Congress, the Treasury Department will need to focus on taking measures to overcome this issue. Until a fiscal stimulus package is finalized, this adds another element of uncertainty to an already volatile Treasury market.

     For the semi-annual period ended February 28, 2003, municipals, as measured by the LEHMAN BROTHERS MUNICIPAL BOND INDEX, returned 3.36%. During this period, municipals were a strong performer overall, despite some temporary increases in interest rates. Municipals continue to attract interest from both retail and institutional accounts based upon the attractive taxable equivalent yields they provide. In 2002, the combination of widening budget deficits (due to declines in tax revenue at the state and local level) and historical low interest rates drove municipalities to issue a record number of bonds. Total issuance for 2002 was $357 billion, which surpassed the previous record set back in 1993 at $292 billion. New issue volume has been unrelenting in the early stages of 2003, setting new records for the largest January and February ever. Heightened issuance levels have persisted as many state and local governments continue to face weak fiscal conditions. Towards the end of the semi-annual period, heavy new issue supply, increased geopolitical tensions and a flight-to-quality in the Treasury market caused municipals to underper-form most taxable sectors. An additional consideration regarding the municipal market is the potential impact of the proposed tax changes by President Bush.

CALIFORNIA

     California is the nation's most populous state with 35 million residents spread over its 163,707 square miles. This massive population supports an economy that produces a $1.3 trillion annual economic output, vying with France for the world's fifth or sixth largest economy (depending on the dollar/euro exchange rate). The state's vast economy turned sluggish in January 2001 and since then job growth has remained relatively stagnant. The December 2002 jobless rate was 6.9%, higher than both the national rate of 6.0% and December 2001's 6.2% rate. In contrast to the slower economy, housing prices, spurred by low mortgage rates, continue to advance at a double digit pace (+20.4% in 2002) and the 2002 average median single-family home price was a record $315,870. Both California's General Fund revenues as well as spending rapidly increased between 1997 and 2001. More recently, a sluggish economy depressed revenue streams and the 2003 budget was passed two months late after closing a gap in excess of $23 billion. To meet cash needs in June 2002 the state sold $7.5 billion of revenue anticipation warrants ("RAWs") and in October 2002, California sold $12.5 billion revenue anticipation notes ("RANs"). The state's structural imbalance continues to grow as revenues decline more rapidly than expenditures. By January 2003, the state's anticipated General Fund deficit was acknowledged to be over $30 billion (for the next 18 months) due largely to the steep drop in personal income tax collections. Without corrective action the General Fund deficit for fiscal year 2003 alone is expected to exceed $8.5 billion and require the issuance of additional RAWs to repay the outstanding RANs. In order for the California legislature to address the state's significant structural imbalance, they will likely include both program cuts and tax/fee increases, among other things. Constitutionally the legislature must reach a consensus on corrective actions and pass a balanced budget by June 30, 2003. From the bondholder's perspective, however, California's large and diverse economy provides sufficient security, confirmed by Moody's Investor Services ("Moody's") and Standard &Poor's ("S&P") A1/A ratings.

FLORIDA

     The state of Florida's historically strong financial position reflects prudent fiscal management combined with a solid and diversified economy. Florida's $472.1 billion total economic output (in 2000) makes it the nation's fourth largest state economy. The state's prudent fiscal management is reflected in its FY2002 unreserved General Fund balance of $2.0 billion, which is equal to 10.3% of total General Fund revenues. In addition, a budget stabilization fund ($941 million) provides an even greater financial cushion. This financial cushion provides additional security to both the state and its bondholders. During the recent economic expansion, Florida built up its budget stabilization fund to nearly $1 billion. The state government has met the challenges of limited revenue growth, the recession and the manifestations of the September 11th terrorist attacks, by lowering its income expectations and commensurate expenditures. Sales tax receipts are the General Fund's major revenue source (72% in FY2002) with tourism generating much of this income. Last year's revenue revisions were accurate and the state ended FY2002 with a surplus. Furthermore, current revenue receipts (through January 2003) are 100.8% of November's upward revisions. Florida residents' growing needs for Medicaid (2000 and 2001 combined increase was +22%) and education pressure the $50.4 billion budget for FY2003. Florida's policy is to maintain a manageable debt burden while continuing to use bonds to meet capital expenses. The state's 1997 tobacco settlement is expected to total $13 billion over 25 years. Florida expects to use this money ($3.3 billion as of June 30, 2002) for healthcare coverage and services. Florida's population increased at a 1.8% average annual rate between 1990 and 2000 to over 16 million residents. This compares to an average increase of 1% for the U.S. overall. Net migration into Florida accounted for 85% of its growth, with approximately one-third of the new residents coming from foreign countries. By 2000, elderly residents accounted for 17.5% of the state's population. Although economists anticipate slower future growth, Florida's population expansion continues to exceed that of the nation (April 2000-July 2001 +2.6% versus 1.2% for the U.S.). The state's economy is anchored by tourism, manufacturing and agriculture. The 5.3% unemployment rate (December 2002) is below that of a year ago (5.8%) and significantly below the national average (6.0% in December 2002). Trade and services, the major employment sectors, have remained flat. Manufacturing jobs continue their slow decline (3% year-over-year) and represent approximately 6% of Florida's employment, which is about one-half the national level. The construction industry is becoming less important as the state's economy diversifies. The state's large economy, combined with its conservative fiscal policy, merit its Aa2/AA+ ratings by Moody's and S&P.

MARYLAND

     Maryland is primarily an urban state with 70% of its 5.3 million residents living in the eleven counties that constitute the "Baltimore-Washington Corridor." The state's highly skilled workforce is heavily concentrated in the service and government employment sectors; information and high technology and defense spending are strong components of the state's economy. A history of relatively low unemployment rates (December 2002 is 4.2% versus 6.0% for the U.S.) has supported personal income growth over the past decade and the state's per capita income has ranked fifth among the states since 1992. This high wealth level supports retail sales tax receipts, which have increased at a 5.1% average annual rate for the last ten years. As a result of the recent recession, Maryland's General Fund expenditures have increased more rapidly than revenues. Prudent financial management resulted in a FY2002 unreserved General Fund balance equal to 1.9% of revenues, while the rate stabilization fund decreased to over $650 million. Reserve funds were used in FY2002 to supplement revenues, which dropped below budgeted levels. In FY2003, decreased income resulted in a budget gap at approximately 4% of revenues. Proposals to fill the gap include revenue increases and interfund transfers in order to end FY2004 with an operating surplus. The state's Aaa/AAA rating reflects Maryland's fundamentally strong, diverse economy, with above average income levels and responsible fiscal management.

NEW JERSEY

     Despite a strong and diversified economy, employment in New Jersey peaked in June of 2001. The past decade's economic expansion fueled the state's dramatic increase in per capita disposable personal income to become the highest in the nation. Nevertheless, New Jersey's economy was directly shaken by the events of September 11th and the continued correction in the financial markets. Reflecting this, the December 2002 unemployment rate increased to 6.0%, significantly higher than the 5.2% rate a year earlier. Manufacturing employment continues its declining trend. Until this year, New Jersey was able to rely on its strong and growing economy to support annual spending increases. This increasing prosperity between 1993 and 2000 enabled New Jersey to afford income, business and corporate tax reductions and still maintain a year-end (2001) operating surplus with reserve funds in excess of $1 billion. In contrast, FY2002 saw significant declines in tax receipts and New Jersey chose to use all of its reserve funds to plug a deficit in excess of 12% of General Fund revenues. The FY2003 budget gap is estimated at $1.1 billion due to lower revenues and increased spending, especially in healthcare. A spending freeze and tobacco securitization bond proceeds are included as gap filling measures. New Jersey's FY2004 budgetary structural imbalance is estimated to be between $4.2 and $5 billion and the Governor proposes addressing this with spending reductions and $2 billion of one-time revenue sources. The state's debt burden remains manageable despite the 71% increase in appropriation bonds over the past five years. New Jersey's debt ratings (Aa2/AA) were downgraded in 2002, reflecting the sluggish economy.

NEW YORK

     Prudent and responsive fiscal management combined with sufficient reserve funds helped cushion the impact of the recession and the September 11th terrorist attacks on New York State's fiscal well-being. After September 11th, economic growth in New York ceased and the unemployment rate increased to 6.4% (December 2002). Year-over-year (December 2001 to December 2002) statewide, non-agrarian employment has decreased less than 1% and remains over 8.5 million jobs. The state has a broad and diverse economic base with a substantial foundation of wealth and resources. However, the terrorist attacks, the recession and the drop in Wall Street employment and profits have had a negative impact on state finances. New York used the FY2001 surplus ($1.6 billion) to meet its budgetary needs in FY2002, diminishing the state's fiscal flexibility. The FY2003 budget was produced in a timely manner, which helped to maintain New York State's AA rating from S&P. However, the state is faced with challenges in maintaining balanced operations, as tax receipts are approximately $2 billion below projections. By early 2003, the Governor acknowledged a budget gap that may be as large as $9.3 billion over the next 18 months. General Fund revenues, in particular personal and corporate income tax, are below estimates while costs including Medicaid and pensions have exceeded expectations. The projected FY2004 gap must be closed at the end of the fiscal year (March 31st). The state's fiscal health is directly linked to that of New York City. The combined impact of September 11th, the slowdown in financial markets (a major contributor to New York finances), and the lackluster national economy have all contributed to reduced revenues for both the city and the state of New York. New York City's economy has lost approximately 150,000 jobs since its peak in January 2001; the economic cycle, exacerbated by the events of September 11th, are responsible for the city's unemployment rate rising to 8.4% by December 2002. The NYC Comptroller's Office does not expect the city's economy to rebound until mid-2003. The city ended FY2002 with a balanced budget and closed an over $4 billion budget gap for FY2003. Currently, the flow of tax revenues is below projections and the city is taking corrective actions to bring revenues and expenditures in balance. Revenue uncertainty and the potential for imminent structural imbalance prompted Moody's and S&P to keep the city's A2/A bond ratings on negative outlook. For bondholders, New York State's diverse economy and financial management provide sufficient security.

VIRGINIA

     Virginia maintains a strong economy with responsible fiscal management. The commonwealth's fiscal position significantly improved during the last decade. The commonwealth's skilled labor force fed into the expanding job opportunities, especially in the high tech and government employment sectors. This economic growth produced low unemployment rates and fueled the state's per capita income, which exceeded that of the U.S. during the 1990s. Virginia's 2.2% jobless rate, in 2000, was the lowest in the nation and significantly below the national average. The 2001 national recession, and particularly the slowdown in technology, began to affect the commonwealth's economy. During FY2002 Virginia's revenues fell approximately 4% while expenditures continued to grow. This resulted in a General Fund operating deficit of 11.7% in FY2002. The negative trend continues into FY2003 as Medicare costs and declining tax receipts contributed to a budget gap of $950 million. Revenues, which are now meeting revised projections, and additional spending cuts are planned to balance operations through the FY2004 biennium. The commonwealth is rated Aaa/AAA and continued strong, conservative financial management will be needed to maintain this rating and to provide the highest level of bondholder security.

THE TRUSTS' PORTFOLIOS AND INVESTMENT STRATEGIES

     The Trusts' portfolios are actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trusts to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, each of the Trusts in this report may employ leverage to enhance their income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues which typically have higher yields. The degree to which the Trusts can benefit from their use of leverage may affect their ability to pay high monthly income.

     The table below summarizes the approximate amount of leverage, as a percentage of managed assets, for each Trust at February 28, 2003.

                                 TRUST LEVERAGE
--------------------------------------------------------------------------------
  BLACKROCK INSURED MUNICIPAL INCOME TRUST (BYM)                       38%
  BLACKROCK MUNICIPAL BOND TRUST (BBK)                                 38
  BLACKROCK MUNICIPAL INCOME TRUST II (BLE)                            39
  BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST (BCK)            38
  BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST (BZA)                      38
  BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II (BCL)                 39
  BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST (BAF)               38
  BLACKROCK FLORIDA MUNICIPAL BOND TRUST (BIE)                         37
  BLACKROCK MARYLAND MUNICIPAL BOND TRUST (BZM)                        37
  BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST (BLJ)                      38
  BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST (BSE)              38
  BLACKROCK NEW YORK MUNICIPAL BOND TRUST (BQH)                        38
  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II (BFY)                   39
  BLACKROCK VIRGINIA MUNICIPAL BOND TRUST (BHV)                        37


     We look forward to continuing to manage BlackRock's closed-end municipal funds to benefit from the opportunities available to investors in the fixed income markets. We thank you for your investment and continued confidence in the BlackRock closed-end municipal funds. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions that were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                     /s/ Kevin M. Klingert

Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.

TRUST SUMMARIES (unaudited)
FEBRUARY 28, 2003

----------------------------------------
BlackRock Insured Municipal Income Trust
----------------------------------------

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                     BYM
--------------------------------------------------------------------------------
Initial Offering Date:                                          October 31, 2002
--------------------------------------------------------------------------------
Closing Market Price as of 2/28/03:                                  $14.01
--------------------------------------------------------------------------------
Net Asset Value as of 2/28/03:                                       $14.52
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 2/28/03 ($14.01):(1)               6.69%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                    $ 0.078125
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)                 $ 0.937500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV from inception date to 2/28/03:

                           -----------------------------------------------------
                              2/28/03             HIGH                LOW
--------------------------------------------------------------------------------
MARKET PRICE                  $14.01             $15.05             $13.61
--------------------------------------------------------------------------------
NAV                           $14.52             $14.59             $14.14
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
          --------------------------------------------------------------
          SECTOR                                   FEBRUARY 28, 2003
          --------------------------------------------------------------
          Transportation                                   32%
          --------------------------------------------------------------
          City, County & State                             19
          --------------------------------------------------------------
          Water & Sewer                                    15
          --------------------------------------------------------------
          Tobacco                                          10
          --------------------------------------------------------------
          Power                                            10
          --------------------------------------------------------------
          Industrial & Pollution Control                    3
          --------------------------------------------------------------
          Tax Revenue                                       2
          --------------------------------------------------------------
          Hospital                                          2
          --------------------------------------------------------------
          Housing                                           2
          --------------------------------------------------------------
          Lease Revenue                                     2
          --------------------------------------------------------------
          Recreational                                      1
          --------------------------------------------------------------
          Education                                         1
          --------------------------------------------------------------
          Other                                             1
          --------------------------------------------------------------

                                CREDIT BREAKDOWN*
          --------------------------------------------------------------
          CREDIT RATING                            FEBRUARY 28, 2003
          --------------------------------------------------------------
          AAA/Aaa                                          82%
          --------------------------------------------------------------
          A                                                15
          --------------------------------------------------------------
          BBB/Baa                                           3
          --------------------------------------------------------------
          -----------
          * Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES (unaudited)
FEBRUARY 28, 2003

----------------------------------------
BlackRock Insured Municipal Income Trust
----------------------------------------

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                     BBK
--------------------------------------------------------------------------------
Initial Offering Date:                                           April 30, 2002
--------------------------------------------------------------------------------
Closing Market Price as of 2/28/03:                                  $14.00
--------------------------------------------------------------------------------
Net Asset Value as of 2/28/03:                                       $14.80
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 2/28/03 ($14.00):(1)               7.23%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                    $ 0.084375
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)                 $ 1.012500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                 ---------------------------------------------------------------
                     2/28/03     8/31/02      CHANGE         HIGH         LOW
--------------------------------------------------------------------------------
MARKET PRICE         $14.00      $14.90       (6.04)%       $14.98      $13.34
--------------------------------------------------------------------------------
NAV                  $14.80      $14.76        0.27%        $15.23      $13.97
--------------------------------------------------------------------------------

The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                 FEBRUARY 28, 2003         AUGUST 31, 2002
--------------------------------------------------------------------------------
Industrial & Pollution Control               25%                      27%
--------------------------------------------------------------------------------
Hospitals                                    20                       18
--------------------------------------------------------------------------------
Housing                                      13                       13
--------------------------------------------------------------------------------
Tobacco                                      11                       12
--------------------------------------------------------------------------------
City, County & State                          9                        8
--------------------------------------------------------------------------------
Transportation                                7                        7
--------------------------------------------------------------------------------
Tax Revenue                                   5                        6
--------------------------------------------------------------------------------
Power                                         3                        3
--------------------------------------------------------------------------------
Education                                     2                        2
--------------------------------------------------------------------------------
Other                                         5                        4
--------------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                          FEBRUARY 28, 2003         AUGUST 31, 2002
--------------------------------------------------------------------------------
AAA/Aaa                                      25%                      24%
--------------------------------------------------------------------------------
AA/Aa                                         4                        4
--------------------------------------------------------------------------------
A                                            38                       39
--------------------------------------------------------------------------------
BBB/Baa                                      22                       22
--------------------------------------------------------------------------------
BB/Ba                                        --                        3
--------------------------------------------------------------------------------
B                                             4                        1
--------------------------------------------------------------------------------
Not Rated                                     7                        7
--------------------------------------------------------------------------------
---------
* Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES (unaudited)
FEBRUARY 28, 2003

-----------------------------------
BlackRock Municipal Income Trust II
-----------------------------------

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                     BLE
--------------------------------------------------------------------------------
Initial Offering Date:                                            July 30, 2002
--------------------------------------------------------------------------------
Closing Market Price as of 2/28/03:                                  $13.75
--------------------------------------------------------------------------------
Net Asset Value as of 2/28/03:                                       $14.13
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 2/28/03 ($13.75):(1)               7.31%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                    $ 0.08375
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)                 $ 1.00500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                   -------------------------------------------------------------
                      2/28/03     8/31/02     CHANGE         HIGH         LOW
--------------------------------------------------------------------------------
MARKET PRICE          $13.75      $15.00      (8.33)%       $15.05      $12.95
--------------------------------------------------------------------------------
NAV                   $14.13      $14.40      (1.88)%       $14.63      $13.22
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                   FEBRUARY 28, 2003       AUGUST 31, 2002
--------------------------------------------------------------------------------
Hospitals                                      23%                    15%
--------------------------------------------------------------------------------
Tobacco                                        15                     17
--------------------------------------------------------------------------------
Industrial & Pollution Control                 14                     12
--------------------------------------------------------------------------------
City, County & State                           11                     15
--------------------------------------------------------------------------------
Housing                                        10                      4
--------------------------------------------------------------------------------
Transportation                                  9                      9
--------------------------------------------------------------------------------
Water & Sewer                                   8                      8
--------------------------------------------------------------------------------
Tax Revenue                                     6                      8
--------------------------------------------------------------------------------
Power                                           2                      2
--------------------------------------------------------------------------------
Education                                       1                     10
--------------------------------------------------------------------------------
Lease Revenue                                   1                     --
--------------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                            FEBRUARY 28, 2003       AUGUST 31, 2002
--------------------------------------------------------------------------------
AAA/Aaa                                        30%                    31%
--------------------------------------------------------------------------------
AA/Aa                                           8                     11
--------------------------------------------------------------------------------
A                                              38                     38
--------------------------------------------------------------------------------
BBB/Baa                                        13                     11
--------------------------------------------------------------------------------
BB/Ba                                          --                      4
--------------------------------------------------------------------------------
B                                               5                      5
--------------------------------------------------------------------------------
Not Rated                                       6                     --
--------------------------------------------------------------------------------

----------
* Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES (unaudited)
FEBRUARY 28, 2003

---------------------------------------------------
BlackRock California Insured Municipal Income Trust
---------------------------------------------------

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on the New York Stock Exchange:                                 BCK
--------------------------------------------------------------------------------
Initial Offering Date:                                          October 31, 2002
--------------------------------------------------------------------------------
Closing Market Price as of 2/28/03:                                  $13.97
--------------------------------------------------------------------------------
Net Asset Value as of 2/28/03:                                       $14.32
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 2/28/03 ($13.97):(1)               6.44%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                    $ 0.075
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)                 $ 0.900
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV from inception date to 2/28/03:

                         ------------------------------------------------------
                              2/28/03             HIGH                LOW
--------------------------------------------------------------------------------
MARKET PRICE                  $13.97             $15.01             $13.65
--------------------------------------------------------------------------------
NAV                           $14.32             $14.56             $13.90
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
          --------------------------------------------------------------
          SECTOR                                   FEBRUARY 28, 2003
          --------------------------------------------------------------
          Water & Sewer                                    30%
          --------------------------------------------------------------
          Education                                        23
          --------------------------------------------------------------
          Tobacco                                          11
          --------------------------------------------------------------
          Power                                            10
          --------------------------------------------------------------
          Lease Revenue                                     9
          --------------------------------------------------------------
          City, County & State                              7
          --------------------------------------------------------------
          Tax Revenue                                       4
          --------------------------------------------------------------
          Transportation                                    4
          --------------------------------------------------------------
          Housing                                           2
          --------------------------------------------------------------

                                CREDIT BREAKDOWN*
          --------------------------------------------------------------
          CREDIT RATING                            FEBRUARY 28, 2003
          --------------------------------------------------------------
          AAA/Aaa                                          84%
          --------------------------------------------------------------
          A                                                16
          --------------------------------------------------------------
          -----------
          * Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES (unaudited)
FEBRUARY 28, 2003

-----------------------------------------
BlackRock California Municipal Bond Trust
-----------------------------------------

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                     BZA
--------------------------------------------------------------------------------
Initial Offering Date:                                           April 30, 2002
--------------------------------------------------------------------------------
Closing Market Price as of 2/28/03:                                  $13.46
--------------------------------------------------------------------------------
Net Asset Value as of 2/28/03:                                       $14.77
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 2/28/03 ($13.46):(1)               6.97%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                    $ 0.078125
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)                 $ 0.937500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                 ---------------------------------------------------------------
                    2/28/03     8/31/02     CHANGE         HIGH         LOW
--------------------------------------------------------------------------------
MARKET PRICE        $13.46      $14.58      (7.68)%       $14.97      $13.25
--------------------------------------------------------------------------------
NAV                 $14.77      $14.87      (0.67)%       $15.46      $14.24
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                   FEBRUARY 28, 2003       AUGUST 31, 2002
--------------------------------------------------------------------------------
Education                                      23%                    21%
--------------------------------------------------------------------------------
Hospitals                                      17                     17
--------------------------------------------------------------------------------
Housing                                        14                     14
--------------------------------------------------------------------------------
Tobacco                                        12                      9
--------------------------------------------------------------------------------
City, County & State                            9                     11
--------------------------------------------------------------------------------
Power                                           7                      2
--------------------------------------------------------------------------------
Transportation                                  5                      9
--------------------------------------------------------------------------------
Water & Sewer                                   5                      9
--------------------------------------------------------------------------------
Industrial & Pollution Control                  2                      2
--------------------------------------------------------------------------------
Lease Revenue                                   1                      1
--------------------------------------------------------------------------------
Other                                           5                      5
--------------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                            FEBRUARY 28, 2003       AUGUST 31, 2002
--------------------------------------------------------------------------------
AAA/Aaa                                        23%                    34%
--------------------------------------------------------------------------------
A                                              49                     41
--------------------------------------------------------------------------------
BBB/Baa                                         9                      9
--------------------------------------------------------------------------------
BB/Ba                                          --                      2
--------------------------------------------------------------------------------
B                                               2                      0
--------------------------------------------------------------------------------
Not Rated                                      17                     14
--------------------------------------------------------------------------------
----------
* Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES (unaudited)
FEBRUARY 28, 2003

----------------------------------------------
BlackRock California Municipal Income Trust II
----------------------------------------------

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                     BCL
--------------------------------------------------------------------------------
Initial Offering Date:                                            July 30, 2002
--------------------------------------------------------------------------------
Closing Market Price as of 2/28/03:                                  $13.60
--------------------------------------------------------------------------------
Net Asset Value as of 2/28/03:                                       $13.92
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 2/28/03 ($13.60):(1)               7.17%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                    $ 0.08125
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)                 $ 0.97500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                 ---------------------------------------------------------------
                    2/28/03     8/31/02     CHANGE         HIGH          LOW
--------------------------------------------------------------------------------
MARKET PRICE        $13.60      $15.01      (9.39)%       $15.09       $13.00
--------------------------------------------------------------------------------
NAV                 $13.92      $14.42      (3.47)%       $14.77       $13.26
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                               FEBRUARY 28, 2003          AUGUST 31, 2002
--------------------------------------------------------------------------------
City, County & State                       20%                       21%
--------------------------------------------------------------------------------
Education                                  20                        26
--------------------------------------------------------------------------------
Hospitals                                  12                        12
--------------------------------------------------------------------------------
Tobacco                                    12                         9
--------------------------------------------------------------------------------
Transportation                              9                        10
--------------------------------------------------------------------------------
Water & Sewer                               6                        --
--------------------------------------------------------------------------------
Lease Revenue                               5                         7
--------------------------------------------------------------------------------
Power                                       5                         5
--------------------------------------------------------------------------------
Housing                                     5                        --
--------------------------------------------------------------------------------
Industrial & Pollution Control              4                         5
--------------------------------------------------------------------------------
Tax Revenue                                 2                         5
--------------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                        FEBRUARY 28, 2003          AUGUST 31, 2002
--------------------------------------------------------------------------------
AAA/Aaa                                    49%                       77%
--------------------------------------------------------------------------------
A                                          30                        14
--------------------------------------------------------------------------------
BBB/Baa                                     3                        --
--------------------------------------------------------------------------------
BB/Ba                                      --                         2
--------------------------------------------------------------------------------
B                                           1                         0
--------------------------------------------------------------------------------
Not Rated                                  17                         7
--------------------------------------------------------------------------------
----------
* Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES (unaudited)
FEBRUARY 28, 2003

------------------------------------------------
BlackRock Florida Insured Municipal Income Trust
------------------------------------------------

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                     BAF
--------------------------------------------------------------------------------
Initial Offering Date:                                          October 31, 2002
--------------------------------------------------------------------------------
Closing Market Price as of 2/28/03:                                  $14.34
--------------------------------------------------------------------------------
Net Asset Value as of 2/28/03:                                       $14.50
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 2/28/03 ($14.34):(1)               6.28%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                    $ 0.075
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)                 $ 0.900
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV from inception date to 2/28/03:

                             ---------------------------------------------------
                                 2/28/03            HIGH              LOW
--------------------------------------------------------------------------------
MARKET PRICE                     $14.34            $15.45           $14.25
--------------------------------------------------------------------------------
NAV                              $14.50            $14.50           $14.13
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
          ------------------------------------------------------------
          SECTOR                                    FEBRUARY 28, 2003
          ------------------------------------------------------------
          Education                                        31%
          ------------------------------------------------------------
          City, County & State                             13
          ------------------------------------------------------------
          Power                                            13
          ------------------------------------------------------------
          Hospital                                         10
          ------------------------------------------------------------
          Tax Revenue                                      10
          ------------------------------------------------------------
          Water & Sewer                                     6
          ------------------------------------------------------------
          Transportation                                    5
          ------------------------------------------------------------
          Tobacco                                           5
          ------------------------------------------------------------
          Housing                                           3
          ------------------------------------------------------------
          Lease Revenue                                     1
          ------------------------------------------------------------
          Other                                             3
          ------------------------------------------------------------

                               CREDIT BREAKDOWN*
          ------------------------------------------------------------
          CREDIT RATING                             FEBRUARY 28, 2003
          ------------------------------------------------------------
          AAA/Aaa                                          82%
          ------------------------------------------------------------
          AA/Aa                                             4
          ------------------------------------------------------------
          A                                                11
          ------------------------------------------------------------
          Not Rated                                         3
          ------------------------------------------------------------
          ----------
          * Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES (unaudited)
FEBRUARY 28, 2003

--------------------------------------
BlackRock Florida Municipal Bond Trust
--------------------------------------

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                     BIE
--------------------------------------------------------------------------------
Initial Offering Date:                                           April 30, 2002
--------------------------------------------------------------------------------
Closing Market Price as of 2/28/03:                                  $14.32
--------------------------------------------------------------------------------
Net Asset Value as of 2/28/03:                                       $15.19
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 2/28/03 ($14.32):(1)               6.39%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                    $ 0.07625
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)                 $ 0.91500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                     -----------------------------------------------------------
                        2/28/03     8/31/02     CHANGE        HIGH         LOW
--------------------------------------------------------------------------------
MARKET PRICE            $14.32      $14.92      (4.02)%      $15.20      $14.09
--------------------------------------------------------------------------------
NAV                     $15.19      $14.90       1.95%       $15.54      $14.43
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                 FEBRUARY 28, 2003        AUGUST 31, 2002
--------------------------------------------------------------------------------
Hospitals                                    24%                     24%
--------------------------------------------------------------------------------
Tax Revenue                                  15                      14
--------------------------------------------------------------------------------
Power                                        14                      14
--------------------------------------------------------------------------------
Housing                                       7                      --
--------------------------------------------------------------------------------
Water & Sewer                                 7                       7
--------------------------------------------------------------------------------
Lease Revenue                                 6                       9
--------------------------------------------------------------------------------
City, County & State                          6                      10
--------------------------------------------------------------------------------
Industrial & Pollution Control                5                       5
--------------------------------------------------------------------------------
Tobacco                                       4                      --
--------------------------------------------------------------------------------
Transportation                                4                       4
--------------------------------------------------------------------------------
Education                                     4                       5
--------------------------------------------------------------------------------
Other                                         4                       8
--------------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                          FEBRUARY 28, 2003        AUGUST 31, 2002
--------------------------------------------------------------------------------
AAA/Aaa                                      44%                     60%
--------------------------------------------------------------------------------
AA/Aa                                        14                       7
--------------------------------------------------------------------------------
A                                            32                      29
--------------------------------------------------------------------------------
Not Rated                                    10                       4
--------------------------------------------------------------------------------
----------
* Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES (unaudited)
FEBRUARY 28, 2003

---------------------------------------
BlackRock Maryland Municipal Bond Trust
---------------------------------------

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                     BZM
--------------------------------------------------------------------------------
Initial Offering Date:                                           April 30, 2002
--------------------------------------------------------------------------------
Closing Market Price as of 2/28/03:                                  $14.55
--------------------------------------------------------------------------------
Net Asset Value as of 2/28/03:                                       $15.03
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 2/28/03 ($14.55):(1)               5.77%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                    $ 0.07
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)                 $ 0.84
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                  --------------------------------------------------------------
                     2/28/03     8/31/02      CHANGE         HIGH         LOW
--------------------------------------------------------------------------------
MARKET PRICE         $14.55      $14.95       (2.68)%       $15.70      $14.35
--------------------------------------------------------------------------------
NAV                  $15.03      $14.76        1.83%        $15.40      $14.29
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                   FEBRUARY 28, 2003       AUGUST 31, 2002
--------------------------------------------------------------------------------
Education                                      26%                    23%
--------------------------------------------------------------------------------
Hospitals                                      17                     17
--------------------------------------------------------------------------------
Water & Sewer                                  12                     12
--------------------------------------------------------------------------------
Lease Revenue                                   9                     16
--------------------------------------------------------------------------------
City, County & State                            9                      9
--------------------------------------------------------------------------------
Transportation                                  9                      9
--------------------------------------------------------------------------------
Housing                                         5                      6
--------------------------------------------------------------------------------
Power                                           5                      4
--------------------------------------------------------------------------------
Tobacco                                         4                     --
--------------------------------------------------------------------------------
Other                                           4                      4
--------------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                            FEBRUARY 28, 2003       AUGUST 31, 2002
--------------------------------------------------------------------------------
AAA/Aaa                                        34%                    34%
--------------------------------------------------------------------------------
AA/Aa                                          14                     23
--------------------------------------------------------------------------------
A                                              41                     35
--------------------------------------------------------------------------------
BBB/Baa                                         7                      4
--------------------------------------------------------------------------------
Not Rated                                       4                      4
--------------------------------------------------------------------------------
----------
* Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES (unaudited)
FEBRUARY 28, 2003

-----------------------------------------
BlackRock New Jersey Municipal Bond Trust
-----------------------------------------

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                     BLJ
--------------------------------------------------------------------------------
Initial Offering Date:                                           April 30, 2002
--------------------------------------------------------------------------------
Closing Market Price as of 2/28/03:                                  $13.75
--------------------------------------------------------------------------------
Net Asset Value as of 2/28/03:                                       $14.40
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 2/28/03 ($13.75):(1)               6.76%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                    $ 0.0775
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)                 $ 0.9300
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                   -------------------------------------------------------------
                      2/28/03     8/31/02     CHANGE         HIGH         LOW
--------------------------------------------------------------------------------
MARKET PRICE          $13.75      $14.65      (6.14)%       $15.00      $13.36
--------------------------------------------------------------------------------
NAV                   $14.40      $14.58      (1.23)%       $14.92      $13.84
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                  FEBRUARY 28, 2003        AUGUST 31, 2002
--------------------------------------------------------------------------------
Hospitals                                     24%                     24%
--------------------------------------------------------------------------------
Transportation                                17                      17
--------------------------------------------------------------------------------
Housing                                       15                      15
--------------------------------------------------------------------------------
Tobacco                                       12                       9
--------------------------------------------------------------------------------
Lease Revenue                                 10                       9
--------------------------------------------------------------------------------
City, County & State                           5                       5
--------------------------------------------------------------------------------
Power                                          5                       4
--------------------------------------------------------------------------------
Education                                      4                       5
--------------------------------------------------------------------------------
Industrial & Pollution Control                 4                       4
--------------------------------------------------------------------------------
Recreational                                  --                       4
--------------------------------------------------------------------------------
Other                                          4                       4
--------------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                           FEBRUARY 28, 2003        AUGUST 31, 2002
--------------------------------------------------------------------------------
AAA/Aaa                                       23%                     26%
--------------------------------------------------------------------------------
AA/Aa                                         --                       4
--------------------------------------------------------------------------------
A                                             48                      44
--------------------------------------------------------------------------------
BBB/Baa                                       21                      18
--------------------------------------------------------------------------------
B                                              4                       4
--------------------------------------------------------------------------------
Not Rated                                      4                       4
--------------------------------------------------------------------------------
----------
* Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES (unaudited)
FEBRUARY 28, 2003

-------------------------------------------------
BlackRock New York Insured Municipal Income Trust
-------------------------------------------------

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                     BSE
--------------------------------------------------------------------------------
Initial Offering Date:                                          October 31, 2002
--------------------------------------------------------------------------------
Closing Market Price as of 2/28/03:                                  $14.42
--------------------------------------------------------------------------------
Net Asset Value as of 2/28/03:                                       $14.45
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 2/28/03 ($14.42):(1)               6.24%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                    $ 0.075
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)                 $ 0.900
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV from inception date to 2/28/03:

                              --------------------------------------------------
                                 2/28/03            HIGH               LOW
--------------------------------------------------------------------------------
MARKET PRICE                     $14.42            $15.04            $13.81
--------------------------------------------------------------------------------
NAV                              $14.45            $14.49            $14.06
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
          -------------------------------------------------------------
          SECTOR                                    FEBRUARY 28, 2003
          -------------------------------------------------------------
          Transportation                                   32%
          -------------------------------------------------------------
          Education                                        23
          -------------------------------------------------------------
          Hospital                                         12
          -------------------------------------------------------------
          Tobacco                                          12
          -------------------------------------------------------------
          Tax Revenue                                      10
          -------------------------------------------------------------
          Water & Sewer                                     7
          -------------------------------------------------------------
          Lease Revenue                                     4
          -------------------------------------------------------------

                                CREDIT BREAKDOWN*
          -------------------------------------------------------------
          CREDIT RATING                             FEBRUARY 28, 2003
          -------------------------------------------------------------
          AAA/Aaa                                          81%
          -------------------------------------------------------------
          AA/Aa                                             6
          -------------------------------------------------------------
          A                                                13
          -------------------------------------------------------------
          ---------
          * Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES (unaudited)
FEBRUARY 28, 2003

---------------------------------------
BlackRock New York Municipal Bond Trust
---------------------------------------

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                     BQH
--------------------------------------------------------------------------------
Initial Offering Date:                                           April 30, 2002
--------------------------------------------------------------------------------
Closing Market Price as of 2/28/03:                                  $13.38
--------------------------------------------------------------------------------
Net Asset Value as of 2/28/03:                                       $14.90
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 2/28/03 ($13.38):(1)               6.84%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                    $ 0.07625
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)                 $ 0.91500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                 ---------------------------------------------------------------
                    2/28/03       8/31/02      CHANGE         HIGH         LOW
--------------------------------------------------------------------------------
MARKET PRICE        $13.38        $14.50       (7.72)%       $15.00      $13.02
--------------------------------------------------------------------------------
NAV                 $14.90        $14.83        0.47%        $15.46      $14.43
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                   FEBRUARY 28, 2003       AUGUST 31, 2002
--------------------------------------------------------------------------------
Transportation                                 14%                    18%
--------------------------------------------------------------------------------
Tobacco                                        13                     13
--------------------------------------------------------------------------------
Lease Revenue                                  12                      4
--------------------------------------------------------------------------------
Education                                      12                     12
--------------------------------------------------------------------------------
Hospitals                                      11                      7
--------------------------------------------------------------------------------
City, County & State                           10                     10
--------------------------------------------------------------------------------
Housing                                         9                     13
--------------------------------------------------------------------------------
Water & Sewer                                   8                      8
--------------------------------------------------------------------------------
Industrial & Pollution Control                  4                     --
--------------------------------------------------------------------------------
Power                                           3                      3
--------------------------------------------------------------------------------
Tax Revenue                                    --                      8
--------------------------------------------------------------------------------
Other                                           4                      4
--------------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                            FEBRUARY 28, 2003       AUGUST 31, 2002
--------------------------------------------------------------------------------
AAA/Aaa                                        21%                    21%
--------------------------------------------------------------------------------
AA/Aa                                          30                     30
--------------------------------------------------------------------------------
A                                              41                     41
--------------------------------------------------------------------------------
B                                               4                      4
--------------------------------------------------------------------------------
Not Rated                                       4                      4
--------------------------------------------------------------------------------
----------
* Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES (unaudited)
FEBRUARY 28, 2003

--------------------------------------------
BlackRock New York Municipal Income Trust II
--------------------------------------------

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                     BFY
--------------------------------------------------------------------------------
Initial Offering Date:                                            July 30, 2002
--------------------------------------------------------------------------------
Closing Market Price as of 2/28/03:                                  $13.45
--------------------------------------------------------------------------------
Net Asset Value as of 2/28/03:                                       $14.30
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 2/28/03 ($13.45):(1)               7.03%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                    $ 0.07875
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)                 $ 0.94500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                   -------------------------------------------------------------
                      2/28/03       8/31/02    CHANGE         HIGH         LOW
--------------------------------------------------------------------------------
MARKET PRICE          $13.45        $15.10    (10.93)%       $15.45      $12.95
--------------------------------------------------------------------------------
NAV                   $14.30        $14.47       (1.17)%     $14.74      $13.58
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                   FEBRUARY 28, 2003       AUGUST 31, 2002
--------------------------------------------------------------------------------
Transportation                                 26%                    38%
--------------------------------------------------------------------------------
Education                                      20                     16
--------------------------------------------------------------------------------
Tobacco                                        12                     12
--------------------------------------------------------------------------------
Water & Sewer                                   9                     12
--------------------------------------------------------------------------------
Tax Revenue                                     9                      7
--------------------------------------------------------------------------------
Industrial & Pollution Control                  9                     --
--------------------------------------------------------------------------------
City, County & State                            8                      6
--------------------------------------------------------------------------------
Hospitals                                       5                      3
--------------------------------------------------------------------------------
Power                                           1                      3
--------------------------------------------------------------------------------
Housing                                         1                      3
--------------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                            FEBRUARY 28, 2003       AUGUST 31, 2002
--------------------------------------------------------------------------------
AAA/Aaa                                        29%                    33%
--------------------------------------------------------------------------------
AA/Aa                                          47                     55
--------------------------------------------------------------------------------
A                                              20                      6
--------------------------------------------------------------------------------
BBB/Baa                                         1                     --
--------------------------------------------------------------------------------
B                                               3                      6
--------------------------------------------------------------------------------
----------
* Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES (unaudited)
FEBRUARY 28, 2003

---------------------------------------
BlackRock Virginia Municipal Bond Trust
---------------------------------------

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                     BHV
--------------------------------------------------------------------------------
Initial Offering Date:                                           April 30, 2002
--------------------------------------------------------------------------------
Closing Market Price as of 2/28/03:                                  $15.05
--------------------------------------------------------------------------------
Net Asset Value as of 2/28/03:                                       $15.28
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 2/28/03 ($15.05):(1)               5.63%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                    $ 0.070625
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)                 $ 0.847500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                ----------------------------------------------------------------
                    2/28/03      8/31/02      CHANGE         HIGH         LOW
--------------------------------------------------------------------------------
MARKET PRICE        $15.05       $15.20       (0.99)%       $15.70      $14.25
--------------------------------------------------------------------------------
NAV                 $15.28       $14.90        2.55%        $15.58      $14.36
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                 FEBRUARY 28, 2003        AUGUST 31, 2002
--------------------------------------------------------------------------------
City, County & State                         20%                     19%
--------------------------------------------------------------------------------
Water & Sewer                                19                      19
--------------------------------------------------------------------------------
Hospitals                                    17                      13
--------------------------------------------------------------------------------
Housing                                      15                      11
--------------------------------------------------------------------------------
Transportation                               12                      20
--------------------------------------------------------------------------------
Education                                     5                       4
--------------------------------------------------------------------------------
Tobacco                                       4                      --
--------------------------------------------------------------------------------
Lease Revenue                                 4                      10
--------------------------------------------------------------------------------
Other                                         4                       4
--------------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                          FEBRUARY 28, 2003        AUGUST 31, 2002
--------------------------------------------------------------------------------
AAA/Aaa                                      47%                     47%
--------------------------------------------------------------------------------
AA/Aa                                        20                      24
--------------------------------------------------------------------------------
A                                            21                      22
--------------------------------------------------------------------------------
Not Rated                                    12                       7
--------------------------------------------------------------------------------

----------
* Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

PORTFOLIO OF INVESTMENTS (unaudited)
FEBRUARY 28, 2003

----------------------------------------
BlackRock Insured Municipal Income Trust
----------------------------------------

            PRINCIPAL
             AMOUNT                                                                                    OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                       PROVISIONS**     VALUE
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--157.5%
                        ALABAMA--10.6%
                        Jefferson Cnty. Swr. Rev., Ser. D, FGIC,
    AAA      $20,000      5.00%, 2/01/38 ............................................................   08/12 @ 100 $ 20,048,600
    AAA       20,000      5.00%, 2/01/42 ............................................................   08/12 @ 100   19,989,000
                                                                                                                    ------------
                                                                                                                      40,037,600
                                                                                                                    ------------
                        CALIFORNIA--22.8%
    AAA       24,530    California, GO, 5.00%, 2/01/31, MBIA ........................................   02/13 @ 100   24,804,245
    A-        14,000    California Dept. of Wtr. Res., Pwr. Sply. Rev., Ser. A, 5.375%, 5/01/22 .....   05/12 @ 101   14,509,740
                        Los Angeles Dept. of Wtr. & Pwr., Wtr. Wrks. Rev., Ser. A,
    AAA       11,810      5.125%, 7/01/40, FGIC .....................................................   07/12 @ 100   12,035,689
    AAA       12,850      5.125%, 7/01/41, MBIA .....................................................   07/11 @ 100   13,072,691
                        San Joaquin Hills Transp. Corridor Agcy., Toll Road Rev., Ser. A, MBIA,
    AAA       53,000      Zero Coupon, 1/15/31 ......................................................  No Opt. Call   11,816,350
    AAA       48,690      Zero Coupon, 1/15/32 ......................................................  No Opt. Call   10,257,035
                                                                                                                    ------------
                                                                                                                      86,495,750
                                                                                                                    ------------
                        GEORGIA--9.1%
                        Atlanta Wtr. & Wstwtr. Rev., Ser. A,
    AAA        9,555      5.00%, 11/01/38, FGIC .....................................................   05/09 @ 101    9,657,334
    AAA       14,145      5.00%, 11/01/39, MBIA .....................................................   05/12 @ 100   14,313,043
    A3        10,000    De Kalb Cnty. Dev. Auth., PCR, General Mtrs. Corp. Proj., 6.00%, 3/15/21 ....   12/12 @ 101   10,293,500
                                                                                                                    ------------
                                                                                                                      34,263,877
                                                                                                                    ------------
                        ILLINOIS--12.2%
    AAA        7,300    Chicago, GO, Neighborhoods Alive 21 Prog., Ser. A, 5.00%, 1/01/41, FGIC .....   01/11 @ 100    7,342,048
    AAA       11,550    Chicago Spec. Transp. Rev., 5.25%, 1/01/31, AMBAC ...........................   01/11 @ 101   11,946,973
    AAA        9,400    Chicago Wtr. Rev., 5.00%, 11/01/31, AMBAC ...................................   11/11 @ 100    9,506,220
                        Met. Pier & Exposition Auth., Dedicated St. Tax Rev., McCormick Place Expansion Proj., MBIA,
    AAA       10,000      Ser. A, Zero Coupon, 12/15/25 .............................................  No Opt. Call    2,965,100
    AAA        5,000      Ser. A, Zero Coupon, 12/15/29 .............................................  No Opt. Call    1,175,450
    AAA       25,000      Ser. A, Zero Coupon, 6/15/35 ..............................................  No Opt. Call    4,334,750
    AAA        5,000      Ser. A, 5.25%, 6/15/42 ....................................................   06/12 @ 101    5,141,500
    AAA       15,000      Ser. B, Zero Coupon, 6/15/28 ..............................................  No Opt. Call    3,834,300
                                                                                                                    ------------
                                                                                                                      46,246,341
                                                                                                                    ------------
                        INDIANA--2.5%
    AAA        9,400    New Albany-Floyd Cnty. Sch. Bldg. Corp., 5.125%, 1/15/27, FGIC ..............   07/12 @ 100    9,637,256
                                                                                                                    ------------
                        MASSACHUSETTS--11.3%
                        Massachusetts Tpke. Auth., Met. Hwy. Sys. Rev., Ser. A,
    AAA       16,735      5.00%, 1/01/37, MBIA ......................................................   01/07 @ 102   16,771,650
    AAA       26,000      5.00%, 1/01/39, AMBAC .....................................................   01/09 @ 101   26,055,120
                                                                                                                    ------------
                                                                                                                      42,826,770
                                                                                                                    ------------
                        MICHIGAN--1.4%
    AAA        5,000    Detroit City Sch. Dist., GO, Ser. A, 5.125%, 5/01/31, FSA ...................   05/12 @ 100    5,123,850
                                                                                                                    ------------
                        NEVADA--7.4%
    AAA        6,000    Reno Transp. Proj., 5.125%, 6/01/32, AMBAC ..................................   06/12 @ 100    6,136,200
                        Truckee Meadows Wtr. Auth., Ser. A, FSA,
    AAA       10,000      5.00%, 7/01/25 ............................................................   07/11 @ 100   10,150,200
    AAA        6,500      5.125%, 7/01/30 ...........................................................   07/11 @ 100    6,626,035
    AAA        5,000      5.25%, 7/01/34 ............................................................   07/11 @ 100    5,156,650
                                                                                                                    ------------
                                                                                                                      28,069,085
                                                                                                                    ------------
                        NEW JERSEY--4.7%
    A+        20,000    Tobacco Settlement Fin. Corp., 6.125%, 6/01/42 ..............................   06/12 @ 100   17,712,600
                                                                                                                    ------------



                       See Notes to Financial Statements.

            PRINCIPAL
             AMOUNT                                                                                    OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                       PROVISIONS**     VALUE
--------------------------------------------------------------------------------------------------------------------------------
                        NEW YORK--7.0%
                        Met. Transp. Auth., Dedicated Tax Fund, Ser. A,
    AAA      $10,000      5.00%, 11/15/30, MBIA .....................................................   11/12 @ 100 $ 10,148,100
    AAA        5,000      5.00%, 11/15/31, FGIC .....................................................   11/11 @ 100    5,063,800
    AAA       11,000    Triborough Brdg. & Tunl. Auth. Rev., Ser. E, 5.00%, 11/15/32, MBIA ..........   11/12 @ 100   11,137,390
                                                                                                                    ------------
                                                                                                                      26,349,290
                                                                                                                    ------------
                        OHIO--0.7%
    BBB        2,500    Cuyahoga Cnty. Hosp. Facs. Rev., Canton Inc. Proj., 7.50%, 1/01/30 ..........   07/10 @ 101    2,765,275
                                                                                                                    ------------
                        PENNSYLVANIA--8.5%
   BBB+        5,000    Lebanon Cnty. Hlth. Facs. Auth., Good Samaritan Hosp. Proj., 6.00%, 11/15/35    11/12 @ 101    5,042,050
    AAA        5,000    Pennsylvania Tpke. Comm., 5.00%, 7/15/41, AMBAC .............................   07/11 @ 101    5,058,050
                        Philadelphia Gas Wks., FSA,
    AAA        5,200      Ser. 3, 5.125%, 8/01/31 ...................................................   08/11 @ 100    5,319,860
    AAA       16,625      Ser. 4, 5.00%, 8/01/32 ....................................................   08/13 @ 100   16,900,643
                                                                                                                    ------------
                                                                                                                      32,320,603
                                                                                                                    ------------
                        RHODE ISLAND--5.2%
    A+        21,495    Tobacco Settlement Fin. Corp., Ser. A, 6.25%, 6/01/42 .......................   06/12 @ 100   19,852,782
                                                                                                                    ------------
                        SOUTH CAROLINA--13.4%
    AAA        5,000    So. Carolina Pub. Svc. Auth., Ser. B, 5.50%, 1/01/36, FSA ...................   01/12 @ 100    5,309,250
                        So. Carolina Transp. Infrastructure Bank, AMBAC,
    AAA        9,000      Ser. A, 5.00%, 10/01/29 ...................................................   10/11 @ 100    9,202,680
    AAA       22,750      Ser. A, 5.00%, 10/01/33 ...................................................   10/12 @ 100   23,206,820
    AAA       12,660      Ser. B, 5.125%, 10/01/26 ..................................................   10/11 @ 100   13,092,086
                                                                                                                    ------------
                                                                                                                      50,810,836
                                                                                                                    ------------
                        SOUTH DAKOTA--1.1%
    A1         4,165    Edl. Enhancement Fdg. Corp., Tobacco Settlement Rev., Ser. B, 6.50%, 6/01/32    06/12 @ 101    4,063,457
                                                                                                                    ------------
                        TENNESSEE--3.5%
                        Knox Cnty. Hlth. Edl. & Hsg. Facs. Brd., Hosp. Facs. Rev., Ser. A, FSA,
    AAA       11,705      Zero Coupon, 1/01/22 ...................................................... 01/13 @ 59.566   4,100,847
    AAA        9,260      Zero Coupon, 1/01/23 ...................................................... 01/13 @ 56.016   3,026,909
    AAA        8,500      Zero Coupon, 1/01/24 ...................................................... 01/13 @ 52.749   2,605,760
    AAA        6,850      Zero Coupon, 1/01/25 ...................................................... 01/13 @ 49.712   1,978,485
    AAA        5,000      Zero Coupon, 1/01/26 ...................................................... 01/13 @ 46.781   1,356,050
                                                                                                                    ------------
                                                                                                                      13,068,051
                                                                                                                    ------------
                        TEXAS--20.2%
   BBB+        3,700    Comal Cnty. Hlth. Facs., Hlth. Care Sys., McKenna Mem. Proj., Ser. A, 6.25%,
                          2/01/32 ...................................................................  02/13 @ 100     3,709,472
                        Harris Cnty.,
    AAA        7,485      GO, Zero Coupon, 8/15/25, MBIA ............................................  No Opt. Call    2,329,781
    AAA       10,915      GO, Zero Coupon, 8/15/28, MBIA ............................................  No Opt. Call    2,841,830
    AAA        5,510      Toll Road Rev., 5.00%, 8/15/30, FSA .......................................   08/12 @ 100    5,569,122
                        Harris Cnty. Houston Sports Auth., Ser. H, MBIA,
    AAA        5,785      Zero Coupon, 11/15/38 .....................................................  11/31 @ 64.91     832,172
    AAA        6,160      Zero Coupon, 11/15/39 ..................................................... 11/31 @ 60.976     831,908
    AAA       25,000    Houston Wtr. & Swr. Sys. Rev., Ser. A, 5.00%, 12/01/30, FSA .................   12/12 @ 100   25,274,500
    AAA       32,000    Texas Tpke. Auth., Central Sys. Rev., Ser. A, 5.00%, 8/15/42, AMBAC .........   08/12 @ 100   32,102,720
   BBB+        3,000    Tyler Cnty. Hlth. Facs. Dev., Mother Frances Hosp., 6.00%, 7/01/31 ..........   07/12 @ 100    3,011,340
                                                                                                                    ------------
                                                                                                                      76,502,845
                                                                                                                    ------------
                        VIRGINIA--1.9%
                        Chesterfield Cnty. Indl. Dev. Auth., PCR, Elec. & Pwr. Co.,
    A3         3,000      Ser. A, 5.875%, 6/01/17 ...................................................   11/10 @ 102    3,159,510
    A3         4,000      Ser. B, 5.875%, 6/01/17 ...................................................   11/10 @ 102    4,212,680
                                                                                                                    ------------
                                                                                                                       7,372,190
                                                                                                                    ------------



                       See Notes to Financial Statements.

            PRINCIPAL
             AMOUNT                                                                                    OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                       PROVISIONS**     VALUE
--------------------------------------------------------------------------------------------------------------------------------
                        WASHINGTON--14.0%
    AAA      $ 3,655    Chelan Cnty. Pub. Util. Dist. 1, Chelan Hydro Sys., Ser. C, 5.125%, 7/01/33,
                          AMBAC .....................................................................   07/12 @ 100 $  3,727,588
    AAA        6,450    King Cnty. Swr. Rev., 5.00%, 1/01/31, FGIC ..................................   01/12 @ 100    6,514,887
    AAA        9,500    Seattle, GO, Ser. F, 5.125%, 12/15/28, MBIA .................................   12/08 @ 100    9,636,800
    A1        18,150    Tobacco Settlement Auth., 6.625%, 6/01/32 ...................................   06/13 @ 100   17,656,502
                        Washington, GO, FSA,
    AAA        6,380      Ser. A, 5.00%, 7/01/25 ....................................................   07/11 @ 100    6,449,542
    AAA        9,000      Ser. B, 5.00%, 1/01/27 ....................................................   01/12 @ 100    9,077,670
                                                                                                                    ------------
                                                                                                                      53,062,989
                                                                                                                    ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $589,175,699) .............................                596,581,447
                                                                                                                    ------------
                        MONEY MARKET FUND--1.6%
    NR         6,000    AIM Tax Free Investment Co. Cash Reserve Portfolio (cost $6,000,000) ........       N/A        6,000,000
                                                                                                                    ------------
                        TOTAL INVESTMENTS--159.1% (COST $595,175,699) ...............................                602,581,447
                        Other assets in excess of liabilities--1.4% .................................                  5,145,544
                        Preferred shares at redemption value, including dividends payable--(60.5)% ..               (228,997,880)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................               $378,729,111
                                                                                                                    ============

----------
   * Using the higher of S&P's, Moody's or Fitch's rating.
  ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.

----------------------------------------------------------------
                     KEY TO ABBREVIATIONS

   AMBAC -- American Municipal Bond Assurance Corporation
   FGIC  -- Financial Guaranty Insurance Company
   FSA   -- Financial Security Assurance
   GO    -- General Obligation
   MBIA  -- Municipal Bond Insurance Association
   PCR   -- Pollution Control Revenue
----------------------------------------------------------------








                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (unaudited)
FEBRUARY 28, 2003

------------------------------
BlackRock Municipal Bond Trust
------------------------------

            PRINCIPAL
             AMOUNT                                                                                    OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                       PROVISIONS**     VALUE
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--156.4%
                        ALABAMA--11.5%
    BBB      $ 9,250    Courtland Ind. Dev. Brd., PCR, Champion Intl. Corp. Proj., Ser. A, 6.50%,
                          9/01/25 ...................................................................   09/05 @ 102 $  9,553,215
    A2         7,500    Huntsville Hlth. Care Auth., Ser. A, 5.75%, 6/01/31 .........................   06/11 @ 101    7,636,725
                                                                                                                    ------------
                                                                                                                      17,189,940
                                                                                                                    ------------
                        ALASKA--6.8%
    AA+       10,000    Valdez Marine Term., BP Pipelines Inc. Proj., Ser. A, 5.85%, 8/01/25 ........   08/03 @ 102   10,241,000
                                                                                                                    ------------
                        CALIFORNIA--7.6%
    A+         5,505    Golden St. Tobacco Sec. Corp., Tobacco Settlement Rev., Ser. A-1, 6.75%,
                          6/01/39 ...................................................................   06/13 @ 100    5,431,233
    B-         8,000    Los Angeles Regl. Arpt. Impvt., Corp. Lease Rev., Amer. Airlines Inc.,
                          Ser. B, 7.50%, 12/01/24 ...................................................   12/12 @ 102    5,886,160
                                                                                                                    ------------
                                                                                                                      11,317,393
                                                                                                                    ------------
                        CONNECTICUT--7.0%
                        Connecticut Dev. Auth., Connecticut Lt. & Pwr., PCR,
    A3         6,500      Ser. A, 5.85%, 9/01/28 ....................................................   10/08 @ 102    6,812,325
    A3         3,500      Ser. B, 5.95%, 9/01/28 ....................................................   10/08 @ 102    3,638,110
                                                                                                                    ------------
                                                                                                                      10,450,435
                                                                                                                    ------------
                        DELAWARE--7.3%
    NR        10,500+   Charter Mac Equity Issuer Trust, Ser. B-2, 7.20%, 10/31/52 ..................   10/14 @ 100   10,996,755
                                                                                                                    ------------
                        DISTRICT OF COLUMBIA--7.1%
    AAA       33,450    Dist. of Columbia Rev., Georgetown Univ., Ser. A, Zero Coupon, 4/01/38, MBIA  04/11 @ 20.243   4,308,026
    AAA        6,000    Dist. of Columbia Tax Incr. Rev., Gallery Place Proj., 5.40%, 7/01/31, FSA ..   07/12 @ 100    6,306,180
                                                                                                                    ------------
                                                                                                                      10,614,206
                                                                                                                    ------------
                        FLORIDA--16.0%
   BBB-        6,200    Martin Cnty. Indl. Dev. Auth., Indiantown Cogeneration Proj., Ser. A, 7.875%,
                          12/15/25 ..................................................................   12/04 @ 102    6,457,052
    A-        10,000    Orange Cnty. Hlth. Facs. Auth., Hosp. Adventist Hlth. Sys., 5.625%, 11/15/32    11/12 @ 101   10,158,600
    AAA        7,255    Palm Beach Cnty. Hsg. Fin. Auth., Mult. Fam. Rev., Indian Trace Apts.,
                          Ser. A, 5.625%, 1/01/44, FSA ..............................................   01/12 @ 100    7,418,818
                                                                                                                    ------------
                                                                                                                      24,034,470
                                                                                                                    ------------
                        ILLINOIS--20.5%
    AAA       23,065    Bolingbrook, GO, Ser. B, Zero Coupon, 1/01/36, FGIC ......................... 01/12 @ 23.018   3,316,516
    AAA        9,880    Chicago, GO, Ser. A, 5.50%, 1/01/38, MBIA ...................................   01/11 @ 101   10,469,046
    BBB        6,000    Illinois Edl. Facs. Auth., Student Hsg. Rev., Edl. Advancement Fund Univ.
                          Ctr. Proj., 6.25%, 5/01/34 ................................................   05/07 @ 100    6,047,280
    A-         6,000    Illinois Hlth. Facs. Auth., Lake Forest Hosp., Ser. A, 5.75%, 7/01/29 .......   07/12 @ 100    6,101,520
                        Met. Pier & Exposition Auth., Dedicated St. Tax Rev., McCormick
                          Place Expansion Proj., Ser. A, MBIA,
    AAA       10,000      Zero Coupon, 6/15/35 ......................................................  No Opt. Call    1,733,900
    AAA       10,000      Zero Coupon, 12/15/36 .....................................................  No Opt. Call    1,592,600
    AAA       10,000      Zero Coupon, 12/15/37 .....................................................  No Opt. Call    1,502,800
                                                                                                                    ------------
                                                                                                                      30,763,662
                                                                                                                    ------------
                        INDIANA--1.4%
    NR         2,020    Mult. Fam. Hsg. Rev., Canterbury House Apts., Ser. 1, 5.90%, 12/01/34 .......   12/11 @ 100    2,038,988
                                                                                                                    ------------
                        KANSAS--3.5%
     A         5,000    Wichita Arpt. Auth., Arpt. Facs. Rev., Cessna Citation Svc. Ctr., Ser. A,
                          6.25%, 6/15/32 ............................................................   06/12 @ 101    5,218,450
                                                                                                                    ------------
                        LOUISIANA--4.0%
    A-         6,000    Louisiana Pub. Facs. Auth., Ochsner Clinic Fndtn. Proj., Ser. B, 5.50%,
                          5/15/32 ...................................................................   05/12 @ 101    6,031,020
                                                                                                                    ------------
                        MASSACHUSETTS--5.0%
    AAA        7,500    Massachusetts Tpke. Auth., Met. Hwy. Sys. Rev., Ser. A, 5.00%, 1/01/37, MBIA    01/07 @ 102    7,516,425
                                                                                                                    ------------
                        MICHIGAN--3.0%
    BBB        4,500    Delta Cnty. Econ. Dev. Corp., Environ. Impvt. Rev., Mead Westvaco Escanaba,
                          Ser. A, 6.25%, 4/15/27 ....................................................   04/12 @ 100    4,553,865
                                                                                                                    ------------
                        NEW JERSEY--6.9%
                        New Jersey Econ. Dev. Auth.,
    B+         3,000      Continental Airlines Inc. Proj., 7.20%, 11/15/30 ..........................   11/10 @ 101    2,182,890
   Baa3        7,500      Kapkowski Road Landfill Proj., 6.50%, 4/01/28 .............................  No Opt. Call    8,222,925
                                                                                                                    ------------
                                                                                                                      10,405,815
                                                                                                                    ------------



                       See Notes to Financial Statements.

            PRINCIPAL
             AMOUNT                                                                                    OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                       PROVISIONS**     VALUE
--------------------------------------------------------------------------------------------------------------------------------
                        OREGON--0.7%
    NR       $ 1,000    Mult. Fam. Hsg. Rev., Pacific Tower Apts., Ser. 6, 6.05%, 11/01/34 ..........   06/12 @ 100  $ 1,008,330
                                                                                                                    ------------
                        RHODE ISLAND--6.2%
    A+        10,000    Tobacco Settlement Fin. Corp., Ser. A, 6.25%, 6/01/42 .......................   06/12 @ 100    9,236,000
                                                                                                                    ------------
                        SOUTH CAROLINA--9.8%
    A-         5,000    So. Carolina Jobs Econ. Dev. Auth., Hosp. Facs. Rev., Bon Secours Hlth. Sys. Inc.,
                          Ser. A, 5.625%, 11/15/30 ..................................................   11/12 @ 100    5,044,750
    A+        10,000    Tobacco Settlement Rev. Mgmt. Auth., Ser. B, 6.375%, 5/15/28 ................   05/11 @ 101    9,628,700
                                                                                                                    ------------
                                                                                                                      14,673,450
                                                                                                                    ------------
                        TEXAS--20.3%
    AAA       11,690    Harris Cnty. Houston Sports Auth., Ser. G, Zero Coupon, 11/15/41, MBIA ...... 11/31 @ 53.779   1,355,806
    NR         2,840    Mult. Fam. Hsg. Rev., Copperwood Ranch Apts., Ser. 9, 5.95%, 11/01/35 .......   06/12 @ 100    2,865,787
    BBB       10,000    Red River Auth., PCR, Celanese Proj., Ser. B, 6.70%, 11/01/30 ...............   05/12 @ 101   10,438,600
    AAA       60,000    Texas Tpke. Auth., Central Sys. Rev., Zero Coupon, 8/15/35, AMBAC ........... 08/12 @ 25.665   8,892,000
   BBB+        6,840    Tyler Cnty. Hlth. Facs. Dev., Mother Frances Hosp., 6.00%, 7/01/31 ..........   07/12 @ 100    6,865,856
                                                                                                                    ------------
                                                                                                                      30,418,049
                                                                                                                    ------------
                        VIRGINIA--3.4%
     A         5,000    Arlington Cnty. Ind. Dev. Auth., Hosp. Fac. Rev., Virginia Hosp. Ctr. Arlington Hlth. Sys.,
                          5.25%, 7/01/31 ............................................................   07/11 @ 101    5,038,750
                                                                                                                    ------------
                        WEST VIRGINIA--2.1%
    AAA       20,255    West Virginia Hsg. Dev. Fund, Hsg. Fin. Rev., Zero Coupon, 11/01/37 .........  No Opt. Call    3,110,560
                                                                                                                    ------------
                        WISCONSIN--6.3%
    A+         2,395    Badger Tobacco Asset Sec. Corp., 6.375%, 6/01/32 ............................   06/12 @ 100    2,263,179
     A         7,000    Wisconsin Hlth. & Edl. Facs. Auth., Wheaton Franciscan Svcs., 5.75%, 8/15/30    02/12 @ 101    7,141,820
                                                                                                                    ------------
                                                                                                                       9,404,999
                                                                                                                    ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $228,788,913) .............................                234,262,562
                                                                                                                    ------------
                        SHORT-TERM INVESTMENTS--2.0%
                        PENNSYLVANIA--0.0%
    A2            75    Harrisburg Auth., 1.13%, 3/06/03, FRWD+ .....................................       N/A           75,000
                                                                                                                    ------------
                        MONEY MARKET FUND--2.0%
    NR         3,000    AIM Tax Free Investment Co. Cash Reserve Portfolio ..........................       N/A        3,000,000
                                                                                                                    ------------
                        TOTAL SHORT-TERM INVESTMENTS (COST $3,075,000) ..............................                  3,075,000
                        TOTAL INVESTMENTS--158.4% (COST $231,863,913) ...............................                237,337,562
                        Other assets in excess of liabilities--2.0% .................................                  2,957,087
                        Preferred shares at redemption value, including dividends payable--(60.4)% ..                (90,504,768)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................               $149,789,881
                                                                                                                    ============

----------
   * Using the higher of S&P's, Moody's or Fitch's rating.
  ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
   + For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

--------------------------------------------------------------
                      KEY TO ABBREVIATIONS

   AMBAC  -- American Municipal Bond Assurance Corporation
   FGIC   -- Financial Guaranty Insurance Company
   FRWD   -- Floating Rate Weekly Demand
   FSA    -- Financial Security Assurance
   GO     -- General Obligation
   MBIA   -- Municipal Bond Insurance Association
   PCR    -- Pollution Control Revenue
--------------------------------------------------------------




                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (unaudited)
FEBRUARY 28, 2003

-----------------------------------
BlackRock Municipal Income Trust II
-----------------------------------

            PRINCIPAL
             AMOUNT                                                                                    OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                       PROVISIONS**     VALUE
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--157.6%
                        ALABAMA--2.8%
    AAA      $ 9,000    Birmingham Wtr. Wks. & Swr. Brd., Wtr. & Swr. Rev., Ser. B, 5.00%, 1/01/43,
                          MBIA ......................................................................   01/13 @ 100 $  9,015,840
                                                                                                                    ------------
                        CALIFORNIA--7.4%
    A-         5,000    California Statewide Cmnty. Dev. Auth., Mem. Hlth. Svcs., Ser. A, 5.50%,
                          10/01/33 ..................................................................   04/13 @ 100    5,021,850
    A+         4,000    Golden St. Tobacco Sec. Corp., Tobacco Settlement Rev., Ser. A-1, 6.75%,
                          6/01/39 ...................................................................   06/13 @ 100    3,946,400
    B-        13,500    Los Angeles Regl. Arpt. Impvt. Corp. Lease Rev., Amer. Airlines Inc., Ser. C,
                          7.50%, 12/01/24 ...........................................................   12/12 @ 102    9,932,895
    NR         4,620    San Francisco City & Cnty. Redev. Agcy., Cmnty. Facs. Dist., Mission Bay South,
                          6.625%, 8/01/27 ...........................................................   08/11 @ 101    4,818,152
                                                                                                                    ------------
                                                                                                                      23,719,297
                                                                                                                    ------------
                        COLORADO--4.4%
    AA        10,000    Colorado Hlth. Facs. Auth., Catholic Hlth. Initiatives, Ser. A, 5.50%, 3/01/32  09/12 @ 100   10,122,600
    AAA        4,000    Northwest Pkwy. Pub. Hwy. Auth. Rev., Ser. A, 5.25%, 6/15/41, FSA ...........   06/11 @ 102    4,139,400
                                                                                                                    ------------
                                                                                                                      14,262,000
                                                                                                                    ------------
                        CONNECTICUT--1.6%
    A3         5,000    Connecticut Dev. Auth., Connecticut Lt. & Pwr., PCR, Ser. B, 5.95%, 9/01/28 .   10/08 @ 102    5,197,300
                                                                                                                    ------------
                        DISTRICT OF COLUMBIA--4.6%
    A+        15,000    Dist. of Columbia Tobacco Settlement Fin. Corp., 6.75%, 5/15/40 .............   05/11 @ 101   14,718,750
                                                                                                                    ------------
                        FLORIDA--7.3%
     A         2,650    Leesburg Hosp. Rev., Leesburg Regl. Med Ctr. Proj., 5.50%, 7/01/32 ..........   07/12 @ 100    2,652,730
    A-         6,850    Orange Cnty. Hlth. Facs. Auth., Hosp. Adventist Hlth. Sys., 5.625%, 11/15/32    11/12 @ 101    6,958,641
    AA-       14,000    Pinellas Cnty. Hlth. Fac. Auth., Baycare Hlth. Sys., 5.50%, 11/15/33 ........   05/13 @ 100   13,985,440
                                                                                                                    ------------
                                                                                                                      23,596,811
                                                                                                                    ------------
                        GEORGIA--1.6%
    AAA        5,045    Atlanta Wtr. & Wstwtr. Rev., Ser. A, 5.00%, 11/01/33, MBIA ..................   05/12 @ 100    5,131,118
                                                                                                                    ------------
                        ILLINOIS--17.0%
    AAA        4,000    Bolingbrook, GO, Ser. A, 5.375%, 1/01/38, FGIC ..............................   01/12 @ 100    4,173,200
    A-         7,500    Illinois Dev. Fin. Auth., Adventist Hlth. Sys. Sunbelt Oblig., 5.65%, 11/15/24  11/09 @ 101    7,593,750
    A2         8,000    Illinois Hlth. Facs. Auth., Elmhurst Mem. Hlth. Care, 5.50%, 1/01/22 ........   01/13 @ 100    8,051,840
    AAA       15,000    Illinois Sports Facs. Auth., Dedicated St. Tax Supported Rev., Zero Coupon,
                          6/15/30, AMBAC ............................................................   06/15 @ 101   10,456,200
                        Met. Pier & Exposition Auth., Dedicated St. Tax Rev., McCormick
                          Place Expansion Proj., Ser. A, MBIA,
    AAA       45,190      Zero Coupon, 6/15/33 ......................................................  No Opt. Call    8,736,583
    AAA        5,000      Zero Coupon, 6/15/40 ......................................................  No Opt. Call      652,900
    AAA       14,500      5.25%, 6/15/42 ............................................................   06/12 @ 101   14,910,350
                                                                                                                    ------------
                                                                                                                      54,574,823
                                                                                                                    ------------
                        INDIANA--9.7%
    A3         5,500    Fort Wayne, PCR, Gen. Mtrs. Corp. Proj., 6.20%, 10/15/25 ....................   12/12 @ 101    5,758,390
    AA         5,000    Indiana Hlth. Fac. Fin. Auth., Ascension Hlth., Ser. F, 5.375%, 11/15/25 ....   11/12 @ 101    5,050,000
    AAA       19,735    Indianapolis Local Pub. Impvt. Bond Bank, Wtr. Wks. Proj., Ser. A, 5.25%,
                          7/01/33, MBIA .............................................................   07/12 @ 100   20,475,457
                                                                                                                    ------------
                                                                                                                      31,283,847
                                                                                                                    ------------
                        LOUISIANA--7.5%
    A-        24,000    Louisiana Pub. Facs. Auth., Ochsner Clinic Fndtn. Proj., Ser. B, 5.50%,
                          5/15/32 ...................................................................   05/12 @ 101   24,124,080
                                                                                                                    ------------
                        MARYLAND--1.9%
   Baa3        5,000    Maryland Econ. Dev. Corp., Student Hsg. Rev., Univ. of Maryland, Ser. A, 5.75%,
                          10/1/33 ...................................................................   10/13 @ 100    4,973,350
    A3         1,000    Maryland Hlth. & Higher Edl. Facs. Auth., Union Hosp. of Cecil Cnty., 5.625%,
                          7/01/32 ...................................................................   07/12 @ 100    1,022,560
                                                                                                                    ------------
                                                                                                                       5,995,910
                                                                                                                    ------------
                        MASSACHUSETTS--4.7%
    AAA       15,000    Massachusetts Tpke. Auth., Met. Hwy. Sys. Rev., Ser. A, 5.00%, 1/01/39,
                          AMBAC .....................................................................   01/09 @ 101   15,031,800
                                                                                                                    ------------
                        MICHIGAN--3.1%
    AA        10,000    Michigan Hosp. Fin. Auth., Ascension Hlth., Ser. B, 5.25%, 11/15/26 .........   11/12 @ 101   10,047,500
                                                                                                                    ------------
                        MISSISSIPPI--1.8%
    BBB        4,950    Lowndes Cnty. Sld. Wst. Disp., PCR, Weyerhaeuser Co. Proj., Ser. A, 6.80%,
                          4/01/22 ...................................................................  No Opt. Call    5,666,117
                                                                                                                    ------------
                        MISSOURI--1.9%
    NR         6,000    Dept. of Transp., Rt. 370/Missouri Bottom Rd./Taussig Rd. Transp. Dev., 7.20%,
                          5/01/33 ...................................................................   05/13 @ 100    6,087,840
                                                                                                                    ------------



                       See Notes to Financial Statements.

            PRINCIPAL
             AMOUNT                                                                                    OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                       PROVISIONS**     VALUE
--------------------------------------------------------------------------------------------------------------------------------
                        NEVADA--3.8%
                        No. Las Vegas Local Impvt., Spec. Impvt. Dist. 60 Aliante,
    NR       $ 2,500      6.125%, 12/01/17 ..........................................................   06/03 @ 103  $ 2,517,050
    NR         3,000      6.40%, 12/01/22 ...........................................................   06/03 @ 103    3,020,010
    AAA        6,500    Truckee Meadows Wtr. Auth., Ser. A, 5.125%, 7/01/30, FSA ....................   07/11 @ 100    6,626,035
                                                                                                                    ------------
                                                                                                                      12,163,095
                                                                                                                    ------------
                        NEW JERSEY--10.5%
                        New Jersey Econ. Dev. Auth.,
    B+        10,100      Continental Airlines Inc. Proj., 7.20%, 11/15/30 ..........................   11/10 @ 101    7,349,063
   Baa3        7,475      Kapkowski Road Landfill Proj., 6.50%, 4/01/28 .............................  No Opt. Call    8,195,515
   Baa3       10,000      Kapkowski Road Landfill Proj., 6.50%, 4/01/31 .............................  No Opt. Call   10,963,900
    A+         7,500    Tobacco Settlement Fin. Corp., 6.75%, 6/01/39 ...............................   06/13 @ 100    7,282,200
                                                                                                                    ------------
                                                                                                                      33,790,678
                                                                                                                    ------------
                        NEW MEXICO--1.5%
   Baa1        5,200    New Mexico Hsg. Auth. Region III, Villa Delaware Oso Apts. Proj., Ser. A,
                          6.00%, 1/01/38 ............................................................   01/13 @ 102    4,980,404
                                                                                                                    ------------
                        NEW YORK--4.3%
    A+         5,250    New York City, GO, Ser. I, 5.00%, 3/01/33 ...................................   03/13 @ 100    5,092,553
    B3         8,800    Port Auth. of NY & NJ, Spec. Oblig. Rev., Cont'l/Eastern Proj. LaGuardia,
                          9.00%, 12/01/10 ...........................................................   04/03 @ 100    8,848,400
                                                                                                                    ------------
                                                                                                                      13,940,953
                                                                                                                    ------------
                        NORTH CAROLINA--1.9%
    AAA        8,250    No. Carolina Pub. Impvt., Ser. A, 3.00%, 3/01/28 ............................   03/13 @ 100    6,062,348
                                                                                                                    ------------
                        RHODE ISLAND--4.8%
    A+        16,620    Tobacco Settlement Fin. Corp., Ser. A, 6.25%, 6/01/42 .......................   06/12 @ 100   15,350,232
                                                                                                                    ------------
                        SOUTH CAROLINA--10.4%
                        Greenwood Cnty. Hosp. Rev., Self Mem. Hosp. Facs.,
    A+         3,280      5.50%, 10/01/26 ...........................................................   10/11 @ 100    3,300,631
    A+         3,250      5.50%, 10/01/31 ...........................................................   10/11 @ 100    3,254,940
                        So. Carolina Jobs Econ. Dev. Auth., Hosp. Facs. Rev.,
    A-        10,000      Bon Secours Hlth. Sys. Inc., Ser. A, 5.625%, 11/15/30 .....................   11/12 @ 100   10,089,500
    AA         3,750      Georgetown Mem. Hosp., 5.375%, 2/01/30, RAA ...............................   08/11 @ 100    3,835,500
    A+        13,445    Tobacco Settlement Rev. Mgmt. Auth., Ser. B, 6.375%, 5/15/30 ................  No Opt. Call   12,964,341
                                                                                                                    ------------
                                                                                                                      33,444,912
                                                                                                                    ------------
                        SOUTH DAKOTA--3.0%
    A1        10,000    Edl. Enhancement Fdg. Corp., Tobacco Settlement Rev., Ser. B, 6.50%, 6/01/32    06/12 @ 101    9,756,200
                                                                                                                    ------------
                        TENNESSEE--2.4%
    AAA       20,405    Knox Cnty. Hlth. Edl. & Hsg. Facs. Brd., Hosp. Facs. Rev., Ser. A, Zero
                          Coupon, 1/01/21, FSA ...................................................... 01/13 @ 63.44    7,674,116
                                                                                                                    ------------
                        TEXAS--19.7%
    A-        13,000    Brazos Cnty. Hlth. Fac. Dev. Corp., Franciscan Svcs. Corp. Rev., 5.375%,
                          1/01/32 ...................................................................   01/13 @ 101   12,696,060
    A-         1,750    Crawford Ed. Facs. Corp., Higher Ed. Rev., Univ. St. Thomas Proj., 5.375%,
                          10/01/27 ..................................................................   10/12 @ 100    1,720,757
    BBB       20,000    Gulf Coast Wst. Disp. Auth., Environ. Impvt. Rev., Ser. A, 6.10%, 8/01/24 ...   08/12 @ 100   20,019,600
                        Texas Tpke. Auth., Central Sys. Rev., AMBAC,
    AAA       73,370      Zero Coupon, 8/15/36 ...................................................... 08/12 @ 24.171  10,235,115
    AAA       65,000      Zero Coupon, 8/15/37 ...................................................... 08/12 @ 22.708   8,505,900
    AAA       27,600      Zero Coupon, 8/15/38 ...................................................... 08/12 @ 21.384   3,391,488
    AAA        6,700      Ser. A, 5.00%, 8/15/42 ....................................................   08/12 @ 100    6,721,507
                                                                                                                    ------------
                                                                                                                      63,290,427
                                                                                                                    ------------
                        UTAH--2.8%
    BBB        9,000    Tooele Cnty. Hazardous Wst. Treatment, Union Pacific Proj., Ser. A, 5.70%,
                          11/01/26 ..................................................................   04/08 @ 102    8,884,530
                                                                                                                    ------------
                        VIRGINIA--8.7%
    NR        13,500    Alexandria Redev. & Hsg. Auth., 3001 Park Center Apts., Ser. A, 6.375%,
                          4/01/34 ...................................................................   04/08 @ 103   13,310,595
     A         5,000    Arlington Cnty. Ind. Dev. Auth., Hosp. Fac. Rev., Virginia Hosp. Ctr. Arlington
                          Hlth. Sys., 5.25%, 7/01/25 ................................................   07/11 @ 101    5,070,850
    AAA        9,000    Halifax Cnty. Indl. Dev. Auth., Exempt Fac. Rev., Old Dominion Elec. Coop. Proj.,
                          5.625%, 6/01/28, AMBAC ....................................................   06/13 @ 101    9,498,870
                                                                                                                    ------------
                                                                                                                      27,880,315
                                                                                                                    ------------



                       See Notes to Financial Statements.

            PRINCIPAL
             AMOUNT                                                                                    OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                       PROVISIONS**     VALUE
--------------------------------------------------------------------------------------------------------------------------------
                        WISCONSIN--6.5%
    A+       $12,600    Badger Tobacco Asset Sec. Corp., 6.375%, 6/01/32 ............................   06/12 @ 100 $ 11,906,496
                        Wisconsin Hlth. & Edl. Facs. Auth.,
    A-         4,000      Synergy Hlth. Inc., 6.00%, 11/15/32 .......................................   08/13 @ 100    4,033,640
     A         5,000      Wheaton Franciscan Svcs., 5.75%, 8/15/25 ..................................   02/12 @ 101    5,136,100
                                                                                                                    ------------
                                                                                                                      21,076,236
                                                                                                                    ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $504,493,182) .............................                506,747,479
                                                                                                                    ------------
                        SHORT-TERM INVESTMENTS--7.3%
                        ALABAMA--0.4%
    A1+        1,400    Jefferson Cnty., GO, Ser. B, 1.18%, 3/03/03, FRDD+ ..........................       N/A        1,400,000
                                                                                                                    ------------
                        CALIFORNIA--0.0%
    A1            75    California Hlth. Facs. Fin. Auth., Insured Scripps Hlth., Ser. B, Zero Coupon,
                          3/05/03, MBIA, FRWD+ ......................................................       N/A           75,000
                                                                                                                    ------------
                        FLORIDA--1.8%
   VMIG1       5,800    Orange Cnty. Florida Sch. Brd., COP, Ser. B-1, 1.15%, 3/03/03, AMBAC, FRDD+ .       N/A        5,800,000
                                                                                                                    ------------
                        NEW YORK--2.0%
    A1+        1,300    New York City Mun. Wtr. Fin. Auth., Ser. G, 1.10%, 3/03/03, FGIC, FRDD+ .....       N/A        1,300,000
    A1+        5,000    New York City Transl. Fin. Auth. Rev., Ser. A-1, 1.05%, 3/05/03, FRWD+ ......       N/A        5,000,000
                                                                                                                    ------------
                                                                                                                       6,300,000
                                                                                                                    ------------
                        MONEY MARKET FUND--3.1%
    NR        10,000    AIM Tax Free Investment Co. Cash Reserve Portfolio ..........................       N/A       10,000,000
                                                                                                                    ------------
                        TOTAL SHORT-TERM INVESTMENTS (COST $23,575,000) .............................                 23,575,000
                        TOTAL INVESTMENTS--164.9% (COST $528,068,182) ...............................                530,322,479
                        Liabilities in excess of other assets--(1.0)% ...............................                 (3,083,311)
                        Preferred shares at redemption value, including dividends payable--(63.9)% ..               (205,564,229)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................               $321,674,939
                                                                                                                    ============

----------
   * Using the higher of S&P's, Moody's or Fitch's rating.
  ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
   + For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

-------------------------------------------------------------
                      KEY TO ABBREVIATIONS

   AMBAC  -- American Municipal Bond Assurance Corporation
   COP    -- Certificate of Participation
   FGIC   -- Financial Guaranty Insurance Company
   FRDD   -- Floating Rate Daily Demand
   FRWD   -- Floating Rate Weekly Demand
   FSA    -- Financial Security Assurance
   GO     -- General Obligation
   MBIA   -- Municipal Bond Insurance Association
   PCR    -- Pollution Control Revenue
   RAA    -- Radian Asset Assurance
-------------------------------------------------------------







                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (unaudited)
FEBRUARY 28, 2003

---------------------------------------------------
BlackRock California Insured Municipal Income Trust
---------------------------------------------------

            PRINCIPAL
             AMOUNT                                                                                    OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                       PROVISIONS**     VALUE
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--157.8%
    AAA      $ 6,500    Benicia Unified Sch. District., Ser. B, Zero Coupon, 8/01/23, MBIA ..........  No Opt. Call    $ 2,266,680
                        California Cnty., Tobacco Sec. Agcy. Rev.,
    A+         7,650      Alameda Cnty., 6.00%, 6/01/42 .............................................   06/12 @ 100      6,881,098
    A+         7,405      Sonoma Cnty., 5.875%, 6/01/43 .............................................   06/12 @ 100      6,509,143
    A-         6,500    California Dept. of Wtr. Res., Pwr. Sply. Rev., Ser. A, 5.25%, 5/01/20 ......   05/12 @ 101      6,740,305
    AAA        2,385    California Edl. Facs. Auth., Scripps College, 5.00%, 8/01/31, MBIA ..........   08/11 @ 100      2,424,496
    AAA        4,500    California Infrastructure & Econ. Dev., Rand Corp., Ser. A, 5.25%, 4/01/42,
                          AMBAC .....................................................................   04/12 @ 100      4,675,320
    AAA        5,000    California Pub. Wks. Brd., Dept. of Gen. Svcs., Ser. A, 5.00%, 12/01/27,
                          AMBAC .....................................................................   12/12 @ 100      5,089,950
                        Ceres Unified Sch. Dist., Ser. B, FGIC,
    AAA        3,055      Zero Coupon, 8/01/30 ...................................................... 08/12 @ 34.887       649,951
    AAA        3,180      Zero Coupon, 8/01/31 ...................................................... 08/12 @ 32.868       639,816
    AAA        3,300      Zero Coupon, 8/01/32 ...................................................... 08/12 @ 30.966       626,703
    AAA        3,440      Zero Coupon, 8/01/33 ...................................................... 08/12 @ 29.174       612,699
    AAA        3,575      Zero Coupon, 8/01/34 ...................................................... 08/12 @ 27.782       603,746
    AAA        3,275      Zero Coupon, 8/01/35 ...................................................... 08/12 @ 26.186       522,035
    AAA        2,000    Long Beach Unified Sch. Dist., Ser. D, 5.00%, 8/01/31, FSA ..................   08/10 @ 101      2,033,120
                        Los Angeles Dept. of Wtr. & Pwr., Wtr. Wks. Rev., Ser. A, FGIC,
    AAA        5,000      5.00%, 7/01/43 ............................................................   07/12 @ 100      5,030,450
    AAA        5,000      5.125%, 7/01/41 ...........................................................   07/11 @ 100      5,086,650
    AAA        5,000    Los Angeles Unified Sch. Dist., Ser. E, 5.125%, 1/01/27, MBIA ...............   07/12 @ 100      5,171,400
                        Los Angeles Wstwtr. Sys. Rev., Ser. A,
    AAA        5,000      5.00%, 6/01/27, MBIA ......................................................   06/13 @ 100      5,093,800
    AAA        6,025      5.00%, 6/01/32, FGIC ......................................................   06/12 @ 100      6,128,630
    AAA        5,000    No. California Pwr. Agcy., Pub. Pwr. Rev., Hydroelec. Proj. 1, Ser. A,
                          5.00%, 7/01/28, MBIA ......................................................   07/08 @ 101      5,082,350
    AAA        2,500    No. Orange Cnty. Cmnty. Coll. Dist., Ser. A, 5.00%, 2/01/27, MBIA ...........   08/12 @ 101      2,557,925
    AAA        5,000    Riverside Unified Sch. Dist., Ser. A, 5.00%, 2/01/27, FGIC ..................   02/12 @ 101      5,111,250
    AAA        5,295    San Diego Cnty. Wtr. Auth., COP, Ser. A, 5.00%, 5/01/32, MBIA ...............   05/12 @ 101      5,393,752
    AAA        4,805    San Diego Redev. Agcy., Centre City Proj., Ser. A, 5.00%, 9/01/28, MBIA .....   09/11 @ 101      4,913,257
    AAA        4,000    San Diego Univ. Foundation Auxiliary Organization, Ser. A, 5.00%, 3/01/37,
                          MBIA ......................................................................   03/12 @ 100      4,052,840
    AAA       20,000    San Joaquin Hills Transp. Corridor Agcy., Toll Road Rev., Ser. A, Zero
                          Coupon, 1/15/31, MBIA .....................................................  No Opt. Call      4,459,000
    AAA        6,000    San Jose Fin. Auth., Civic Center Proj., Ser. B, 5.00%, 6/01/37, AMBAC ......   06/12 @ 100      6,080,760
    AAA       11,125    Santa Rosa Wstwtr. Rev., Ser. B, Zero Coupon, 9/01/27, AMBAC ................  No Opt. Call      3,038,905
    AAA        6,000    Tustin Unified Sch. Dist., Spec. Tax Rev., Cmnty. Facs. Dist. 97-1,
                          Ser. A, 5.00%, 9/01/38, FSA ...............................................   09/12 @ 100      6,060,240
    AAA        5,280    Westlands Wtr. Dist., COP, 5.00%, 9/01/34, MBIA .............................   09/12 @ 101      5,359,622
                                                                                                                      ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $118,464,070) .............................                  118,895,893
                        MONEY MARKET FUNDS--8.0%
    NR         3,000    AIM Tax Free Investment Co. Cash Reserve Portfolio ..........................       N/A          3,000,000
    NR         3,000    SSgA Tax Free Money Mkt. Fund ...............................................       N/A          3,000,000
                                                                                                                      ------------
                        TOTAL SHORT-TERM INVESTMENTS (COST $6,000,000) ..............................                    6,000,000
                        TOTAL INVESTMENTS--165.8% (COST $124,464,070) ...............................                  124,895,893
                        Liabilities in excess of other assets--(4.1)% ...............................                   (3,051,610)
                        Preferred shares at redemption value, including dividends payable--(61.7)% ..                  (46,506,683)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................                 $ 75,337,600
                                                                                                                      ============

----------
   * Using the higher of S&P's, Moody's or Fitch's rating.
  ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.

--------------------------------------------------------------
                      KEY TO ABBREVIATIONS

   AMBAC  -- American Municipal Bond Assurance Corporation
   COP    -- Certificate of Participation
   FGIC   -- Financial Guaranty Insurance Company
   FSA    -- Financial Security Assurance
   MBIA   -- Municipal Bond Insurance Association
--------------------------------------------------------------






                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (unaudited)
FEBRUARY 28, 2003

-----------------------------------------
BlackRock California Municipal Bond Trust
-----------------------------------------

            PRINCIPAL
             AMOUNT                                                                                     OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                        PROVISIONS**      VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--158.6%
                        CALIFORNIA--155.2%
    AAA      $ 5,000    Anaheim Pub. Fin. Auth., Pub. Impvt. Proj., Ser. C,
                          Zero Coupon, 9/01/32, FSA ................................................   No Opt. Call   $  1,018,200
    A          2,500    California, GO, 5.25%, 4/01/30 .............................................    04/12 @ 100      2,520,125
                        California Cnty. Tobacco Sec. Agcy. Rev., Ser. A,
    A+         4,000      Kern Cnty. Fdg., 6.125%, 6/01/43 .........................................    06/12 @ 100      3,629,920
    A+         3,250      Stanislaus Fdg., 5.875%, 6/01/43 .........................................    06/12 @ 100      2,856,815
    A-         3,500    California Dept. of Wtr. Res., Pwr. Sply. Rev., Ser. A, 5.25%, 5/01/20 .....    05/12 @ 101      3,629,395
    A2         4,000    California Edl. Facs. Auth., Univ. of San Diego, Ser. A, 5.25%, 10/01/30 ...    10/12 @ 100      4,091,600
     A         3,270    California Hlth. Facs. Fin. Auth., Insured Hlth. Facs. Valleycare,
                          Ser. A, 5.375%, 5/01/27 ..................................................    05/12 @ 100      3,330,822
    AAA       20,000    California Hsg. Fin. Agcy., Home Mtg., Ser. K, Zero Coupon, 2/01/33, MBIA ..   02/12 @ 27.46     3,308,000
                        California Infrastructure & Econ. Dev.,
    AAA        3,000      5.25%, 6/01/30, MBIA .....................................................    06/07 @ 101      3,090,540
    A-         3,750      J. David Gladstone Inst. Proj., 5.25%, 10/01/34 ..........................    10/11 @ 101      3,787,350
    AAA        3,500      Rand Corp., Ser. A, 5.25%, 4/01/42, AMBAC ................................    04/12 @ 100      3,636,360
                        California Statewide Cmnty. Dev. Auth.,
    A          5,000      Kaiser Permanente, Ser. A, 5.50%, 11/01/32 ...............................    11/12 @ 100      5,058,150
    A+         3,250      Sutter Hlth. Oblig. Grp., Ser. B, 5.625%, 8/15/42 ........................    08/12 @ 100      3,321,890
    NR         3,500+   Charter Mac Equity Issuer Trust, Ser. B-2, 7.20%, 10/31/52 .................    10/14 @ 100      3,665,585
    BBB        3,750    Foothill/Eastn. Transp. Corridor Agcy., Toll Road Rev., 5.75%, 1/15/40 .....    01/10 @ 101      3,794,888
    A+         3,000    Golden St. Tobacco Sec. Corp., Tobacco Settlement Rev.,
                          Ser. A-1, 6.75%, 6/01/39 .................................................    06/13 @ 100      2,959,800
               1,000    Los Angeles Regl. Arpt. Impvt., Corp. Lease Rev., Amer. Airlines Inc.,
    B-                    Ser. B, 7.50%, 12/01/24 ..................................................    12/12 @ 102        735,770
    B-         1,000      Ser. C, 7.50%, 12/01/24 ..................................................    12/12 @ 102        735,770
                        Mult. Fam. Hsg. Rev.,
    NR         2,240      San Lucas Apts., Ser. 5, Zero Coupon, 11/01/34 ...........................    06/12 @ 100      2,258,749
    NR         2,425      Westgate Courtyard Apts., Ser. 3, Zero Coupon, 11/01/34 ..................    12/11 @ 100      2,444,739
    NR         2,400      Orange Cnty. Cmnty. Facs. Dist., Spl. Tax, Ladera Ranch,
                            Ser. A, 6.00%, 8/15 ....................................................    08/10 @ 101      2,460,552
    BBB        3,000    Palm Springs Mobile Home Park, Sahara Mobile Home Park, 5.75%, 5/15/37 .....    05/12 @ 102      3,058,050
    NR         2,500    San Francisco City & Cnty. Redev. Agcy., Cmnty. Facs. Dist.,
                          Mission Bay South, 6.25%, 8/01/33 ........................................    08/11 @ 101      2,513,925
    AAA       15,000    Santa Ana Unified Sch. Dist., COP, Zero Coupon, 4/01/29, FSA ...............   No Opt. Call      3,748,500
    AAA        3,500    Santa Clara Valley Wtr. Dist., Wtr. Util. Sys. Rev.,
                          Ser. A, 5.125%, 6/01/31, FGIC ............................................    06/10 @ 100      3,598,735
    A+         1,500    Torrance Hosp. Rev., Torrance Mem. Med Ctr., Ser. A, 5.50%, 6/01/31 ........    06/11 @ 101      1,541,010
                                                                                                                      ------------
                                                                                                                        76,795,240
                                                                                                                      ------------
                        PUERTO RICO--3.4%
    A-         1,645    Puerto Rico Elec. Pwr. Auth., Ser. II, 5.25%, 7/01/31 ......................    07/12 @ 101      1,682,341
                                                                                                                      ------------
                        TOTAL INVESTMENTS--158.6% (COST $76,881,425) ...............................                    78,477,581
                        Other assets in excess of liabilities--2.0% ................................                       992,981
                        Preferred shares at redemption value, including dividends payable--(60.6)% .                   (29,978,690)
                                                                                                                      ------------

                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .........................                  $ 49,491,872
                                                                                                                      ============

----------
   * Using the higher of S&P's, Moody's or Fitch's rating.
  ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
   + Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of February 28, 2003, the Trust held 7.4% of its net assets, with a current market value of $3,665,585, in securities restricted as to resale.


---------------------------------------------------------------------------------------------------------------------
                                                 KEY TO ABBREVIATIONS
   AMBAC      -- American Municipal Bond Assurance Corporation    FSA       -- Financial Security Assurance
   COP        -- Certificate of Participation                     GO        -- General Obligation
   FGIC       -- Financial Guaranty Insurance Company             MBIA      -- Municipal Bond Insurance Association
---------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (unaudited)
FEBRUARY 28, 2003

----------------------------------------------
BlackRock California Municipal Income Trust II
----------------------------------------------

            PRINCIPAL
             AMOUNT                                                                                     OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                        PROVISIONS**      VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--158.6%
                        CALIFORNIA--156.6%
                        Anaheim Pub. Fin. Auth., Pub. Impvt. Proj., Ser. C, FSA,
    AAA      $15,000      Zero Coupon, 9/01/34 .....................................................   No Opt. Call   $  2,725,350
    AAA       10,000      Zero Coupon, 9/01/36 .....................................................   No Opt. Call      1,625,100
                        California Cnty. Tobacco Sec. Agcy. Rev.,
     A1        4,500      Gold Country Fdg. Corp., 6.00%, 6/01/38 ..................................    06/12 @ 100      4,058,640
     A+        5,515      Ser. B, 6.00%, 6/01/29 ...................................................    06/12 @ 100      5,202,079
     A+        1,600      Stanislaus Fdg., Ser. A, 5.875%, 6/01/43 .................................    06/12 @ 100      1,406,432
     A-        6,000    California Dept. of Wtr. Res., Pwr. Sply. Rev., Ser. A, 5.375%, 5/01/21 ....    05/12 @ 101      6,242,340
    AAA        8,000    California Edl. Facs. Auth., Institute of Tech., Ser. A, 5.00%, 10/01/32 ...    10/11 @ 100      8,174,480
                        California Infrastructure & Econ. Dev., Ser. A,
     A         1,735      Kaiser Hosp. Asst. LLC, 5.55%, 8/01/31 ...................................    08/11 @ 102      1,780,301
    AAA        2,500      Rand Corp., 5.25%, 4/01/42, AMBAC ........................................    04/12 @ 100      2,597,400
                        California Statewide Cmnty. Dev. Auth.,
    BBB+       5,000      Disposal Republic Svcs. A, 4.95%, 12/01/12 ...............................   No Opt. Call      5,010,150
     A         5,000      Kaiser Permanente, Ser. A, 5.50%, 11/01/32 ...............................    11/12 @ 100      5,058,150
     A-        7,000      Mem. Hlth. Svcs., Ser. A, 5.50%, 10/01/33 ................................    04/13 @ 100      7,030,590
     A+        8,000      Sutter Hlth. Oblig Corp., Ser. B, 5.50%, 8/15/34 .........................    08/12 @ 100      8,145,040
                        California Statewide Fin. Auth., Tobacco Settlement Rev.,
     A+        5,000      Ser. A, 6.00%, 5/01/37 ...................................................    05/12 @ 100      4,513,550
     A+        1,750      Ser. B, 6.00%, 5/01/43 ...................................................    05/12 @ 100      1,573,320
    AAA        6,000    Corona Norco Unified Sch. Dist., Spl. Tax,
                          Cmnty. Facs. Dist. No. 98-1, 5 10%, 9/01/32, AMBAC .......................    09/12 @ 100      6,151,380
                        Foothill/Eastn. Transp. Corridor Agcy., Toll Road Rev., Ser. A,
    AAA       15,470      Zero Coupon, 1/01/26 .....................................................        ETM          4,848,143
    AAA        4,890      Zero Coupon, 1/01/30 .....................................................        ETM          1,227,586
     A+        4,000    Golden St. Tobacco Sec. Corp., Tobacco Settlement Rev.,
                          Ser. A-1, 6.75%, 6/0 .....................................................    06/13 @ 100      3,946,400
    AAA        5,000    La Quinta Redev. Agcy. Tax Allocation, Redev. Proj. Area No. 1,
                          5.125%, 9/01/32, AMBAC ...................................................    09/12 @ 102      5,158,250
    AAA        5,500    Los Angeles Dept. of Wtr. & Pwr., Wtr. Wks. Rev.,
                          Ser. A, 5.125%, 7/01/41, FGIC ............................................    07/11 @ 100      5,595,315
    B-         2,500    Los Angeles Regl. Arpt. Impvt. Corp. Lease Rev., Amer. Airlines Inc.,
                          Ser. C, 7.50%, 12/01/24 ..................................................    12/12 @ 102      1,839,425
    AAA        5,000    Los Angeles Wstwtr. Sys. Rev., Ser. A, 5.00%, 6/01/27, MBIA ................    06/13 @ 100      5,093,800
                        Oxnard Impvt. Bond Act 1915, Spec. Assmt. Dist. No. 01, 1 Rice Avenue,
     NR        1,940      5.625%, 9/02/27 ..........................................................    09/03 @ 103      1,903,334
     NR        1,935      5.70%, 9/02/32 ...........................................................    09/03 @ 103      1,902,434
    AAA        4,525      Port Oakland, Ser. L, 5.00%, 11/01/32, FGIC ..............................    11/12 @ 100      4,534,503
    AAA        5,000    Poway Redev. Agcy. Tax Allocation, Paguay Redev. Proj.,
                          5.125%, 6/15/33, AMBAC ...................................................    12/11 @ 101      5,138,700
                        Poway Unified Sch. Dist., Spl. Tax, Cmnty. Facs. Dist. No. 6,
     NR        1,500      5.50%, 9/01/25 ...........................................................    09/10 @ 102      1,458,525
     NR        1,700      5.60%, 9/01/33 ...........................................................    09/10 @ 102      1,646,909
    AAA        5,000    Sacramento City Fin. Auth., Cap. Impvt., Ser. A, 5.00%, 12/01/32, AMBAC ....    06/11 @ 100      5,077,800
     NR        6,000    San Bernardino Cnty., Spl. Tax, Cmnty. Facs., 5.90%, 9/01/33 ...............    09/12 @ 102      5,826,660
                        San Diego Unified Sch. Dist., Ser. D, FGIC,
    AAA        8,000      5.00%, 7/01/27 ...........................................................    07/12 @ 100      8,168,960
    AAA        8,665      5.25%, 7/01/23 ...........................................................    07/12 @ 101      9,228,485
     NR        5,000    San Francisco City & Cnty. Redev. Agcy., Cmnty. Facs. Dist.,
                          Mission Bay South, 6.25%, 8/01/33 ........................................    08/11 @ 101      5,027,850
    AAA       30,000    San Joaquin Hills Transp. Corridor Agcy., Toll Road Rev.,
                          Ser. A, Zero Coupon, 1/15/34, MBIA .......................................   No Opt. Call      5,639,400
     NR        8,000    San Jose Mult. Fam. Hsg. Rev., Helzer Courts Apts. Proj.,
                          Ser. A, 6.40%, 12/01/41 ..................................................    12/09 @ 102      7,953,600
                        Santa Clarita Facs. Dist., Valencia Town Center,
     NR        1,640      5.80%, 11/15/25 ..........................................................    11/10 @ 102      1,645,871
     NR        1,500      5.85%, 11/15/32 ..........................................................    11/10 @ 102      1,505,355
    AAA        2,685    Santa Rosa Wstwtr. Rev., Ser. B, Zero Coupon, 9/01/25, AMBAC ...............   No Opt. Call        822,603
                        Tustin Unified Sch. Dist., Spec. Tax Rev., Cmnty. Facs. Dist. 97-1,
    AAA        5,000      Ser. A, 5.00%, 9/01/38, FSA ..............................................    09/12 @ 100      5,050,200
     NR        2,000      Ser. B, 5.60%, 9/01/29 ...................................................    09/12 @ 101      2,003,920
                                                                                                                      ------------
                                                                                                                       173,538,330
                                                                                                                      ============


                       See Notes to Financial Statements.

            PRINCIPAL
             AMOUNT                                                                                     OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                        PROVISIONS**      VALUE
----------------------------------------------------------------------------------------------------------------------------------

                        PUERTO RICO--2.0%
    A-       $ 2,230    Puerto Rico Elec. Pwr. Auth., Ser. D, 5.00%, 7/01/28 .......................  07/08 @ 101.5   $  2,233,835
                                                                                                                      ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $175,009,544) ............................                   175,772,165
                                                                                                                      ------------
                        MONEY MARKET FUND--4.5%
    NR         5,000    AIM Tax Free Investment Co. Cash Reserve Portfolio (cost $5,000,000) .......       N/A           5,000,000
                                                                                                                      ------------
                        TOTAL INVESTMENTS--163.1% (COST $180,009,544) ..............................                   180,772,165
                        Other assets in excess of liabilities--1.8% ................................                     2,024,736
                        Preferred shares at redemption value, including dividends payable--(64.9)% .                   (71,953,854)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .........................                  $110,843,047
                                                                                                                      ============

----------
   * Using the higher of S&P's, Moody's or Fitch's rating.
  ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.


---------------------------------------------------------------------------------------------------------------------
                                              KEY TO ABBREVIATIONS
   AMBAC      -- American Municipal Bond Assurance Corporation    FSA       -- Financial Security Assurance
   ETM        -- Escrowed to Maturity                             MBIA      -- Municipal Bond Insurance Association
   FGIC       -- Financial Guaranty Insurance Company
---------------------------------------------------------------------------------------------------------------------








                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (unaudited)
FEBRUARY 28, 2003

----------------------------------------------
BlackRock California Municipal Income Trust II
----------------------------------------------

            PRINCIPAL
             AMOUNT                                                                                     OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                        PROVISIONS**      VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--158.9%
                        FLORIDA--151.7%
                        Florida Brd. of Ed.,
    AAA      $ 9,000      GO, Ser. A, 5.00%, 6/01/27, FSA ..........................................    06/12 @ 101   $  9,176,220
    AAA        8,640      Lottery Rev., Ser. C, 5.00%, 1/01/22, MBIA ...............................    01/13 @ 101      8,935,574
    AAA        7,000    Florida Dept. of Transp., 5.00%, 7/01/27, FSA ..............................    07/12 @ 101      7,137,970
    AAA        9,695    Gainesville Util. Sys. Rev., Ser. A, 5.00%, 10/01/33, FSA ..................    10/13 @ 100      9,849,926
     A-        8,500    Highlands Cnty. Hlth. Facs. Auth., Hosp. Adventist/Sunbelt,
                          Ser. A, 6.00%, 11/15/31 ..................................................    11/11 @ 101      8,954,325
    AAA       12,580    Hillsborough Cnty. Sch. Brd., COP, Ser. A, 5.00%, 7/01/25, MBIA ............    07/10 @ 100     12,794,992
    AAA        2,865    Jacksonville Cap. Impvt., Ser. A, 5.00%, 10/01/30, AMBAC ...................    10/12 @ 100      2,911,470
    AAA        8,000    Jacksonville Excise Tax Rev., Ser. B, 5.00%, 10/01/26, AMBAC ...............    10/12 @ 100      8,148,320
    AAA        9,500    Jacksonville Sales Tax Rev., 5.00%, 10/01/27, MBIA .........................    10/13 @ 100      9,691,330
    AAA        9,500    Jacksonville Transp. Rev., 5.00%, 10/01/31, MBIA ...........................    10/11 @ 100      9,633,380
    AAA        1,500    Julington Creek Plantation Cmnty. Dev., Assmt. Rev., 5.00%, 5/01/29, MBIA ..    05/12 @ 101      1,526,760
    AAA        9,000    Lake Cnty. Sch. Brd., COP, Ser. A, 5.00%, 7/01/28, AMBAC ...................    07/13 @ 100      9,147,960
    AAA       26,935    Miami Dade Cnty., Spec. Oblig. Rev., Ser. B, Zero Coupon, 10/01/31, MBIA ...  04/08 @ 28.079     5,603,827
    AAA        7,975    Orange Cnty. Sales Tax Rev., Ser. B, 5.125%, 1/01/32, FGIC .................    01/13 @ 100      8,171,903
    AAA        2,000    Orange Cnty. Sch. Brd., COP, Ser. A, 5.00%, 8/01/27, MBIA ..................    08/12 @ 100      2,031,940
    AAA        9,250    Orange Cnty. Tourist Dev., Tax Rev., 5.125%, 10/01/30, AMBAC ...............    04/12 @ 100      9,477,642
    AAA        4,000    Osceola Cnty. Sch. Brd., COP, Ser. A, 5.25%, 6/01/27, AMBAC ................    06/12 @ 101      4,175,200
                        Palm Bay Util. Rev., FGIC,
    AAA        4,015      Zero Coupon, 10/01/28 ....................................................   No Opt. Call      1,078,028
    AAA        5,570      Zero Coupon, 10/01/31 ....................................................   No Opt. Call      1,277,869
    AAA       17,700    Palm Beach Cnty. Sch. Brd., COP, Ser. D, 5.00%, 8/01/28, FSA ...............    08/12 @ 100     17,969,394
    AA-        5,000    Pinellas Cnty. Hlth. Fac. Auth., Baycare Hlth. Sys., 5.50%, 11/15/33 .......    05/13 @ 100      4,994,800
    AAA        9,500    Pinellas Cnty. Swr. Rev., 5.00%, 10/01/32, FSA .............................    10/13 @ 100      9,651,810
    Aaa        5,000    Polk Cnty. Util. Sys. Rev., 5.00%, 10/01/29, FGIC ..........................    10/13 @ 100      5,092,350
    AAA        2,325    Port St. Lucie Util. Rev., 5.125%, 9/01/31, MBIA ...........................    09/11 @ 100      2,377,522
    AAA        2,945    Sarasota Cnty. Util. Sys. Rev., Ser. C, 5.25%, 10/01/22, FGIC ..............    10/12 @ 100      3,106,769
    Aa3        2,250    So. Broward Hosp. Dist. Rev., 5.60%, 5/01/27 ...............................    05/12 @ 101      2,309,153
     A2        4,750    So. Lake Cnty. Hosp. Dist. Rev., So. Lake Hosp. Inc., 5.80%, 10/01/34 ......    10/09 @ 101      4,834,027
    AAA        3,500    St. Petersburg Pub. Util. Rev., Ser. A, 5.00%, 10/01/28, FSA ...............    10/09 @ 101      3,550,610
    AAA        2,000    Tampa Bay Wtr. Util. Sys. Rev., Ser. A, 5.00%, 10/01/28, FGIC ..............    10/11 @ 100      2,032,300
                        Village Cmnty. Dev., Assmt. Rev.,
     NR        5,000      Ser. A, 6.50%, 5/01/33 ...................................................    05/13 @ 101      5,035,500
     NR        1,000      Ser. B, 5.40%, 5/01/07 ...................................................   No Opt. Call      1,004,480
                                                                                                                      ------------
                                                                                                                       191,683,351
                                                                                                                      ============

                        PUERTO RICO--7.2%
     A+        9,405    Children's Trust Fund Tobacco Settlement Rev., 5.625%, 5/15/43 .............    05/12 @ 100      9,094,447

                        TOTAL INVESTMENTS--158.9% (COST $198,561,373) ..............................                   200,777,798
                        Other assets in excess of liabilities--1.2% ................................                     1,577,754
                        Preferred shares at redemption value, including dividends payable--(60.1)% .                   (76,008,912)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100%                                            $126,346,640
                                                                                                                      ============


----------
   * Using the higher of S&P's, Moody's or Fitch's rating.
  ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.


---------------------------------------------------------------------------------------------------------------------
                                                 KEY TO ABBREVIATIONS
   AMBAC      -- American Municipal Bond Assurance Corporation    FSA       -- Financial Security Assurance
   COP        -- Certificate of Participation                     GO        -- General Obligation
   FGIC       -- Financial Guaranty Insurance Company             MBIA      -- Municipal Bond Insurance Association
---------------------------------------------------------------------------------------------------------------------




                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (unaudited)
FEBRUARY 28, 2003

-----------------------------------------
BlackRock California Municipal Bond Trust
-----------------------------------------

            PRINCIPAL
             AMOUNT                                                                                     OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                        PROVISIONS**      VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--157.2%
                        FLORIDA--143.4%
    AAA      $ 1,250    Bay Cnty. Sales Tax Rev., 5.125%, 9/01/32, AMBAC ...........................    09/12 @ 100   $  1,280,063
     A         1,000    Boynton Beach Multi. Fam. Rev., Clipper Cove Apts., 5.30%, 1/01/23, ACA ....    01/13 @ 100      1,014,150
     NR        3,000+   Charter Mac Equity Issuer Trust, Ser. B-2, 7.20%, 10/31/52 .................    10/14 @ 100      3,141,930
    AAA        3,150    Florida Mun. Loan Council, Ser. A, 5.125%, 5/01/32, MBIA ...................    05/12 @ 101      3,229,947
    AAA        3,100    Greater Orlando Aviation Auth., Orlando Arpt. Facs.,
                          Ser. A, 5.125%, 10/01/32, FSA ............................................    10/12 @ 100      3,158,280
    A-         4,900    Highlands Cnty. Hlth. Facs. Auth., Hosp. Adventist/Sunbelt,
                          Ser. A, 6.00%, 11/15/31 ..................................................    11/11 @ 101      5,161,905
    A2         4,000    Hillsborough Cnty. Ind. Dev. Auth., PCR, Tampa Elec. Co. Proj.,
                          5.50%, 10/01/23 ..........................................................    10/12 @ 100      3,970,320
    AA         3,500    Jacksonville Econ. Dev. Comm. Hlth. Facs., Mayo Clinic,
                          Ser. B, 5.50%, 11/15/36 ..................................................    11/11 @ 101      3,643,815
    AA+        5,000    JEA Elec. Sys. Rev., Ser. A, 5.50%, 10/01/41 ...............................    10/07 @ 100      5,179,300
    AAA        5,425    JEA Wtr. & Swr. Sys. Rev., Ser. A, 5.375%, 10/01/30, MBIA ..................    04/07 @ 100      5,568,491
     A1        3,000    Lakeland Hosp. Sys. Rev., Lakeland Regl. Hlth. Sys., 5.50%, 11/15/32 .......    11/12 @ 101      3,013,950
                        Miami Dade Cnty., Spec. Oblig. Rev., MBIA,
    AAA        5,500      Ser. A, Zero Coupon, 10/01/26 ............................................  04/08 @ 37.301     1,530,485
    AAA       10,000      Ser. B, Zero Coupon, 10/01/30 ............................................  04/08 @ 29.688     2,203,300
    AAA        5,410      Ser. B, Zero Coupon, 10/01/32 ............................................  04/08 @ 26.494     1,061,117
     A2        5,000    Orange Cnty. Hlth. Facs. Auth., Orlando Regl. Hlth. Care, 5.75%, 12/01/32 ..    12/12 @ 100      5,091,650
    AAA        1,250    Orange Cnty. Sch. Brd., COP, Ser. A, 5.00%, 8/01/27, MBIA ..................    08/12 @ 100      1,269,963
    AAA        3,350    Orange Cnty. Tourist Dev., Tax Rev., 5.125%, 10/01/30, AMBAC ...............    04/12 @ 100      3,432,444
    AAA        3,105    Osceola Cnty. Tourist Dev., Tax Rev., Ser. A, 5.00%, 10/01/32, FGIC ........    10/12 @ 100      3,150,612
    AAA        3,630    Palm Bay Util. Rev., Zero Coupon, 10/01/28, FGIC ...........................   No Opt. Call        974,655
    AAA        3,000    Palm Beach Cnty. Sch. Brd., COP, Ser. C, 5.00%, 8/01/27, FSA ...............    08/12 @ 100      3,043,380
    AAA        5,000    Port St. Lucie Util. Rev., 5.125%, 9/01/31, MBIA ...........................    09/11 @ 100      5,112,950
    Aa3        2,000    So. Broward Hosp. Dist. Rev., 5.60%, 5/01/27 ...............................    05/12 @ 101      2,052,580
     NR        2,850    Sumter Cnty. Indl. Dev. Auth., No. Sumter Util. Co. LLC, 6.80%, 10/01/32 ...    10/09 @ 100      2,857,638
     NR        1,900    Village Cmnty. Dev., Assmt. Rev., Ser. A, 6.50%, 5/01/33 ...................    05/13 @ 101      1,913,490
                                                                                                                      ------------
                                                                                                                        72,056,415
                                                                                                                      ------------

                        PUERTO RICO--13.8%
     A+        3,500    Children's Trust Fund Tobacco Settlement Rev., 5.625%, 5/15/43 .............    05/12 @ 100      3,384,430
     A-        3,500    Puerto Rico Pub. Bldgs. Auth., Gov't. Facs., Ser. D, 5.25%, 7/01/36 ........    07/12 @ 100      3,554,705
                                                                                                                      ------------
                                                                                                                         6,939,135
                                                                                                                      ------------
                        TOTAL INVESTMENTS--157.2% (COST $75,998,564) ...............................                    78,995,550
                        Other assets in excess of liabilities--2.0% ................................                     1,040,024
                        Preferred shares at redemption value, including dividends payable--(59.2)% .                   (29,776,630)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100%                                            $ 50,258,944
                                                                                                                      ============

----------
   * Using the higher of S&P's, Moody's or Fitch's rating.
  ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
   + Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of February 28, 2003, the Trust held 6.3% of its net assets, with a current market value of $3,141,930, in securities restricted as to resale.

----------------------------------------------------------------------------------------------------------------------
                                                 KEY TO ABBREVIATIONS
   ACA        -- American Capital Access                          FSA        -- Financial Security Assurance
   AMBAC      -- American Municipal Bond Assurance Corporation    MBIA       -- Municipal Bond Insurance Association
   COP        -- Certificate of Participation                     PCR        -- Pollution Control Revenue
   FGIC       -- Financial Guaranty Insurance Company
----------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (unaudited)
FEBRUARY 28, 2003

---------------------------------------
BlackRock Maryland Municipal Bond Trust
---------------------------------------

            PRINCIPAL
             AMOUNT                                                                                     OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                        PROVISIONS**      VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--157.5%
                        MARYLAND--128.8%
     A3      $ 2,870    Anne Arundel Cnty. Econ. Dev., Cmnty. Coll. Proj., 5.25%, 9/01/28 ..........    09/12 @ 102   $  2,943,673
                        Baltimore Cnty., GO,
    AAA        2,000      Met. 67th Dist., 5.00%, 6/01/22 ..........................................    06/11 @ 101      2,092,100
    AAA        2,000      Met. 68th Dist., 5.00%, 8/01/28 ..........................................    08/12 @ 100      2,053,320
                        Baltimore Wstwtr. Proj., Ser. A, FGIC,
    AAA        2,000      5.125%, 7/01/42 ..........................................................    07/12 @ 100      2,045,760
    AAA        3,500      5.20%, 7/01/32 ...........................................................    07/12 @ 100      3,626,245
     NR        2,000+   Charter Mac Equity Issuer Trust, Ser. B-2, 7.20%, 10/31/52 .................    10/14 @ 100      2,094,620
    Aa2        2,355    Maryland Dept. Hsg. & Cmnty. Dev. Admin., Sngl. Fam. Prog.,
                          Ser. 2, 6.55%, 4/01/26 ...................................................    04/05 @ 102      2,447,128
    Baa3       1,500    Maryland Econ. Dev. Corp., Student Hsg. Rev., Univ. of Maryland,
                          Ser. A, 5.75%, 10/01/33 ..................................................    10/13 @ 100      1,492,005
                        Maryland Hlth. & Higher Edl. Facs. Auth.,
     A         2,000      Brd. of Child Care, 5.375%, 7/01/32 ......................................    07/12 @ 100      2,049,700
    BBB+       1,990      Carroll Cnty. Gen. Hosp., 6.00%, 7/01/37 .................................    07/12 @ 100      2,071,411
     AA        2,000      Johns Hopkins Univ., Ser. B, 5.00%, 7/01/41 ..............................    07/11 @ 100      2,017,700
     A         2,000      Loyola Coll. Issue, 5.00%, 10/01/39 ......................................    10/09 @ 101      2,012,460
     A3        2,000      Union Hosp. of Cecil Cnty., 5.625%, 7/01/32 ..............................    07/12 @ 100      2,045,120
     A         2,000      Univ. of Maryland Med. Sys., 5.25%, 7/01/34 ..............................    07/11 @ 100      1,988,740
    A+         1,905    Maryland Ind. Dev. Fin. Auth., Econ. Dev. Rev.,
                          Nat'l. Aquarium Baltimore Fac., Ser. B, 5.20%, 11/01/26 ..................    11/12 @ 100      1,938,699
    AAA        2,000    Maryland Transp. Auth., Arpt. Pkg. Rev., Baltimore/Wash Intl. Arpt.,
                          Ser. B, 5.125%, 3/01/24, AMBAC ...........................................    03/12 @ 101      2,049,060
                        Montgomery Cnty. Lease Rev., Metrorail Garage Proj.,
     AA          500      5.00%, 6/01/23 ...........................................................    06/12 @ 100        514,635
     AA        1,435      5.00%, 6/01/24 ...........................................................    06/12 @ 100      1,472,654
                        St. Marys Coll., Academic & Auxil. Fees, Ser. A, AMBAC,
    AAA        1,000      5.00%, 9/01/27 ...........................................................    09/12 @ 101      1,023,360
    AAA        1,000      5.00%, 9/01/32 ...........................................................    09/12 @ 101      1,019,210
                                                                                                                      ------------
                                                                                                                        38,997,600
                                                                                                                      ------------
                        PUERTO RICO--28.7%
     A+        2,000    Children's Trust Fund Tobacco Settlement Rev., 5.625%, 5/15/43 .............    05/12 @ 100      1,933,960
     A         2,000    Puerto Rico Comnwlth. Hwy. & Transp. Auth., Ser. D, 5.25%, 7/01/38 .........    07/12 @ 100      2,032,760
    AAA        2,060    Puerto Rico Elec. Pwr. Auth., Ser. HH, 5.25%, 7/01/29, FSA .................    07/10 @ 101      2,153,359
                        Puerto Rico Pub. Bldgs. Auth., Gov't. Facs., Ser. D,
     A-        1,000      5.25%, 7/01/36 ...........................................................    07/12 @ 100      1,015,630
     A-        1,500      5.375%, 7/01/33 ..........................................................    07/12 @ 100      1,536,150
                                                                                                                      ------------
                                                                                                                         8,671,859
                                                                                                                      ------------
                        TOTAL INVESTMENTS--157.5% (COST $46,048,317) ...............................                    47,669,459
                        Other assets in excess of liabilities--2.0% ................................                       597,903
                        Preferred shares at redemption value, including dividends payable--(59.5)% .                   (18,000,296)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .........................                  $ 30,267,066
                                                                                                                      ============

----------
   * Using the higher of S&P's, Moody's or Fitch's rating.
  ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
   + Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of February 28, 2003, the Trust held 6.9% of its net assets, with a current market value of $2,094,620, in securities restricted as to resale.

------------------------------------------------------------------------------------------------------------------
                                             KEY TO ABBREVIATIONS
   AMBAC      -- American Municipal Bond Assurance Corporation        FSA        -- Financial Security Assurance
   FGIC       -- Financial Guaranty Insurance Company                 GO         -- General Obligation
------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (unaudited)
FEBRUARY 28, 2003

-----------------------------------------
BlackRock New Jersey Municipal Bond Trust
-----------------------------------------


            PRINCIPAL
             AMOUNT                                                                                     OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                        PROVISIONS**      VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--156.0%
                        NEW JERSEY--118.7%
     NR      $ 2,000+   Charter Mac Equity Issuer Trust, Ser. B-2, 7.20%, 10/31/52 .................    10/14 @ 100   $  2,094,620
                        New Jersey Econ. Dev. Auth.,
     B+        2,500      Continental Airlines Inc. Proj., 7.00%, 11/15/30 .........................    11/10 @ 101      1,819,075
    BBB-       2,000      Fellowship Village, Ser. A, 5.50%, 1/01/25 ...............................    01/08 @ 102      1,871,720
    Baa3       4,750      Kapkowski Road Landfill Proj., 6.50%, 4/01/28 ............................   No Opt. Call      5,207,852
    Aaa        1,790      Victoria Hlth., Ser. A, 5.20%, 12/20/36 ..................................    12/11 @ 103      1,846,027
   BBB-        1,000    New Jersey Edl. Facs. Auth., Fairleigh Dickinson Univ.,
                          Ser. D, 6.00%, 7/01/25 ...................................................    07/13 @ 100      1,013,250
                        New Jersey Hlth. Care Facs. Fin. Auth.,
     A-        2,000      Atlantic City Med. Ctr., 5.75%, 7/01/25 ..................................    07/12 @ 100      2,078,280
     A+        2,000      Catholic Hlth. East, Ser. A, 5.375%, 11/15/33 ............................    11/12 @ 100      2,009,100
     A3        2,000      Kennedy Hlth. Sys., 5.625%, 7/01/31 ......................................    07/11 @ 100      2,034,080
    Baa1       2,500      So. Jersey Hosp., 6.00%, 7/01/32 .........................................    07/12 @ 100      2,538,125
    AAA        2,250    New Jersey Hsg. & Mtg. Fin. Agcy., Mult. Fam. Hsg. Rev.,
                          Ser. A, 5.65%, 5/01/40, AMBAC ............................................   11/07 @ 101.5     2,344,050
                        Port Auth. of NY & NJ,
    AAA        1,500      Ser. 125, 5.00%, 4/15/32, FSA ............................................    04/12 @ 101      1,539,270
    AAA        2,250      Ser. 126, 5.25%, 5/15/37, FGIC ...........................................    05/12 @ 101      2,329,965
     B3          130      Spec. Oblig. Rev., Cont'l./Eastern Proj. LaGuardia, 9.125%, 12/01/15 .....    04/03 @ 100        131,169
     A+        7,000    Tobacco Settlement Fin. Corp., 6.125%, 6/01/42 .............................    06/12 @ 100      6,199,410
    AAA        1,000    Univ. of Medicine & Dentistry, Ser. A, 5.00%, 12/01/31, AMBAC ..............    12/12 @ 100      1,021,910
                        Vineland, GO, MBIA,
    AAA        1,000      5.30%, 5/15/29 ...........................................................    05/10 @ 101      1,034,960
    AAA        1,500      5.375%, 5/15/32 ..........................................................    05/10 @ 101      1,558,980
                                                                                                                      ------------
                                                                                                                        38,671,843
                                                                                                                      ------------
                        PUERTO RICO--37.3%
     A         4,900    Puerto Rico Comnwlth. Hwy. & Transp. Auth., Ser. D, 5.25%, 7/01/38 .........    07/12 @ 100      4,980,262
     A-        2,250    Puerto Rico Elec. Pwr. Auth., Ser. II, 5.25%, 7/01/31 ......................    07/12 @ 101      2,301,075
                        Puerto Rico Pub. Bldgs. Auth., Gov't. Facs., Ser. D,
     A-        2,300      5.25%, 7/01/27 ...........................................................    07/12 @ 100      2,353,153
     A-        2,500      5.25%, 7/01/36 ...........................................................    07/12 @ 100      2,539,075
                                                                                                                      ------------
                                                                                                                        12,173,565
                                                                                                                      ------------
                        TOTAL INVESTMENTS--156.0% (COST $50,519,559) ...............................                    50,845,408
                        Other assets in excess of liabilities--6.1% ................................                     1,974,378
                        Preferred shares at redemption value, including dividends payable--(62.1)% .                   (20,226,752)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .........................                  $ 32,593,034
                                                                                                                      ============


----------
   * Using the higher of S&P's, Moody's or Fitch's rating.
  ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
   + Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of February 28, 2003, the Trust held 6.4% of its net assets, with a current market value of $2,094,620, in securities restricted as to resale.

----------------------------------------------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
   AMBAC      -- American Municipal Bond Assurance Corporation     GO         -- General Obligation
   FGIC       -- Financial Guaranty Insurance Company              MBIA       -- Municipal Bond Insurance Association
   FSA        -- Financial Security Assurance
----------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (unaudited)
FEBRUARY 28, 2003

-------------------------------------------------
BlackRock New York Insured Municipal Income Trust
-------------------------------------------------


            PRINCIPAL
             AMOUNT                                                                                     OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                        PROVISIONS**      VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--156.4%
                        NEW YORK--132.8%
                        Met. Transp. Auth., Ser. A,
    AAA      $ 1,085      5.00%, 11/15/25, FGIC ....................................................    11/12 @ 100   $  1,106,982
    AAA        7,000      5.00%, 11/15/30, FSA .....................................................    11/12 @ 100      7,098,280
    AAA        5,000      5.25%, 11/15/31, FGIC ....................................................    11/12 @ 100      5,201,600
    AAA        5,000      Dedicated Tax Fund, 5.00%, 11/15/28, FSA .................................    11/12 @ 100      5,077,950
    AAA        5,000      Dedicated Tax Fund, 5.00%, 11/15/31, FGIC ................................    11/11 @ 100      5,063,800
    AAA       10,000      Svc. Contract Rev., 5.00%, 7/01/30, AMBAC ................................    07/12 @ 100     10,135,700
     A         2,500    New York City Indl. Dev. Agcy., Lycee Francais De Proj.,
                          Ser. A, 5.375%, 6/01/23, ACA .............................................    12/12 @ 100      2,535,500
    AAA       10,000    New York City Mun. Wtr. Fin. Auth., Ser. A, 5.125%, 6/15/34, FSA ...........    06/12 @ 100     10,212,800
    AAA        7,000    New York City Transl. Fin. Auth., Ser. B, 5.00%, 5/01/30, AMBAC ............    11/11 @ 101      7,098,000
    AAA        5,000    New York City Trust Cultural Res. Rev., Museum Modern Art,
                          Ser. D, 5.125%, 7/01/31, AMBAC ...........................................    07/12 @ 100      5,158,550
                        New York Dorm. Auth.,
    AAA        4,500      Ser. A, 5.00%, 3/15/32, FGIC .............................................    03/13 @ 100      4,558,140
    AAA        3,160      Iona Coll., 5.00%, 7/01/27, XLCA .........................................    07/12 @ 100      3,205,251
    Aa3        3,000      Joachim & Ann Residence, 5.25%, 7/01/27 ..................................    07/12 @ 100      3,007,650
    AAA        5,000      New York & Presbyterian Hosp., 5.00%, 8/01/32, AMBAC .....................    02/08 @ 101      5,048,800
    AAA        7,000      New York Univ., Ser. 2, 5.00%, 7/01/41, AMBAC ............................    07/11 @ 100      7,061,950
    AAA        2,000      Sch. Dist. Fin., Ser. A, 5.00%, 4/01/31, MBIA ............................    10/12 @ 100      2,027,840
    AAA        3,500      Sch. Dist. Fin., Ser. D, 5.00%, 10/01/30, MBIA ...........................    10/12 @ 100      3,551,415
    AAA        7,000      St. Barnabas, Ser. A, 5.00%, 2/01/31, AMBAC ..............................    08/12 @ 100      7,095,900
    AAA        5,000      Univ. Dorm. Facs., 5.00%, 7/01/32, MBIA ..................................    07/12 @ 100      5,060,350
    AAA        2,000      Winthrop Univ. Hosp. Assoc., Ser. A, 5.25%, 7/01/31, AMBAC ...............    07/11 @ 101      2,078,100
    AAA        2,500    New York Urban Dev. Corp., Ser. C-1, 5.00%, 3/15/33, FGIC ..................    03/13 @ 100      2,534,275
    AAA        3,000    Port Auth. of NY & NJ, Ser. 128, 5.00%, 11/01/27, FSA ......................    11/12 @ 101      3,089,730
    AAA       10,000    Triborough Brdg. & Tunl. Auth. Rev., Ser. E, 5.00%, 11/15/32, MBIA .........    11/12 @ 100     10,124,900
    Aa2        6,000    TSASC Inc., Tobacco Settlement Rev., Ser. 1, 5.75%, 7/15/32 ................    07/12 @ 100      5,915,760
                                                                                                                      ------------
                                                                                                                       123,049,223
                                                                                                                      ------------
                        PUERTO RICO--23.6%
     A1       11,000    Children's Trust Fund Tobacco Settlement Rev., 5.625%, 5/15/43 .............    05/12 @ 100     10,636,780
     A         5,000    Puerto Rico Indl. Fin. Auth., Medical & Env. Ctrl. Facs., Polytechnic Univ.,
                          Ser. A, 5.00%, 8/01/32, ACA ..............................................    08/12 @ 100      5,015,850
    AAA        6,000    Puerto Rico Mun. Fin. Agcy., Ser. A, 5.00%, 8/01/27, FSA ...................    08/12 @ 100      6,178,440
                                                                                                                      ------------
                                                                                                                        21,831,070
                                                                                                                      ------------
                        TOTAL INVESTMENTS--156.4% (COST $143,210,303) ..............................                   144,880,293
                        Other assets in excess of liabilities--4.0% ................................                     3,730,005
                        Preferred shares at redemption value, including dividends payable--(60.4)% .                   (56,001,610)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .........................                  $ 92,608,688
                                                                                                                      ============


----------
   * Using the higher of S&P's, Moody's or Fitch's rating.
  ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.

----------------------------------------------------------------------------------------------------------------------
                                                 KEY TO ABBREVIATIONS
   ACA        -- American Capital Access                           FSA        -- Financial Security Assurance
   AMBAC      -- American Municipal Bond Assurance Corporation     MBIA       -- Municipal Bond Insurance Association
   FGIC       -- Financial Guaranty Insurance Company              XLCA       -- XL Capital Assurance
----------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (unaudited)
FEBRUARY 28, 2003

---------------------------------------
BlackRock New York Municipal Bond Trust
---------------------------------------

            PRINCIPAL
             AMOUNT                                                                                     OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                        PROVISIONS**      VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--157.4%
                        NEW YORK--118.0%
     NR      $ 2,500+   Charter Mac Equity Issuer Trust, Ser. B-2, 7.20%, 10/31/52 .................    10/14 @ 100   $  2,618,275
    AA         2,000    Dutchess Cnty. Ind. Dev. Agcy., Civic Facs. Rev., Vassar Coll. Proj.,
                          5.35%, 9/01/40 ...........................................................    08/11 @ 101      2,077,440
     A         3,000    Met. Transp. Auth., Dedicated Tax Fund, Ser. A, 5.125%, 11/15/31 ...........    11/12 @ 100      3,029,160
     A+        3,000    New York City, GO, Ser. D, 5.375%, 6/01/32 .................................    06/12 @ 100      3,029,730
     A3        1,100    New York City Hlth. & Hosp. Corp., Hlth. Sys., Ser. A, 5.375%, 2/15/26 .....    02/12 @ 100      1,116,357
     AA        2,500    New York City Hsg. Dev. Corp., Mult. Fam. Hsg. Rev., Ser. A, 5.50%, 11/01/34    05/12 @ 100      2,553,900
    AAA        2,500    New York City Mun. Wtr. Fin. Auth., Ser. A, 5.25%, 6/15/33, FGIC ...........    06/11 @ 100      2,586,625
                        New York Dorm. Auth.,
    AA-        2,750      City Univ., Ser. A, 5.25%, 7/01/31 .......................................    07/11 @ 100      2,805,852
    AAA        2,500      Iona Coll., 5.125%, 7/01/32, XLCA ........................................    07/12 @ 100      2,547,775
     A-        3,000      Lenox Hill Hosp. Oblig. Grp., 5.50%, 7/01/30 .............................    07/11 @ 101      3,075,930
    AAA        2,500      Willow Towers Inc. Proj., 5.40%, 2/01/34 .................................    08/12 @ 101      2,597,025
    AAA        2,750    New York Env. Facs. Corp., Mun. Wtr. Proj., Ser. D, 5.125%, 6/15/31 ........    06/12 @ 100      2,823,013
    Aa1        3,000    New York Mtg. Agcy., Ser. 101, 5.40%, 4/01/32 ..............................    10/11 @ 100      3,053,400
     AA        5,000    New York Urban Dev. Corp., Ser. A, 5.25%, 3/15/32 ..........................    03/12 @ 100      5,109,100
                        Port Auth. of NY & NJ,
    AAA        2,750      Ser. 126, 5.25%, 5/15/37, FGIC ...........................................    05/12 @ 101      2,847,735
     B3        2,600      Spec. Oblig. Rev., Cont'l./Eastern Proj. LaGuardia, 9.125%, 12/01/15 .....    04/03 @ 100      2,623,374
    Aa2        3,000    TSASC Inc., Tobacco Settlement Rev., Ser. 1, 5.75%, 7/15/32 ................    07/12 @ 100      2,957,880
                                                                                                                      ------------
                                                                                                                        47,452,571
                                                                                                                      ------------
                        PUERTO RICO--39.4%
     A+        5,150    Children's Trust Fund Tobacco Settlement Rev., 5.625%, 5/15/43 .............    05/12 @ 100      4,979,947
     A-        3,000    Puerto Rico Comnwlth., GO, Ser. A, 5.125%, 7/01/31 .........................    07/11 @ 100      3,027,420
     A         3,000    Puerto Rico Comnwlth. Hwy. & Transp. Auth., Ser. D, 5.25%, 7/01/38 .........    07/12 @ 100      3,049,140
     A-        2,000    Puerto Rico Elec. Pwr. Auth., Ser. II, 5.25%, 7/01/31 ......................    07/12 @ 101      2,045,400
     A-        2,700    Puerto Rico Pub. Bldgs. Auth., Gov't. Facs., Ser. D, 5.25%, 7/01/27 ........    07/12 @ 100      2,762,397
                                                                                                                      ------------
                                                                                                                        15,864,304
                                                                                                                      ------------
                        TOTAL INVESTMENTS--157.4% (COST $61,320,951) ...............................                    63,316,875
                        Other assets in excess of liabilities--2.8% ................................                     1,118,131
                        Preferred shares at redemption value, including dividends payable--(60.2)% .                   (24,202,029)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .........................                  $ 40,232,977
                                                                                                                      ============


----------
   * Using the higher of S&P's, Moody's or Fitch's rating.
  ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
   + Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of February 28, 2003, the Trust held 6.5% of its net assets, with a current market value of $2,618,275, in securities restricted as to resale.


------------------------------------------------------------------------------------------------------
                                      KEY TO ABBREVIATIONS
   FGIC       -- Financial Guaranty Insurance Company          XLCA        -- XL Capital Assurance
   GO         -- General Obligation
------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (unaudited)
FEBRUARY 28, 2003

--------------------------------------------
BlackRock New York Municipal Income Trust II
--------------------------------------------

            PRINCIPAL
             AMOUNT                                                                                     OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                        PROVISIONS**      VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--157.9%
                        NEW YORK--143.8%
    Aaa      $ 1,750    Clarence Indl. Dev. Agcy., Civic Fac. Rev., Bristol Village Proj.,
                          6.00%, 1/20/44 ...........................................................    01/13 @ 102   $  1,902,723
    AA         6,000    Dutchess Cnty. Ind. Dev. Agcy., Civic Facs. Rev., Vassar Coll. Proj.,
                          5.35%, 9/01/40 ...........................................................    08/11 @ 101      6,232,320
    BBB          625    Essex Cnty. Indl. Dev. Agcy., Solid Wst. Disp. Rev., Intl. Paper Co. Proj.,
                          Ser. A, 5.50%, 10/01/26 ..................................................   No Opt. Call        613,675
    Aaa        3,250    Geneva Indl. Dev. Agcy., Civic Fac. Rev., Hobart & William Smith Proj.,
                          Ser. A, 5.375%, 2/01/33 ..................................................    02/13 @ 100      3,373,532
    AAA        3,515    Long Island Pwr. Auth., Elec. Sys. Rev., Ser. A, Zero Coupon, 6/01/28, FSA .   No Opt. Call        996,362
                        Met. Transp. Auth., Ser. A,
    AAA        5,000      5.25%, 11/15/31, FGIC ....................................................    11/12 @ 100      5,201,600
    AA-        5,000      Dedicated Tax Fund, 5.00%, 11/15/30 ......................................    11/12 @ 100      5,023,950
    AA-        5,000      Svc. Contract Rev., 5.125%, 1/01/29 ......................................    07/12 @ 100      5,069,300
     A         5,000    New York City, GO, Ser. B, 5.75%, 12/01/22 .................................    12/11 @ 100      5,277,950
                        New York City Indl. Dev. Agcy., Ser. A,
    AAA        1,000      Eger Harbor Proj., 4.95%, 11/20/32 .......................................    11/12 @ 101        992,800
    AAA        1,000      Eger Harbor Proj., 5.875%, 5/20/44 .......................................    11/12 @ 105      1,089,960
     A         1,500      Lycee Francais De Proj., 5.375%, 6/01/23, ACA ............................    12/12 @ 100      1,521,300
     AA        5,000    New York City Mun. Wtr. Fin. Auth., Ser. A, 5.125%, 6/15/34 ................    06/12 @ 100      5,106,400
    AAA        5,000    New York City Trans. Auth., Met. Transp. Auth.,
                          Triborough Brdg. & Tunl. Auth., COP, Ser. A, 5.25%, 1/01/29, AMBAC .......    01/10 @ 101      5,175,000
    AA+        5,000    New York City Transl. Fin. Auth., Ser. B, 5.00%, 11/01/27 ..................    11/12 @ 100      5,050,700
                        New York Dorm. Auth.,
    AAA        2,425      New Sch. Univ., 5.00%, 7/01/31, MBIA .....................................    07/11 @ 100      2,454,755
    AAA        3,000      New York Univ., Ser. 2, 5.00%, 7/01/41, AMBAC ............................    07/11 @ 100      3,026,550
    AAA        2,500      St. Barnabas, Ser. A, 5.00%, 2/01/31, AMBAC ..............................    08/12 @ 100      2,534,250
     AA        1,000      Mount St. Mary Coll., 5.00%, 7/01/32, RAA ................................    07/13 @ 100      1,001,080
    AA-        5,000      Univ. Dorm. Facs., 5.00%, 7/01/32 ........................................    07/12 @ 100      5,019,300
     A+        5,500    New York Energy Res. & Dev. Auth., Facs. Rev., 4.70%, 6/01/36 ..............    10/05 @ 100      5,513,035
    AAA        5,000    New York Env. Facs. Corp., Mun. Wtr. Proj., Ser. K, 5.00%, 6/15/28 .........    06/12 @ 100      5,093,850
     AA        5,000    New York Urban Dev. Corp., Ser. C-1, 5.00%, 3/15/33 ........................    03/13 @ 100      5,021,100
    B3         3,675    Port Auth. of NY & NJ, Spec. Oblig. Rev., Cont'l./Eastern Proj. LaGuardia,
                          9.125%, 12/01/15 .........................................................    04/03 @ 100      3,708,038
                        Triborough Brdg. & Tunl. Auth. Rev.,
     AA        2,500      Ser. A, 5.00%, 1/01/32 ...................................................    01/12 @ 100      2,519,775
     AA        4,000      Ser. B, 5.00%, 11/15/27 ..................................................    11/12 @ 100      4,049,960
    Aa2        9,000      TSASC Inc., Tobacco Settlement Rev., Ser. 1, 5.75%, 7/15/32 ..............    07/12 @ 100      8,873,640
                                                                                                                      ------------
                                                                                                                       101,442,905
                                                                                                                      ------------
                        PUERTO RICO--14.1%
     A+        4,000    Children's Trust Fund Tobacco Settlement Rev., 5.625%, 5/15/43 .............    05/12 @ 100      3,867,920
     A-        4,000    Puerto Rico Comnwlth., GO, Ser. A, 5.125%, 7/01/31 .........................    07/11 @ 100      4,036,560
     A         2,000    Puerto Rico Comnwlth. Hwy. & Transp. Auth., Ser. D, 5.375%, 7/01/36 ........    07/12 @ 100      2,057,200
                                                                                                                      ------------
                                                                                                                         9,961,680
                                                                                                                      ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $110,030,829) ............................                   111,404,585
                                                                                                                      ------------
                        MONEY MARKET FUND--2.8%
    NR         2,000    AIM Tax Free Investment Co. Cash Reserve Portfolio (cost $2,000,000) .......        N/A          2,000,000
                                                                                                                      ------------
                        TOTAL INVESTMENTS--160.7% (COST $112,030,829) ..............................                   113,404,585
                        Other assets in excess of liabilities--2.6% ................................                     1,800,919
                        Preferred shares at redemption value, including dividends payable--(63.3)% .                   (44,652,567)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .........................                  $ 70,552,937
                                                                                                                      ============


----------
   * Using the higher of S&P's, Moody's or Fitch's rating.
  ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.

----------------------------------------------------------------------------------------------------------------------
                                                 KEY TO ABBREVIATIONS
   ACA      -- American Capital Access                            FSA      -- Financial Security Assurance
   AMBAC    -- American Municipal Bond Assurance Corporation      GO       -- General Obligation
   COP      -- Certificate of Participation                       MBIA     -- Municipal Bond Insurance Association
   FGIC     -- Financial Guaranty Insurance Company               RAA      -- Radian Asset Assurance
----------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (unaudited)
FEBRUARY 28, 2003

--------------------------------------------
BlackRock New York Municipal Income Trust II
--------------------------------------------

            PRINCIPAL
             AMOUNT                                                                                     OPTION CALL
  RATING*     (000)                                  DESCRIPTION                                        PROVISIONS**      VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--156.4%
                        DISTRICT OF COLUMBIA--6.6%
    AAA      $ 1,500    Met. Arpts. Auth., Arpt. Sys. Rev., Ser. A, 5.25%, 10/01/32, FGIC ..........    10/12 @ 100   $  1,530,900
                                                                                                                      ------------
                        VIRGINIA--143.5%
    NR         1,500    Alexandria Redev. & Hsg. Auth., 3001 Park Center Apts.,
                            Ser. A, 6.375%, 4/01/34 ................................................    04/08 @ 103      1,478,955
    AAA        1,500    Arlington Cnty., GO, 5.00%, 2/01/21 ........................................    02/11 @ 100      1,552,545
     A         3,000    Arlington Cnty. Ind. Dev. Auth., Hosp. Fac. Rev., Virginia Hosp. Ctr.
                          Arlington Hlth. Sys., 5.25%, 7/01/31 .....................................    07/11 @ 101      3,023,250
     NR        1,500+   Charter Mac Equity Issuer Trust, Ser. B-2, 7.20%, 10/31/52 .................    10/14 @ 100      1,570,965
    AAA        1,500    Danville Ind. Dev. Auth., Hosp. Rev., Danville Regl. Med. Ctr, 5.25%,
                          10/01/28, AMBAC ..........................................................   No Opt. Call      1,617,750
    NR         1,000    Dulles Town Ctr. Cmnty. Dev. Auth., Spl. Assmt. Tax,
                          Dulles Town Ctr. Proj., 6.25%, 3/01/26 ...................................    03/08 @ 102      1,002,540
    AAA        1,500    Fairfax Cnty. Wtr. Auth., Wtr. Rev, 5.00%, 4/01/27 .........................    04/12 @ 100      1,533,225
     AA        1,000    Hampton, GO, 5.00%, 4/01/20 ................................................    04/12 @ 101      1,051,470
    A-         1,500    Henrico Cnty. Econ. Dev. Auth., Bon Secours Hlth. Sys. Inc.,
                          Ser. A, 5.60%, 11/15/30 ..................................................    11/12 @ 100      1,527,615
    AAA        1,500    Norfolk Arpt. Auth., Ser. A, 5.125%, 7/01/31, FGIC .........................    07/11 @ 100      1,525,995
    NR           500    Peninsula Port Auth., Residential Care Fac. Rev., Virginia Baptist Homes,
                          Ser. A, 7.375%, 12/01/32 .................................................    12/13 @ 100        500,320
     A         5,000    Pocahontas Pkwy. Assoc., Toll Road Rev., Ser. B, Zero Coupon, 8/15/22, ACA .   08/08 @ 45.5      1,465,400
     AA        1,375    Prince William Cnty., COP, 5.00%, 12/01/21 .................................    06/12 @ 100      1,429,972
    AAA        1,250    Richmond Met. Auth., Expwy. Rev., 5.25%, 7/15/22, FGIC .....................   No Opt. Call      1,380,688
    AAA        3,000    Richmond Pub. Util. Rev., 5.00%, 1/15/33, FSA ..............................    01/12 @ 100      3,060,690
    AA         1,500    Virginia Beach Dev. Auth., Pub. Fac. Rev., Town Ctr. Proj. Phase I,
                          Ser. A, 5.00%, 8/1/22 ....................................................    08/12 @ 100      1,551,570
                        Virginia Coll. Bldg. Auth., Edl. Facs. Rev., Washington & Lee Univ. Proj.,
                           MBIA,
    AAA          500      5.25%, 1/01/26 ...........................................................   No Opt. Call        546,465
    AAA        1,000      5.25%, 1/01/31 ...........................................................   No Opt. Call      1,095,120
    AAA        3,000    Virginia Hsg. Dev. Auth., Comnwlth. Mtg. Rev., Ser. H, 5.375%, 7/01/36, MBIA    07/11 @ 100      3,077,640
                        Virginia Res. Auth.,
     AA        1,000      Infrastructure Rev., Ser. A, 5.00%, 5/01/22 ..............................    05/11 @ 101      1,033,600
     AA          635      Infrastructure Rev., Ser. A, 5.125%, 5/01/27 .............................    05/11 @ 101        654,056
    AA         1,500      Wtr. & Swr. Sys. Rev., Frederick Cnty. Sanitation Auth. Proj.,
                            5.20%, 10/01/28 ........................................................    10/10 @ 100      1,549,260
                                                                                                                      ------------
                                                                                                                        33,229,091
                                                                                                                      ------------
                        PUERTO RICO--6.3%
     A+        1,500    Children's Trust Fund Tobacco Settlement Rev., 5.625%, 5/15/43 .............    05/12 @ 100      1,450,470
                                                                                                                      ------------
                        TOTAL INVESTMENTS--156.4% (COST $34,696,683) ...............................                    36,210,461
                        Other assets in excess of liabilities--2.0% ................................                       470,731
                        Preferred shares at redemption value, including dividends payable--(58.4)% .                   (13,525,268)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100%                                            $ 23,155,924
                                                                                                                      ============


----------
   * Using the higher of S&P's, Moody's or Fitch's rating.
  ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
   + Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of February 28, 2003, the Trust held 6.8% of its net assets, with a current market value of $1,570,965, in securities restricted as to resale.


----------------------------------------------------------------------------------------------------------------------
                                              KEY TO ABBREVIATIONS
   ACA      -- American Capital Access                            FSA       -- Financial Security Assurance
   AMBAC    -- American Municipal Bond Assurance Corporation      GO        -- General Obligation
   COP      -- Certificate of Participation                       MBIA      -- Municipal Bond Insurance Association
   FGIC     -- Financial Guaranty Insurance Company
----------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                                                                                                                      CALIFORNIA
                                                         INSURED                                                        INSURED
                                                         MUNICIPAL           MUNICIPAL            MUNICIPAL            MUNICIPAL
ASSETS                                                 INCOME TRUST         BOND TRUST         INCOME TRUST II       INCOME TRUST
                                                      --------------       -------------       ---------------      --------------
Investments at value(1) .......................       $ 602,581,447         $237,337,562        $ 530,322,479         $124,895,893
Cash ..........................................           1,186,685              822,715              114,007              880,205
Receivable from investments sold ..............                  --                   --           10,643,104                   --
Interest receivable ...........................           6,289,482            3,282,708            6,594,234            1,549,419
Other assets ..................................              26,657               48,492               39,778                9,082
                                                      -------------         ------------        -------------         ------------
                                                        610,084,271          241,491,477          547,713,602          127,334,599
                                                      -------------         ------------        -------------         ------------

LIABILITIES
Payable to custodian ..........................                  --                   --                   --                   --
Payable for investments purchased .............                  --                   --           18,256,110            5,045,583
Dividends payable -- common shares ............           2,037,306              854,133            1,905,985              394,590
Investment advisory fee payable ...............             161,567               63,980              160,334               32,298
Deferred Trustees fees ........................                 782                2,113                2,237                  249
Other accrued expenses ........................             157,625              276,602              149,768               17,596
                                                      -------------         ------------        -------------         ------------
                                                          2,357,280            1,196,828           20,474,434            5,490,316
                                                      -------------         ------------        -------------         ------------

PREFERRED SHARES AT REDEMPTION VALUE
$25,000 liquidation value per share, including
  dividends payable(2,3) ......................         228,997,880           90,504,768          205,564,229           46,506,683
                                                      -------------         ------------        -------------         ------------

NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS ...........................       $ 378,729,111         $149,789,881        $ 321,674,939         $ 75,337,600
                                                      =============         ============        =============         ============

Composition of Net Assets Applicable to
  Common Shareholders:
  Par value ...................................       $      26,078         $     10,123        $      22,758         $      5,261
  Paid-in capital in excess of par ............         370,066,914          143,453,136          322,946,039           74,639,545
  Undistributed (distributions in excess of)
    net investment income .....................             904,154            1,090,681              769,365              146,059
  Accumulated net realized gain (loss) ........             326,217             (237,708)          (4,317,520)             114,912
  Net unrealized appreciation .................           7,405,748            5,473,649            2,254,297              431,823
                                                      -------------         ------------        -------------         ------------
Net assets applicable to common shareholders,
  February 28, 2003 ...........................       $ 378,729,111         $149,789,881        $ 321,674,939         $ 75,337,600
                                                      =============         ============        =============         ============
Net asset value per common share(4)............              $14.52               $14.80               $14.13               $14.32
                                                             ======               ======               ======               ======

(1)Investments at cost ........................       $ 595,175,699         $231,863,913        $ 528,068,182         $124,464,070
(2)Preferred shares outstanding ...............               9,159                3,620                8,222                1,860
(3)Par value per share ........................               0.001                0.001                0.001                0.001
(4)Common shares outstanding ..................          26,077,512           10,123,055           22,758,028            5,261,197


                       See Notes to Financial Statements

--------------------------------------------------------------------------------

                                              FLORIDA
   CALIFORNIA          CALIFORNIA             INSURED             FLORIDA             MARYLAND           NEW JERSEY
    MUNICIPAL           MUNICIPAL            MUNICIPAL           MUNICIPAL            MUNICIPAL           MUNICIPAL
   BOND TRUST        INCOME TRUST II       INCOME TRUST         BOND TRUST           BOND TRUST          BOND TRUST
   ----------          -----------          ----------          ----------           ----------          ----------
$   78,477,581       $  180,772,165      $  200,777,798       $   78,995,550      $   47,669,459       $   50,845,408
       283,294              539,896                  --               31,602              95,563            1,384,353
            --            4,985,314           5,284,250                   --                  --                   --
     1,035,207            2,298,515           2,425,950            1,322,839             686,405              818,317
        23,721               18,009               9,786               22,842               3,544                3,761
--------------       --------------      --------------       --------------      --------------       --------------
    79,819,803          188,613,899         208,497,784           80,372,833          48,454,971           53,051,839
--------------       --------------      --------------       --------------      --------------       --------------


            --                   --             334,629                   --                  --                   --
            --            5,045,583           5,081,900                   --                  --                   --
       261,809              646,932             653,327              252,348             140,940              175,473
        21,874               55,457              53,837               21,323              12,863               14,092
         1,522                  753                 259                1,522               1,530                1,531
        64,036               68,273              18,280               62,066              32,276               40,957
--------------       --------------      --------------       --------------      --------------       --------------
       349,241            5,816,998           6,142,232              337,259             187,609              232,053
--------------       --------------      --------------       --------------      --------------       --------------



    29,978,690           71,953,854          76,008,912           29,776,630          18,000,296           20,226,752
--------------       --------------      --------------       --------------      --------------       --------------




$   49,491,872       $ 110,843,047       $  126,346,640       $   50,258,944      $  30,267,066        $   32,593,034
==============       ==============      ==============       ==============      ==============       ==============





$        3,351       $        7,962      $        8,711       $        3,310      $        2,013       $        2,264
    47,466,833          112,975,671         123,622,622           46,865,682          28,480,824           32,036,718

       288,715             (266,316)             (2,460)             226,675             156,715              134,881
       136,817           (2,636,891)            501,342              166,291               6,372               93,322
     1,596,156              762,621           2,216,425            2,996,986           1,621,142              325,849
--------------       --------------      --------------       --------------      --------------       --------------


$   49,491,872       $  110,843,047      $  126,346,640       $   50,258,944      $   30,267,066       $   32,593,034
==============       ==============      ==============       ==============      ==============       ==============
        $14.77               $13.92              $14.50               $15.19              $15.03               $14.40
        ======               ======              ======               ======              ======               ======



$   76,881,425       $  180,009,544      $  198,561,373       $   75,998,564      $   46,048,317       $   50,519,559
         1,199                2,878               3,040                1,191                 720                  809
         0.001                0.001               0.001                0.001               0.001                0.001
     3,351,150            7,962,244           8,711,027            3,309,483           2,013,427            2,264,170

FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                                                          NEW YORK
                                                           INSURED            NEW YORK             NEW YORK            VIRGINIA
                                                          MUNICIPAL          MUNICIPAL             MUNICIPAL           MUNICIPAL
ASSETS                                                  INCOME TRUST         BOND TRUST         INCOME TRUST II       BOND TRUST
                                                        ------------        ------------        ---------------      ------------
Investments at value(1).........................       $ 144,880,293         $ 63,316,875       $ 113,404,585         $ 36,210,461
Cash ...........................................             557,710              484,756             847,865              153,093
Receivable from investments sold ...............           7,229,382                   --                  --                   --
Interest receivable ............................           1,677,120              878,040           1,428,547              456,545
Other assets ...................................               9,339               22,989               8,539                2,196
                                                       -------------         ------------       -------------         ------------
                                                         154,353,844           64,702,660         115,689,536           36,822,295
                                                       -------------         ------------       -------------         ------------

LIABILITIES
Payable for investments purchased ..............           5,204,106                   --                  --                   --
Dividends payable-- common shares ..............             480,602              205,950             388,476              107,033
Investment advisory fee payable ................              39,570               16,819              35,072                9,748
Deferred Trustees fees .........................                 249                1,509                 752                1,509
Other accrued expenses .........................              19,019               43,376              59,732               22,813
                                                       -------------         ------------       -------------         ------------
                                                           5,743,546              267,654             484,032              141,103
                                                       -------------         ------------       -------------         ------------

PREFERRED SHARES AT REDEMPTION VALUE
$25,000 liquidation value per share, including
  dividends payable(2,3)........................          56,001,610           24,202,029          44,652,567           13,525,268
                                                       -------------         ------------       -------------         ------------

NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS ............................       $  92,608,688         $ 40,232,977       $  70,552,937         $ 23,155,924
                                                       =============         ============       =============         ============

Composition of Net Assets Applicable to
  Common Shareholders:
  Par value ....................................       $       6,408         $      2,701       $       4,933         $      1,516
  Paid-in capital in excess of par .............          90,928,968           38,236,462          69,960,661           21,419,765
  Undistributed (distributions in excess of)
    net investment income ......................              11,113              141,430            (195,840)             175,985
  Accumulated net realized gain (loss) .........              (7,791)            (143,540)           (590,573)              44,880
  Net unrealized appreciation ..................           1,669,990            1,995,924           1,373,756            1,513,778
                                                       -------------         ------------       -------------         ------------
Net assets applicable to common shareholders,
  February 28, 2003 ............................       $  92,608,688         $ 40,232,977       $  70,552,937         $ 23,155,924
                                                       =============         ============       =============         ============
Net asset value per common share(4) ............              $14.45               $14.90              $14.30               $15.28
                                                              ======               ======              ======               ======

(1)Investments at cost .........................       $ 143,210,303         $ 61,320,951       $ 112,030,829         $ 34,696,683
(2)Preferred shares outstanding ................               2,240                  968               1,786                  541
(3)Par value per share .........................               0.001                0.001               0.001                0.001
(4)Common shares outstanding ...................           6,408,028            2,700,991           4,933,028            1,515,507



                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (unaudited)
FOR THE PERIOD(1) ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------


                                                                                                                      CALIFORNIA
                                                          INSURED                                                       INSURED
                                                         MUNICIPAL            MUNICIPAL            MUNICIPAL           MUNICIPAL
NET INVESTMENT INCOME                                  INCOME TRUST         BOND TRUST         INCOME TRUST II       INCOME TRUST
                                                      --------------       --------------      ---------------      --------------
Interest Income .................................      $   8,450,686         $  7,136,674       $  13,991,862         $  1,650,371
                                                       -------------         ------------       -------------         ------------

EXPENSES
  Investment advisory ...........................            928,920              769,471           1,365,873              188,249
  Transfer agent ................................              6,612                8,000               8,000                5,607
  Custodian .....................................             13,224               33,987              40,129                4,331
  Reports to shareholders .......................             22,416               18,750              26,000                7,924
  Trustees ......................................             15,765                9,328              21,847                4,190
  Registration ..................................             10,529               10,118               9,270                7,520
  Independent accountants .......................             13,848               33,882              25,691               13,121
  Legal .........................................              8,598                7,439              12,583                3,159
  Insurance .....................................              5,625                3,901               8,831                1,985
  Organization ..................................             15,000                   --                  --               15,000
  Auction Agent .................................            130,925              117,340             232,555               27,414
  Miscellaneous .................................             14,972               16,344              21,247                4,756
                                                       -------------         ------------       -------------         ------------
    Total expenses ..............................          1,186,434            1,028,560           1,772,026              283,256
    Less fees waived by Advisor .................           (337,789)            (355,140)           (372,511)             (68,454)
    Less fees paid indirectly ...................                 --              (10,919)            (17,589)                  --
                                                       -------------         ------------       -------------         ------------
    Net expenses ................................            848,645              662,501           1,381,926              214,802
                                                       -------------         ------------       -------------         ------------
Net investment income ...........................          7,602,041            6,474,173          12,609,936            1,435,569
                                                       -------------         ------------       -------------         ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) ........................            326,217               (7,197)         (4,317,520)             114,912
Net change in unrealized appreciation ...........          7,405,748              170,674             608,639              431,823
                                                       -------------         ------------       -------------         ------------
Net gain (loss) .................................          7,731,965              163,477          (3,708,881)             546,735
                                                       -------------         ------------       -------------         ------------

DIVIDENDS AND DISTRIBUTIONS TO
PREFERRED SHAREHOLDERS FROM:
  Net investment income .........................           (593,974)            (556,517)         (1,189,093)            (106,100)
  Net realized gains ............................                 --              (68,481)                 --                   --
                                                       -------------         ------------       -------------         ------------
Total dividends and distributions ...............           (593,974)            (624,998)         (1,189,093)            (106,100)
                                                       -------------         ------------       -------------         ------------
NET INCREASE IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS .......................      $  14,740,032         $  6,012,652       $   7,711,962         $  1,876,204
                                                       =============         ============       =============         ============


----------
(1)Commencements of investment operations for the Insured Trusts were October 31, 2002.




                       See Notes to Financial Statements.

FOR THE PERIOD(1) ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                                                                             CALIFORNIA             FLORIDA
                                                         CALIFORNIA           MUNICIPAL             INSURED             FLORIDA
                                                         MUNICIPAL             INCOME              MUNICIPAL           MUNICIPAL
NET INVESTMENT INCOME                                    BOND TRUST           TRUST II           INCOME TRUST         BOND TRUST
                                                         ----------          ----------           ----------          ----------
Interest Income ..................................     $   2,211,371         $  4,376,367       $   2,456,609         $  2,131,812
                                                       -------------         ------------       -------------         -------------

EXPENSES
  Investment advisory ............................           256,333              476,672             309,085              255,660
  Transfer agent .................................             7,989                7,933               5,694                7,868
  Custodian ......................................             7,584               28,928               5,334                7,584
  Reports to shareholders ........................             8,500               11,225               9,957                8,606
  Trustees .......................................             6,164                9,075               5,085                6,148
  Registration ...................................            11,518                3,625               7,520               11,394
  Independent accountants ........................            22,812               25,125              13,282               22,703
  Legal ..........................................             3,450                5,951               4,179                3,450
  Insurance ......................................             1,397                3,726               2,458                1,333
  Organization ...................................                --                   --              15,000                   --
  Auction Agent ..................................            39,630               81,531              44,274               40,284
  Miscellaneous ..................................            10,231               14,307               6,150               10,263
                                                       -------------         ------------       -------------         -------------
    Total expenses ...............................           375,608              668,098             428,018              375,293
    Less fees waived by Advisor ..................          (118,308)            (130,002)           (112,395)            (117,997)
    Less fees paid indirectly ....................                --              (21,453)                 --                   --
                                                       -------------         ------------       -------------         -------------
    Net expenses .................................           257,300              516,643             315,623              257,296
                                                       -------------         ------------       -------------         -------------
Net investment income ............................         1,954,071            3,859,724           2,140,986            1,874,516
                                                       -------------         ------------       -------------         -------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) .........................           349,841           (2,636,891)            501,342              378,259
Net change in unrealized appreciation ............          (594,535)             (53,901)          2,216,425              610,291
                                                       -------------         ------------       -------------         -------------
Net gain (loss) ..................................          (244,694)          (2,690,792)          2,717,767              988,550
                                                       -------------         ------------       -------------         -------------

DIVIDENDS AND DISTRIBUTIONS TO
PREFERRED SHAREHOLDERS FROM:
  Net investment income ..........................          (156,908)            (374,124)           (183,803)            (151,837)
  Net realized gains .............................           (36,465)                  --                  --              (25,515)
                                                       -------------         ------------       -------------         -------------
Total dividends and distributions ................          (193,373)            (374,124)           (183,803)            (177,352)
                                                       -------------         ------------       -------------         -------------
NET INCREASE IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS ........................     $   1,516,004         $    794,808       $   4,674,950         $  2,685,714
                                                       =============         ============       =============         ============


----------
(1)Commencements of investment operations for the Insured Trusts were October 31, 2002.




                       See Notes to Financial Statements.

FOR THE PERIOD(1) ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                                             NEW YORK
    MARYLAND           NEW JERSEY             INSURED            NEW YORK             NEW YORK            VIRGINIA
    MUNICIPAL           MUNICIPAL            MUNICIPAL           MUNICIPAL            MUNICIPAL           MUNICIPAL
   BOND TRUST          BOND TRUST          INCOME TRUST         BOND TRUST         INCOME TRUST II       BOND TRUST
   ----------          ----------          ------------         ----------        ----------------     -------------
$    1,246,899       $    1,475,218      $    1,840,893       $    1,736,776      $    2,625,584       $      956,233
--------------       --------------      --------------       --------------      --------------       --------------


       154,255              170,324             228,525              207,462             298,960              116,749
         8,000                8,000               5,836                7,995               8,000                8,000
         7,503                6,978               4,709                7,463              19,741                7,503
         7,500                7,750               8,238                8,250               9,500                6,000
         6,124                6,132               4,257                6,140               6,213                6,015
           796                  828               7,520               11,394               2,450                  654
        19,329               18,927              13,149               19,405              24,963               10,056
         3,369                3,369               4,011                3,369               5,040                3,288
         1,003                1,064               2,310                1,249               2,040                  806
            --                   --              15,000                   --                  --                   --
        24,766               27,528              32,632               32,460              51,474               20,115
         6,860                9,198               5,742                8,597               9,086                4,696
--------------       --------------      --------------       --------------      --------------       --------------
       239,505              260,098             331,929              313,784             437,467              183,882
       (71,195)             (78,611)            (83,100)             (95,752)            (81,535)             (53,884)
            --                   --                  --                   --             (13,602)                  --
--------------       --------------      --------------       --------------      --------------       --------------
       168,310              181,487             248,829              218,032             342,330              129,998
--------------       --------------      --------------       --------------      --------------       --------------
     1,078,589            1,293,731           1,592,064            1,518,744           2,283,254              826,235
--------------       --------------      --------------       --------------      --------------       --------------


        92,049              164,633              (7,791)            (143,155)           (590,573)             195,274
       472,144             (512,787)          1,669,990              384,110             662,237              488,195
--------------       --------------      --------------       --------------      --------------       --------------
       564,193             (348,154)          1,662,199              240,955              71,664              683,469
--------------       --------------      --------------       --------------      --------------       --------------



      (108,866)             (99,376)           (139,145)            (139,013)           (251,688)             (61,629)
       (11,020)             (16,272)                 --              (21,351)                 --              (22,888)
--------------       --------------      --------------       --------------      --------------       --------------
      (119,886)            (115,648)           (139,145)            (160,364)           (251,688)             (84,517)
--------------       --------------      --------------       --------------      --------------       --------------



$    1,522,896       $      829,929      $    3,115,118       $    1,599,335      $    2,103,230       $    1,425,187
==============       ==============      ==============       ==============      ==============       ==============

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD(1) ENDED FEBRUARY 28, 2003 (UNAUDITED), AND FOR THE PERIOD(2) ENDED AUGUST 31, 2002
--------------------------------------------------------------------------------


                                                       INSURED
                                                      MUNICIPAL
                                                     INCOME TRUST          MUNICIPAL BOND TRUST       MUNICIPAL INCOME TRUST II
                                                     -------------       ------------------------   ------------------------------
INCREASE (DECREASE) IN NET ASSETS                         2003              2003          2002         2003               2002
APPLICABLE TO COMMON SHAREHOLDERS                    -------------       ---------     ----------   -----------       ------------
OPERATIONS:
  Net investment income ..........................   $   7,602,041   $   6,474,173   $   3,112,184   $  12,609,936    $    784,425
  Net realized gain (loss) .......................         326,217          (7,197)        367,062      (4,317,520)             --
  Net change in unrealized appreciation ..........       7,405,748         170,674       5,302,975         608,639       1,645,658
  Dividends to preferred shareholders from:
    Net investment income ........................        (593,974)       (556,517)       (257,276)     (1,189,093)             --
    Net realized gain ............................              --         (68,481)             --              --              --
                                                     -------------   -------------   -------------   -------------    ------------
    Net increase in net assets resulting
      from operations ............................      14,740,032       6,012,652       8,524,945       7,711,962       2,430,083
                                                     -------------   -------------   -------------   -------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO
COMMON SHAREHOLDERS FROM:
  Net investment income ..........................      (6,103,913)     (5,124,788)     (2,557,095)    (11,435,903)             --
  Net realized gain ..............................              --        (529,092)             --              --              --
                                                     -------------   -------------   -------------   -------------    ------------
    Total dividends and distributions ............      (6,103,913)     (5,653,880)     (2,557,095)    (11,435,903)             --
                                                     -------------   -------------   -------------   -------------    ------------

CAPITAL SHARE TRANSACTIONS:(3)
  Net proceeds from the issuance of common shares      343,210,001              --     133,612,802              --     306,727,751
  Net proceeds from the underwriters' over-
    allotment option exercised ...................      28,590,000              --      10,743,750       4,288,500      14,325,000
  Offering costs relating to the issuance of
    preferred shares .............................      (2,704,873)             --      (1,265,738)     (2,372,454)             --
  Reinvestment of common dividends ...............         997,864         178,549         193,896              --              --
                                                     -------------   -------------   -------------   -------------    ------------
    Net proceeds from capital share transactions .     370,092,992         178,549     143,284,710       1,916,046     321,052,751
                                                     -------------   -------------   -------------   -------------    ------------
      Total increase (decrease) ..................     378,729,111         537,321     149,252,560      (1,807,895)    323,482,834
                                                     -------------   -------------   -------------   -------------    ------------

NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS:
Beginning of period ..............................              --     149,252,560              --     323,482,834              --
                                                     -------------   -------------   -------------   -------------    ------------
End of period ....................................   $ 378,729,111   $ 149,789,881   $ 149,252,560   $ 321,674,939    $323,482,834
                                                     =============   =============   =============   =============    ============

End of period undistributed
  (distributions in excess of)
  net investment income ..........................   $     904,154   $   1,090,681   $     297,813   $     769,365    $    784,425


----------
(1)Commencements of investment operations for the Insured Trusts were October 31, 2002. This information includes the initial investment by BlackRock Funding, Inc.
(2)Commencements of investment operations for the Bond Trusts and the Income II Trusts were April 30, 2002, and July 30, 2002, respectively. This information includes the initial investment by BlackRock Funding, Inc.
(3)Prior period amounts have been restated to conform to the current period's presentation.



                       See Notes to Financial Statements.

    CALIFORNIA                                                                         FLORIDA
     INSURED                                                                          INSURED
    MUNICIPAL              CALIFORNIA                        CALIFORNIA              MUNICIPAL
   INCOME TRUST        MUNICIPAL BOND TRUST          MUNICIPAL INCOME TRUST II      INCOME TRUST
   ------------    ----------------------------    -----------------------------   -------------
       2003            2003            2002            2003             2002            2003
   ------------    ------------    ------------    -------------    ------------   -------------




   $  1,435,569    $  1,954,071    $    926,051    $   3,859,724    $    128,802   $   2,140,986
        114,912         349,841         101,627       (2,636,891)             --         501,342
        431,823        (594,535)      2,190,691          (53,901)        816,522       2,216,425

       (106,100)       (156,908)        (79,291)        (374,124)             --        (183,803)
             --         (36,465)             --               --              --              --



      1,876,204       1,516,004       3,139,078          794,808         945,324       4,674,950





     (1,183,410)     (1,570,851)       (784,357)      (3,880,718)             --      (1,959,643)
             --        (278,186)             --               --              --              --


     (1,183,410)     (1,849,037)       (784,357)      (3,880,718)             --      (1,956,643)
   ------------    ------------    ------------    -------------    ------------   -------------



     71,605,000              --      42,994,952               --     105,901,001     114,493,001

      3,573,750              --       4,798,875        2,144,250       5,730,000      10,006,500

       (578,925)        (21,849)       (425,251)        (849,475)             --        (910,998)
         44,981          12,499         110,958           57,857              --          42,830
   ------------    ------------    ------------    -------------    ------------   -------------

     74,644,806          (9,350)     47,479,534        1,352,632     111,631,001     123,631,333
   ------------    ------------    ------------    -------------    ------------   -------------

     75,337,600        (342,383)     49,834,255       (1,733,278)    112,576,325     126,346,640
   ------------    ------------    ------------    -------------    ------------   -------------




             --      49,834,255              --      112,576,325              --              --
   ------------    ------------    ------------    -------------    ------------   -------------


   $ 75,337,600    $ 49,491,872    $ 49,834,255    $ 110,843,047    $112,576,325   $ 126,346,640
   ============    ============    ============    =============    ============   =============



   $    146,059    $    288,715    $     62,403    $    (266,316)   $    128,802   $      (2,460)

FOR THE PERIOD(1) ENDED FEBRUARY 28, 2003 (UNAUDITED), AND FOR THE PERIOD(2) ENDED AUGUST 31, 2002
--------------------------------------------------------------------------------

                                                                FLORIDA                        MARYLAND
                                                         MUNICIPAL BOND TRUST           MUNICIPAL BOND TRUST
INCREASE (DECREASE) IN NET ASSETS                   ----------------------------    ----------------------------
APPLICABLE TO COMMON SHAREHOLDERS                        2003           2002            2003            2002
                                                    ------------    ------------    ------------    ------------
OPERATIONS:
  Net investment income .........................   $  1,874,516    $    851,789    $  1,078,589    $    506,802
  Net realized gain (loss) ......................        378,259              --          92,049          (2,107)
  Net change in unrealized appreciation .........        610,291       2,386,695         472,144       1,148,998
  Dividends to preferred shareholders from:
    Net investment income .......................       (151,837)        (77,259)       (108,866)        (51,559)
    Net realized gain ...........................        (25,515)             --         (11,020)             --
                                                                                    ------------    ------------
    Net increase in net assets resulting
      from operations ...........................      2,685,714       3,161,225       1,522,896       1,602,134
                                                    ------------    ------------    ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO
COMMON SHAREHOLDERS FROM:
  Net investment income .........................     (1,513,840)       (756,694)       (845,570)       (422,681)
  Net realized gain .............................       (186,453)             --         (72,550)             --
                                                    ------------    ------------    ------------    ------------
    Total dividends and distributions ...........     (1,700,293)       (756,694)       (918,120)       (422,681)
                                                    ------------    ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS:(3)
  Net proceeds from the issuance of common shares             --      42,221,628              --      64,447,001
  Net proceeds from the underwriters' over-
    allotment option exercised ..................             --       5,371,875              --       3,509,625
  Offering costs relating to the issuance of
    preferred shares ............................        (28,492)       (722,474)        (50,675)       (258,959)
  Reinvestment of common dividends ..............         18,121           8,334           8,015           2,979
                                                    ------------    ------------    ------------    ------------
    Net proceeds from capital share transactions         (10,371)     46,879,363         (42,660)     69,460,751
                                                    ------------    ------------    ------------    ------------
      Total increase (decrease) .................        975,050      49,283,894         562,116      29,704,950
                                                    ------------    ------------    ------------    ------------

NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS:
Beginning of period .............................     49,283,894              --      29,704,950              --
                                                    ------------    ------------    ------------    ------------
End of period ...................................   $ 50,258,944    $ 49,283,894    $ 30,267,066    $ 29,704,950
                                                    ============    ============    ============    ============
End of period undistributed (distributions
  in excess of) net investment income ...........   $    226,675    $     17,836    $    156,715    $     32,562

----------
(1) Commencements of investment operations for the Insured Trusts were October 31, 2002. This information includes the initial investment by BlackRock Funding, Inc.

(2) Commencements of investment operations for the Bond Trusts and the Income II Trusts were April 30, 2002, and July 30, 2002, respectively. This information includes the initial investment by BlackRock Funding, Inc.

(3) Prior period amounts have been restated to conform to the current period's presentation.




                       See Notes to Financial Statements.

                                  NEW YORK
                                  INSURED
          NEW JERSEY              MUNICIPAL               NEW YORK                       NEW YORK
     MUNICIPAL BOND TRUST       INCOME TRUST        MUNICIPAL BOND TRUST         MUNICIPAL INCOME TRUST II
----------------------------    ------------    ----------------------------    ---------------------------
    2003            2002            2003            2003             2002            2003           2002
------------    ------------    ------------    ------------    ------------    ------------    -----------



$  1,293,731    $    567,668    $  1,592,064    $  1,518,744    $    679,537    $  2,283,254    $   103,447
     164,633          88,643          (7,791)       (143,155)        176,216        (590,573)            --
    (512,787)        838,636       1,669,990         384,110       1,611,814         662,237        711,519

     (99,376)        (48,286)       (139,145)       (139,013)        (64,545)       (251,688)            --
     (16,272)           (565)             --         (21,351)           (247)             --             --
------------    ------------    ------------    ------------    ------------    ------------    -----------

     829,929       1,446,096       3,115,118       1,599,335       2,402,775       2,103,230        814,966
------------    ------------    ------------    ------------    ------------    ------------    -----------



  (1,052,836)       (519,382)     (1,441,806)     (1,235,700)       (614,992)     (2,330,853)            --
    (143,682)         (6,073)             --        (155,250)         (2,354)             --             --
------------    ------------    ------------    ------------    ------------    ------------    -----------
  (1,196,518)       (525,455)     (1,441,806)     (1,390,950)       (617,346)     (2,330,853)            --
------------    ------------    ------------    ------------    ------------    ------------    -----------


  25,271,852              --      28,702,502      85,901,501              --      35,135,552             --


          --       3,581,250       5,718,000              --       3,438,000       1,072,125      5,013,750

     (48,427)       (289,857)       (684,125)        (37,459)       (345,056)       (567,282)            --
      27,182          66,332              --              --          48,126              --             --
------------    ------------    ------------    ------------    ------------    ------------    -----------
  28,525,497         (21,245)     32,060,227      90,935,376         (37,459)     38,276,622        504,843

------------    ------------    ------------    ------------    ------------    ------------    -----------
    (387,834)     32,980,868      92,608,688         170,926      40,062,051         277,220     70,275,717
------------    ------------    ------------    ------------    ------------    ------------    -----------



  32,980,868              --              --      40,062,051              --      70,275,717             --
------------    ------------    ------------    ------------    ------------    ------------    -----------
$ 32,593,034    $ 32,980,868    $ 92,608,688    $ 40,232,977    $ 40,062,051    $ 70,552,937    $70,275,717
============    ============    ============    ============    ============    ============    ===========

$    134,881    $     (6,638)   $     11,113    $    141,430    $     (2,601)   $   (195,840)   $   103,447

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED), AND FOR THE PERIOD(1) ENDED AUGUST 31, 2002
--------------------------------------------------------------------------------



                                                             VIRGINIA
                                                       MUNICIPAL BOND TRUST
INCREASE (DECREASE) IN NET ASSETS                  ----------------------------
APPLICABLE TO COMMON SHAREHOLDERS                      2003            2002
                                                   ------------    ------------
OPERATIONS:
  Net investment income .........................  $    826,235    $    412,690
  Net realized gain (loss) ......................       195,274          23,871
  Net change in unrealized appreciation .........       488,195       1,025,583
  Dividends to preferred shareholders from:
    Net investment income .......................       (61,629)        (39,206)
    Net realized gain ...........................       (22,888)             --
                                                   ------------    ------------
    Net increase in net assets resulting
      from operations ...........................     1,425,187       1,422,938
                                                   ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO
COMMON SHAREHOLDERS FROM:
  Net investment income .........................      (641,570)       (320,535)
  Net realized gain .............................      (151,377)             --
                                                   ------------    ------------
    Total dividends and distributions ...........      (792,947)       (320,535)
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS:(2)
  Net proceeds from the issuance of common shares            --      19,270,352
  Net proceeds from the underwriters' over-
    allotment option exercised ..................            --       2,363,625
  Offering costs relating to the issuance of
    preferred shares ............................       (58,033)       (196,816)
  Reinvestment of common dividends ..............        37,136           5,017
                                                   ------------    ------------
    Net proceeds from capital share transactions        (20,897)     21,442,178
                                                   ------------    ------------
      Total increase (decrease) .................       611,343      22,544,581
                                                   ------------    ------------

NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS:
Beginning of period .............................    22,544,581              --
                                                   ------------    ------------
End of period ...................................  $ 23,155,924    $ 22,544,581
                                                   ============    ============
End of period undistributed net investment income  $    175,985    $     52,949

----------
(1) Commencements of investment operations for Virginia Bond was April 30, 2002. This information includes the initial investment by BlackRock Funding, Inc.

(2) Prior period amounts have been restated to conform to the current period's presentation.





                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR THE PERIOD(1) ENDED FEBRUARY 28, 2003 (UNAUDITED), AND FOR THE PERIOD(2) ENDED AUGUST 31, 2002
--------------------------------------------------------------------------------

                                                         INSURED
                                                         MUNICIPAL
                                                       INCOME TRUST      MUNICIPAL BOND TRUST     MUNICIPAL INCOME TRUST II
                                                       ------------    -----------------------    -------------------------
                                                           2003           2003          2002          2003          2002
                                                         ---------     ---------     ---------     ---------     ---------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(3)...............   $   14.33     $   14.76     $   14.33     $   14.40     $   14.33
                                                         ---------     ---------     ---------     ---------     ---------
Investment operations:
  Net investment income ..............................        0.29          0.64          0.31          0.55          0.03
  Net realized and unrealized gain (loss) ............        0.28          0.02          0.52         (0.17)         0.07
  Dividends to preferred shareholders:
    Net investment income ............................       (0.02)        (0.05)        (0.03)        (0.05)           --
    Net realized gains on investments ................          --         (0.01)           --            --            --
                                                         ---------     ---------     ---------     ---------     ---------
Net increase from investment operations ..............        0.55          0.60          0.80          0.33          0.10
                                                         ---------     ---------     ---------     ---------     ---------
Dividends to common shareholders:
  Net investment income ..............................       (0.23)        (0.51)        (0.25)        (0.50)           --
  Net realized gains on investments ..................          --         (0.05)           --            --            --
                                                         ---------     ---------     ---------     ---------     ---------
Total dividends and distributions ....................       (0.23)        (0.56)           --         (0.50)           --
                                                         ---------     ---------     ---------     ---------     ---------
Capital charges with respect to issuance of:
  Common shares ......................................       (0.03)           --         (0.03)           --         (0.03)
  Preferred shares ...................................       (0.10)           --         (0.09)        (0.10)           --
                                                         ---------     ---------     ---------     ---------     ---------
Total capital charges ................................       (0.13)           --         (0.12)        (0.10)        (0.03)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period(3).....................   $   14.52     $   14.80     $   14.76     $   14.13     $   14.40
                                                         =========     =========     =========     =========     =========
Market value, end of period(3)........................   $   14.01     $   14.00     $   14.90     $   13.75     $   15.00
                                                         =========     =========     =========     =========     =========
TOTAL INVESTMENT RETURN(4)............................       (5.06)%       (2.28)%        1.07%        (4.94)%        0.00%
                                                         =========     =========     =========     =========     =========

RATIOS TO AVERAGE NET ASSETS OF
  COMMON SHAREHOLDERS:(5,6)
Expenses after fee waiver ............................        0.70%         0.90%         0.90%         0.88%         0.65%(7)
Expenses before fee waiver ...........................        0.98%         1.40%         1.32%         1.12%         0.80%(7)
Net investment income before preferred share dividends        6.30%         8.81%         6.35%         8.00%         2.82%(7)
Preferred share dividends ............................        0.49%         0.76%         0.53%         0.75%         0.00%(7)
Net investment income available to
  common shareholders ................................        5.81%         8.05%         5.82%         7.25%         2.82%(7)

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ......   $ 363,764     $ 148,222     $ 144,196     $ 317,960     $ 307,165
Portfolio turnover ...................................          35%            5%           22%           58%            0%
Net assets of common shareholders,
  end of period (000) ................................   $ 378,729     $ 149,790     $ 149,253     $ 321,675     $ 323,483
Preferred shares outstanding (000) ...................   $ 228,975     $  90,500     $  90,500     $ 205,550     $      --
Asset coverage per preferred share, end of period ....   $  66,353     $  66,380     $  66,233     $  64,125     $      --

----------
(1) Commencements of investment operations for the Insured Trusts were October 31, 2002. This information includes the initial investments by BlackRock Funding, Inc. Net asset value immediately after the closing of the public offerings were $14.30.

(2) Commencements of investment operations for the Bond Trusts and the Income IITrusts were April 30, 2002, and July 30, 2002, respectively. This information includes the initial investments by BlackRock Funding, Inc. Net asset value immediately after the closing of the public offerings were $14.30.

(3) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(4) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under each Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(5) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

(6)  Annualized.

(7) These ratios are not indicative of future expense ratios, due to the short operating history of the Income II Trusts. Please refer to each Trust's prospectus for the estimated expense ratios.

The information in these Financial Highlights represents the unaudited operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for each Trust's common shares.


                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
FOR THE PERIOD(1) ENDED FEBRUARY 28, 2003 (UNAUDITED), AND FOR THE PERIOD(2) ENDED AUGUST 31, 2002
--------------------------------------------------------------------------------

                                                        CALIFORNIA
                                                         INSURED
                                                         MUNICIPAL          CALIFORNIA                CALIFORNIA
                                                       INCOME TRUST    MUNICIPAL BOND TRUST    MUNICIPAL INCOME TRUST II
                                                       ------------   ----------------------   -------------------------
                                                            2003          2003        2002         2003          2002
                                                         ---------    ---------    ---------    ---------     ---------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(3)...............   $   14.33    $   14.87    $   14.33    $   14.42     $   14.33
                                                         ---------    ---------    ---------    ---------     ---------
Investment operations:
  Net investment income ..............................        0.27         0.58         0.28         0.48          0.02
  Net realized and unrealized gain (loss) ............        0.10        (0.06)        0.63        (0.33)         0.10
  Dividends to preferred shareholders:
    Net investment income ............................       (0.02)       (0.05)       (0.02)       (0.05)           --
    Net realized gains on investments ................          --        (0.01)          --           --            --
                                                         ---------    ---------    ---------    ---------     ---------
Net increase from investment operations ..............        0.35         0.46         0.89         0.10          0.12
                                                         ---------    ---------    ---------    ---------     ---------
Dividends to common shareholders:
  Net investment income ..............................       (0.22)       (0.47)       (0.23)       (0.49)           --
  Net realized gains on investments ..................          --        (0.08)          --           --            --
                                                         ---------    ---------    ---------    ---------     ---------
Total dividends and distributions ....................       (0.22)       (0.55)       (0.23)       (0.49)           --
                                                         ---------    ---------    ---------    ---------     ---------
Capital charges with respect to issuance of:
  Common shares ......................................       (0.03)          --        (0.03)          --         (0.03)
  Preferred shares ...................................       (0.11)       (0.01)       (0.09)       (0.11)           --
                                                         ---------    ---------    ---------    ---------     ---------
Total capital charges ................................       (0.14)       (0.01)       (0.12)       (0.11)        (0.03)
                                                         ---------    ---------    ---------    ---------     ---------
Net asset value, end of period(3).....................   $   14.32    $   14.77    $   14.87    $   13.92     $   14.42
                                                         =========    =========    =========    =========     =========
Market value, end of period(3)........................   $   13.97    $   13.46    $   14.58    $   13.60     $   15.01
                                                         =========    =========    =========    =========     =========
TOTAL INVESTMENT RETURN(4)............................       (5.38)%      (3.96)%      (1.23)%      (6.15)%        0.07%
                                                         =========    =========    =========    =========     =========

RATIOS TO AVERAGE NET ASSETS OF
  COMMON SHAREHOLDERS:(5,6)
Expenses after fee waiver ............................        0.88%        1.05%        1.12%        0.94%         1.05%(7)
Expenses before fee waiver ...........................        1.16%        1.53%        1.53%        1.22%         1.20%(7)
Net investment income before preferred share dividends        5.88%        7.95%        5.75%        7.03%         1.35%(7)
Preferred share dividends ............................        0.43%        0.64%        0.49%        0.68%         0.00%(7)
Net investment income available to
  common shareholders ................................        5.45%        7.31%        5.26%        6.35%         1.35%(7)

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ......   $  73,656    $  49,550    $  47,390    $ 110,772     $ 105,895
Portfolio turnover ...................................          43%          15%          18%          53%            0%
Net assets of common shareholders,
  end of period (000) ................................   $  75,338    $  49,492    $  49,834    $ 110,843     $ 112,576
Preferred shares outstanding (000) ...................   $  46,500    $  29,975    $  29,975    $  71,950     $      --
Asset coverage per preferred share, end of period ....   $  65,508    $  66,281    $  66,569    $  63,515     $  65,771

----------
(1) Commencements of investment operations for the Insured Trusts were October 31, 2002. This information includes the initial investments by BlackRock Funding, Inc. Net asset value immediately after the closing of the public offerings were $14.30.

(2) Commencements of investment operations for the Bond Trusts and the Income IITrusts were April 30, 2002, and July 30, 2002, respectively. This information includes the initial investments by BlackRock Funding, Inc. Net asset value immediately after the closing of the public offerings were $14.30.

(3) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(4) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under each Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(5) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

(6)  Annualized.

(7) These ratios are not indicative of future expense ratios, due to the short operating history of the Income II Trusts. Please refer to each Trust's prospectus for the estimated expense ratios.

The information in these Financial Highlights represents the unaudited operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for each Trust's common shares.


                        See Notes to Financial Statements

  FLORIDA
  INSURED
  MUNICIPAL              FLORIDA                       MARYLAND                     NEW JERSEY
INCOME TRUST       MUNICIPAL BOND TRUST          MUNICIPAL BOND TRUST          MUNICIPAL BOND TRUST
------------    --------------------------    --------------------------    --------------------------
   2003             2003           2002           2003           2002           2003           2002
-----------     -----------    -----------    -----------    -----------    -----------    -----------


$     14.33     $     14.90    $     14.33    $     14.76    $     14.33    $     14.58    $     14.33
-----------     -----------    -----------    -----------    -----------    -----------    -----------

       0.25            0.57           0.26           0.54           0.25           0.57           0.25
       0.29            0.31           0.68           0.28           0.53          (0.16)          0.37

      (0.02)          (0.05)         (0.02)         (0.05)         (0.03)         (0.04)         (0.02)
         --           (0.01)            --          (0.01)            --          (0.01)            --
-----------     -----------    -----------    -----------    -----------    -----------    -----------
       0.52            0.82           0.92           0.76           0.75           0.36           0.60
-----------     -----------    -----------    -----------    -----------    -----------    -----------

      (0.22)          (0.46)         (0.23)         (0.42)         (0.21)         (0.46)         (0.23)
         --           (0.06)            --          (0.04)            --          (0.06)            --
-----------     -----------    -----------    -----------    -----------    -----------    -----------
      (0.22)          (0.52)         (0.23)         (0.46)         (0.21)         (0.52)         (0.23)
-----------     -----------    -----------    -----------    -----------    -----------    -----------

      (0.03)             --          (0.03)            --          (0.02)            --          (0.03)
      (0.10)          (0.01)         (0.09)         (0.03)         (0.09)         (0.02)         (0.09)
-----------     -----------    -----------    -----------    -----------    -----------    -----------
      (0.13)          (0.01)         (0.12)         (0.03)         (0.11)         (0.02)         (0.12)
-----------     -----------    -----------    -----------    -----------    -----------    -----------
$     14.50     $     15.19    $     14.90    $     15.03    $     14.76    $     14.40    $     14.58
===========     ===========    ===========    ===========    ===========    ===========    ===========
$     14.34     $     14.32    $     14.92    $     14.55    $     14.95    $     13.75    $     14.65
===========     ===========    ===========    ===========    ===========    ===========    ===========
      (2.90)%         (0.60)%         1.03%          0.39%          1.10%         (2.56)%        (0.75)%
===========     ===========    ===========    ===========    ===========    ===========    ===========



       0.79%           1.05%          1.12%          1.14%          1.12%          1.12%          1.15%
       1.07%           1.53%          1.54%          1.62%          1.54%          1.61%          1.57%
       5.33%           7.63%          5.36%          7.29%          5.30%          8.00%          5.29%
       0.46%           0.62%          0.49%          0.74%          0.54%          0.61%          0.45%

       4.87%           7.01%          4.87%          6.55%          4.76%          7.39%          4.84%


$   121,157     $    49,541    $    46,792    $    29,856    $    28,153    $    32,617    $    31,611
         47%             12%             0%            11%             1%            13%            17%

$   126,347     $    50,259    $    49,284    $    30,267    $    29,705    $    32,593    $    32,981
$    76,000     $    29,775    $    29,775    $    18,000    $    18,000    $    20,225    $    20,225
$    66,564     $    67,200    $    66,383    $    67,038    $    66,259    $    65,290    $    65,771

FINANCIAL HIGHLIGHTS
FOR THE PERIOD(1) ENDED FEBRUARY 28, 2003 (UNAUDITED), AND FOR THE PERIOD(2) ENDED AUGUST 31, 2002
--------------------------------------------------------------------------------

                                                          NEW YORK
                                                          INSURED
                                                          MUNICIPAL             NEW YORK                      NEW YORK
                                                        INCOME TRUST      MUNICIPAL BOND TRUST        MUNICIPAL INCOME TRUST II
                                                        ------------    -------------------------     -------------------------
                                                            2003           2003           2002           2003           2002
                                                         ----------     ----------     ----------     ----------     ----------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(3)...............   $    14.33          14.83     $    14.33     $    14.47     $    14.33
                                                         ----------     ----------     ----------     ----------     ----------
Investment operations:
  Net investment income ..............................         0.25           0.56           0.25           0.46           0.02
  Net realized and unrealized gain ...................         0.25           0.10           0.62           0.01           0.15
  Dividends to preferred shareholders:
    Net investment income ............................        (0.02)         (0.05)         (0.02)         (0.05)            --
    Net realized gains on investments ................           --          (0.01)            --             --             --
                                                         ----------     ----------     ----------     ----------     ----------
Net increase from investment operations ..............         0.48           0.60           0.85           0.42           0.17
                                                         ----------     ----------     ----------     ----------     ----------
Dividends to common shareholders:
  Net investment income ..............................        (0.22)         (0.46)         (0.23)         (0.47)            --
  Net realized gains on investments ..................           --          (0.06)            --             --             --
                                                         ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ....................        (0.22)         (0.52)         (0.23)         (0.47)            --
                                                         ----------     ----------     ----------     ----------     ----------
Capital charges with respect to issuance of:
  Common shares ......................................        (0.03)            --          (0.03)            --          (0.03)
  Preferred shares ...................................        (0.11)         (0.01)         (0.09)         (0.12)            --
                                                         ----------     ----------     ----------     ----------     ----------
Total capital charges ................................        (0.14)         (0.01)         (0.12)         (0.12)         (0.03)
                                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of period(3).....................   $    14.45     $    14.90     $    14.83     $    14.30     $    14.47
                                                         ==========     ==========     ==========     ==========     ==========
Market value, end of period(3)........................   $    14.42     $    13.38     $    14.50     $    13.45     $    15.10
                                                         ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN(4)............................        (2.32)%        (4.26)%        (1.78)%        (7.80)%         0.67%
                                                         ==========     ==========     ==========     ==========     ==========

RATIOS TO AVERAGE NET ASSETS OF
  COMMON SHAREHOLDERS:(5,6)
Expenses after fee waiver ............................         0.84%          1.09%          1.12%          0.99%          1.43%(7)
Expenses before fee waiver ...........................         1.12%          1.58%          1.54%          1.26%          1.58%(7)
Net investment income before preferred share dividends         5.35%          7.63%          5.24%          6.59%          1.77%(7)
Preferred share dividends ............................         0.47%          0.70%          0.50%          0.73%          0.00%(7)
Net investment income available to
  common shareholders ................................         4.88%          6.93%          4.74%          5.86%          1.77%(7)

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ......   $   89,700     $   40,164     $   38,183     $   69,897     $   64,673
Portfolio turnover ...................................           71%             7%            15%            27%             0%
Net assets of common shareholders,
  end of period (000) ................................   $   92,609     $   40,233     $   40,062     $   70,553     $   70,276
Preferred shares outstanding (000) ...................   $   56,000     $   24,200     $   24,200     $   44,650     $       --
Asset coverage per preferred share, end of period ....   $   66,344     $   66,565     $   66,390     $   64,505     $       --

----------
(1) Commencements of investment operations for the Insured Trusts were October 31, 2002. This information includes the initial investments by BlackRock Funding, Inc. Net asset value immediately after the closing of the public offerings were $14.30.

(2) Commencements of investment operations for the Bond Trusts and the Income IITrusts were April 30, 2002, and July 30, 2002, respectively. This information includes the initial investments by BlackRock Funding, Inc. Net asset value immediately after the closing of the public offerings were $14.30.

(3) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(4) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under each Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(5) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

(6)  Annualized.

(7) These ratios are not indicative of future expense ratios, due to the short operating history of the Income II Trusts. Please refer to each Trust's prospectus for the estimated expense ratios.

The information in these Financial Highlights represents the unaudited operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for each Trust's common shares.


                        See Notes to Financial Statements

         VIRGINIA
   MUNICIPAL BOND TRUST
-------------------------
   2003            2002
----------     ----------

$    14.90     $    14.33
----------     ----------

      0.55           0.27
      0.45           0.65

     (0.04)         (0.03)
     (0.02)            --
----------     ----------
      0.94           0.89
----------     ----------

     (0.42)         (0.21)
     (0.10)            --
----------     ----------
     (0.52)         (0.21)
----------     ----------

        --          (0.02)
     (0.04)         (0.09)
----------     ----------
     (0.04)         (0.11)
----------     ----------
$    15.28     $    14.90
==========     ==========
$    15.05     $    15.20
==========     ==========
      2.53%          2.81%
==========     ==========



      1.16%          1.12%
      1.63%          1.54%
      7.34%          5.70%
      0.55%          0.54%

      6.79%          5.16%


$   22,695     $   21,321
        14%             8%

$   23,156     $   22,545
$   13,525     $   13,525
$   67,803     $   66,674

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

BlackRock Insured Municipal Income Trust ("Insured Municipal"), BlackRock California Insured Municipal Income Trust ("California Insured"), BlackRock Florida Insured Municipal Income Trust ("Florida Insured"), BlackRock New York Insured Municipal Income Trust ("New York Insured") (collectively the "Insured Trusts"), BlackRock Municipal Bond Trust ("Municipal Bond"), BlackRock California Municipal Bond Trust ("California Bond"), BlackRock Florida Municipal Bond Trust ("Florida Bond"), BlackRock Maryland Municipal Bond Trust ("Maryland Bond"), BlackRock NewJersey Municipal Bond Trust ("New Jersey Bond"), BlackRock New York Municipal Bond Trust ("New York Bond"), BlackRock Virginia Municipal Bond Trust ("Virginia Bond")(collectively the "Bond Trusts"), BlackRock Municipal Income Trust II("Municipal Income II"), BlackRock California Municipal Income Trust II("California Income II") and BlackRock New York Municipal Income Trust II("New York Income II") (collectively the "Income IITrusts")(collectively the "Trusts") are organized as Delaware statutory trusts. The Insured Trusts were organized on August 19, 2002. They had no transactions until October 19, 2002 when each of the Insured Trusts sold 8,028 common shares for $115,001 to BlackRock Funding, Inc. Investment operations for the Insured Trusts commenced on October 31, 2002. Insured Municipal, Municipal Bond and Municipal Income II are registered as diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. California Insured, California Bond, California Income II, Florida Insured, Florida Bond, Maryland Bond, New Jersey Bond, New York Insured, New York Bond, New York Income II and Virginia Bond are registered as non-diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The ability of issuers of debt securities held by the Trusts to meet their obligations may be affected by economic developments in a state, a specific industry or region.

The following is a summary of significant accounting policies followed by the Trusts.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Trust's Board of Trustees (the "Board"). In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, each Trust's Board.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Each Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended, and the interpretive positions of the Securities and Exchange Commission ("SEC") require that each Trust segregate assets in connection with certain investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), each Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is each Trust's intention to continue to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the gross income of each Trust consists of tax-exempt interest, no Federal income tax provisions are required.

DIVIDENDS AND DISTRIBUTIONS: Each Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 5.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DEFERRED COMPENSATION PLAN: Under the revised deferred compensation plan approved by each Trust's Board, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation. As of January 1, 2003, the Board elected to require its members to defer a portion of their annual complex compensation pursuant to the plan. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other BlackRock Trusts selected by the Trustees.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. Each Trust may, however, elect to invest in common shares of those Trusts selected by the Trustees in order to match its deferred compensation obligations.

NOTE 2.  AGREEMENTS

Each Trust has an Investment Management Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., a wholly owned subsidiary of BlackRock, Inc., serves as sub-advisor to each Trust. BlackRock, Inc. is an indirect majority owned subsidiary of The PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

     Each Trust's investment advisory fee paid to the Advisor is computed weekly and payable monthly based on an annual rate, 0.55% for the Insured Trusts and Income II Trusts and 0.65% for the Bond Trusts, of each Trust's average weekly managed assets. "Managed assets" means the total assets of a Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The Advisor has voluntarily agreed to waive a portion of the investment advisory fee or other expenses of each Trust. With respect to the Insured Trusts the waiver, as a percentage of managed assets, is as follows:
0.20% for the first 5 years of each Trust's operations, 0.15% in year 6, 0.10% in year 7, and 0.05% in year 8. With respect to the Bond Trusts the waiver, as a percentage of managed assets, is as follows: 0.30% for the first 5 years of each Trust's operations, 0.25% in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9 and 0.05% in year 10. With respect to the Income II Trusts the waiver, as a percentage of managed assets, is as follows: 0.15% for the first 5 years of each Trust's operations, 0.10% in year 6 through year 7, 0.05% in year 8 through year 10. The investment advisory fee and waiver amount for each Trust for the periods ended February 28, 2003 and August 31, 2002, were as follows:

                                    2003                          2002
                          ------------------------      ------------------------
TRUST                     ADVISORY FEE     WAIVER       ADVISORY FEE     WAIVER
--------                  ------------    --------      ------------    --------
Insured Municipal         $  928,920      $337,789              N/A          N/A
Municipal Bond               769,471       335,140         $444,125     $204,981
Municipal Income II        1,365,873       372,511          152,741       41,657
California Insured           188,249        68,454              N/A          N/A
California Bond              256,333       118,308          146,284       67,516
California Income II         476,672       130,002           52,657       14,361
Florida Insured              309,085       112,395              N/A          N/A
Florida Bond                 255,660       117,997          144,686       66,778
Maryland Bond                154,255        71,195           87,170       40,232
New Jersey Bond              170,324        78,611           97,897       45,183
New York Insured             228,525        83,100              N/A          N/A
New York Bond                207,462        95,752          117,932       54,430
New York Income II           298,960        81,535           32,159        8,771
Virginia Bond                116,749        53,884           65,868       30,401

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of each Trust who are affiliated persons of the Advisor, occupancy and certain clerical and accounting costs of each Trust. Each Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to each Trust.

     Pursuant to the terms of their custody agreements, Municipal Bond, Municipal Income II, California Income II and New York Income II received earnings credits from its custodian for positive cash balances maintained, which are used to offset custody fees, in the amounts of $10,919, $17,589, $21,453 and $13,602, respectively.

NOTE 3.  PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the period ended February 28, 2003, were as follows:

TRUST                     PURCHASES          SALES               TRUST                    PURCHASES          SALES
--------                ------------     ------------            -------                 -----------      -----------
Insured Municipal       $747,395,774     $159,334,194            Florida Bond            $ 9,370,383      $ 9,537,336
Municipal Bond            11,196,335       16,349,151            Maryland Bond             5,384,305        5,569,550
Municipal Income II      485,023,008      280,767,378            New Jersey Bond           6,828,118        7,914,663
California Insured       160,652,241       42,511,753            New York Insured        216,416,872       73,193,229
California Bond           11,735,975       12,079,010            New York Bond             4,927,250        4,692,700
California Income II     181,261,481       85,525,200            New York Income II       77,633,808       27,329,290
Florida Insured          264,822,066       66,873,256            Virginia Bond             4,911,845        5,154,665

At February 28, 2003, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by each Trust were as follows:

TRUST                             COST         APPRECIATION      DEPRECIATION          NET
--------                      ------------     ------------      ------------       ----------
Insured Municipal             $595,175,072      $9,602,409        $2,196,034        $7,406,375
Municipal Bond                 231,862,926       8,250,132         2,775,496         5,474,636
Municipal Income II            528,061,527       9,229,625         6,968,673         2,260,952
California Insured             124,464,070       1,747,630         1,315,807           431,823
California Bond                 76,880,495       2,715,236         1,118,150         1,597,086
California Income II           180,007,507       3,011,463         2,246,805           764,658
Florida Insured                198,560,973       2,216,825                --         2,216,825
Florida Bond                    75,990,317       3,005,233                --         3,005,233
Maryland Bond                   46,047,556       1,621,903                --         1,621,903
New Jersey Bond                 50,516,413       1,331,406         1,002,411           328,995
New York Insured               143,209,528       1,763,120            92,355         1,670,765
New York Bond                   61,320,740       1,996,135                --         1,996,135
New York Income II             112,038,840       1,696,527           330,782         1,365,745
Virginia Bond                   34,685,123       1,550,133            24,795         1,525,338

NOTE 4. CAPITAL

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized for each Trust. Each Trust may classify or reclassify any unissued common shares into one or more series of preferred shares. At February 28, 2003, the shares outstanding and the shares owned by affiliates of the Advisor of each Trust were as follows:

                           COMMON                                                          COMMON
                           SHARES           COMMON                                         SHARES            COMMON
TRUST                    OUTSTANDING     SHARES OWNED            TRUST                   OUTSTANDING      SHARES OWNED
--------                 -----------     ------------            --------                ------------     ------------
Insured Municipal        26,077,512          7,667               Florida Bond             3,309,483           7,679
Municipal Bond           10,123,055          7,679               Maryland Bond            2,013,427           7,679
Municipal Income II      22,758,028          8,028               New Jersey Bond          2,264,170           7,679
California Insured        5,261,197          7,667               New York Insured         6,408,028           7,667
California Bond           3,351,150          7,679               New York Bond            2,700,991           7,679
California Income II      7,962,244          8,028               New York Income II       4,933,028           8,028
Florida Insured           8,711,027          7,667               Virginia Bond            1,515,507           7,679

     Transactions in common shares of beneficial interest from October 31, 2002 (commencement of investment operations) through February 28, 2003, for the Insured Trusts, were as follows:

                                                        SHARES FROM
                             -----------------------------------------------------------------
                                 INITIAL          UNDERWRITERS' EXERCISING        REINVESTMENT              NET INCREASE IN
TRUST                        PUBLIC OFFERING      THE OVER-ALLOTMENT OPTION       OF DIVIDENDS            SHARES OUTSTANDING
-------                      ---------------      -------------------------       ------------            ------------------
Insured Municipal              24,008,028                 2,000,000                   69,484                  26,077,512
California Insured              5,008,028                   250,000                    3,169                   5,261,197
Florida Insured                 8,008,028                   700,000                    2,999                   8,711,027
New York Insured                6,008,028                   400,000                       --                   6,408,028

     Offering costs incurred in connection with the Insured Trusts' offering of common shares have been charged to paid-in capital in excess of par of the common shares as follows:

TRUST                  OFFERING COST           TRUST               OFFERING COST
--------               -------------           --------            -------------
Insured Municipal        $765,000              Florida Insured       $246,000
California Insured        142,500              New York Insured       177,000

     On September 19, 2002, each of the Income II Trusts reclassified common shares of beneficial interest and issued several series of Auction Market Preferred Shares ("preferred shares") listed in the table below. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends.

TRUST                      SERIES           SHARES               TRUST                     SERIES            SHARES
--------                   ------           ------               --------                  ------            ------
Municipal Income II           M7            2,055                California Income II         T7             1,439
                              T7            2,056                                             R7             1,439
                              W7            2,055                New York Income II           W7             1,786
                              R7            2,056

     Underwriting discounts and offering costs incurred in connection with the preferred share offering have been charged to paid-in capital in excess of par of the common shares.

                        UNDERWRITING         OFFERING                                   UNDERWRITING        OFFERING
TRUST                     DISCOUNT             COST              TRUST                    DISCOUNT            COST
--------                ------------        ---------            --------               ------------        --------
Municipal Income II     $2,055,500          $316,954             New York Income II        $446,500          $99,639
California Income II       719,500           125,210

     On December 11, 2002, the Insured Trusts reclassified common shares of beneficial interest and issued several series of preferred shares listed in the table below. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends.

TRUST AND SERIES                            SHARES               TRUST AND SERIES                            SHARES
-----------------                           ------               ---------------------                       ------
Insured Municipal                                                California Insured-F7                        1,860
  M7                                         3,053               Florida Insured-M7                           3,040
  R7                                         3,053               New York Insured-R7                          2,240
  F7                                         3,053

     Underwriting discounts and offering costs incurred in connection with the preferred share offering have been charged to paid-in capital in excess of par of the common shares.

                        UNDERWRITING         OFFERING                                    UNDERWRITING        OFFERING
TRUST                     DISCOUNT             COST              TRUST                     DISCOUNT            COST
--------                ------------        ----------           --------                ------------       ---------
Insured Municipal       $2,289,750          $415,123             Florida Insured           $760,000         $150,998
California Insured         465,000           113,925             New York Insured           560,000          124,125

     As of February 28, 2003, the Bond Trusts had the following series of preferred shares outstanding as listed in the table below. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends.

TRUST AND SERIES                            SHARES               TRUST AND SERIES                            SHARES
----------------                            ------               ------------------                          ------
Municipal Bond                                                   Maryland Bond-R7                              720
  T7                                         1,810               New Jersey Bond-M7                            809
  R7                                         1,810               New York Bond-T7                              968
California Bond-F7                           1,199               Virginia Bond-R7                              541
Florida Bond-W7                              1,191

     Dividends on seven-day preferred shares are cumulative at a rate which is reset every seven days based on the results of an auction. The dividend ranges on the preferred shares for each of the Trusts for the period ended February 28, 2003, were as follows:

TRUST                           LOW             HIGH             TRUST                         LOW              HIGH
--------                       -----            -----            --------                      -----            ------
Insured Municipal              1.05%            1.70%            Florida Bond                  0.24%             1.68%
Municipal Bond                 0.95             3.69             Maryland Bond                 0.60              2.80
Municipal Income II            0.94             1.75             New Jersey Bond               0.79              2.50
California Insured             0.79             1.20             New York Insured              1.05              1.50
California Bond                0.70             2.98             New York Bond                 1.00              2.48
California Income II           0.70             1.73             New York Income II            0.86              1.75
Florida Insured                0.94             1.38             Virginia Bond                 0.64              2.80

     A Trust may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

     The preferred shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust's Declaration of Trust, are not satisfied.

     The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two Trustees for each Trust. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in a Trust's sub-classification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to February 28, 2003, the Board of each Trust declared dividends from undistributed earnings per common share payable April 1, 2003, to shareholders of record on March 14, 2003. The per share common dividends declared were as follows:

                       COMMON DIVIDEND                           COMMON DIVIDEND
TRUST                     PER SHARE          TRUST                  PER SHARE
--------               ---------------       --------            ---------------
Insured Municipal          $0.078125         Florida Bond            $0.076250
Municipal Bond              0.084375         Maryland Bond            0.070000
Municipal Income II         0.083750         New Jersey Bond          0.077500
California Insured          0.075000         New York Insured         0.075000
California Bond             0.078125         New York Bond            0.076250
California Income II        0.081250         New York Income II       0.078750
Florida Insured             0.075000         Virginia Bond            0.070625

     The dividends declared on preferred shares for the period March 1, 2003 to March 31, 2003, for each of the Trusts were as follows:

                          DIVIDENDS                                    DIVIDENDS
TRUST AND SERIES          DECLARED          TRUST AND SERIES           DECLARED
---------------------     ---------         --------------------       ---------
Insured Municipal                           California Bond-F7         $27,829
  M7                       $61,579          California Income II
  R7                        58,679            T7                        27,715
  F7                        76,081            R7                        28,003
Municipal Bond                              Florida Insured-M7          61,347
  T7                        34,951          Florida Bond-W7             22,712
  R7                        34,607          Maryland Bond-R7            13,622
Municipal Income II                         New Jersey Bond-M7          13,923
  M7                        40,011          New York Insured-R7         42,918
  T7                        39,393          New York Bond-T7            16,650
  W7                        40,853          New York Income II-W7       34,648
  R7                        40,791          Virginia Bond-R7             8,948
California Insured-F7       44,287

                           DIVIDEND REINVESTMENT PLANS
--------------------------------------------------------------------------------

     Pursuant to each Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in the respective Trust's shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After a Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the Trust's primary exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share ("NAV") is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

     Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan, however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or 150 Royall Street, Canton, MA 02021.

                              INVESTMENT SUMMARIES
--------------------------------------------------------------------------------

WHO MANAGES THE TRUSTS?

BlackRock Advisors, Inc. (the "Advisor") manages the Trusts. The Advisor is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $273 billion of assets under management as of December 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is majority owned by The PNC Financial Services Group, Inc. (NYSE: PNC), and by BlackRock employees.

HOW ARE THE TRUSTS' SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trusts' common shares are traded on either the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX"), both of which provide investors with liquidity on a daily basis. Orders to buy or sell shares of the Trusts must be placed through a registered broker or financial advisor. The Trusts pay monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the respective Trust through its transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUSTS

The Trusts employ leverage primarily through the issuance of preferred shares. Leverage permits the Trusts to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the potential benefit to the Trusts from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trusts, which can improve the performance of the Trusts in a declining interest rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor's portfolio managers continuously monitor and regularly review each Trust's use of leverage and may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUSTS

The Trusts are intended to be long-term investments and are not short-term trading vehicles.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trusts are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividends the Trusts are currently paying.

LEVERAGE. The Trusts utilize leverage through the issuance of preferred shares, which involves special risks. The Trusts' NAV and market value may be more volatile due to the use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trusts trade on the NYSE or the AMEX and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their NAV.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in a Trust have, a Trust may be subject to certain reinvestment risks in environments of declining interest rates.

HIGH YIELD RISK. The Trusts, except the Insured Trusts, may invest in high yield bonds, which involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. A Trust's investment in lower grade securities will expose the Trust to greater risk than if the Trust owned only higher grade securities.

ILLIQUID SECURITIES. The Trusts may invest in securities that are illiquid, although under current market conditions the Trusts expect to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in a Trust's business or management more difficult without the approval of a Trust's Board and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trusts, except the Insured Trusts, may invest in securities subject to alternative minimum tax.

----------------------------------------
BLACKROCK INSURED MUNICIPAL INCOME TRUST
----------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from Federal income tax, including the alternative minimum tax.

WHAT CAN THE TRUST INVEST IN?

The Trust invests primarily in insured municipal bonds that pay interest that is exempt from Federal income tax, including the alternative minimum tax. Under normal market conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated in the highest category (AAA by S&P or Fitch or Aaa by Moody's) or, if unrated, determined to be of comparable quality by the Advisor. Up to 20% of the Trust's assets may be invested in bonds rated below AAA or Aaa (but not lower than BBB or Baa), and comparable unrated municipal bonds and/or municipal bonds that are uninsured. The Trust does not intend to invest any of its assets in municipal bonds rated below investment grade or in comparable unrated municipal bonds.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in insured municipal bonds that pay interest that is exempt from Federal income tax, including alternative minimum tax. The Trust will not invest in a municipal bond if the interest on that bond is subject to the alternative minimum tax. The Advisor actively manages the assets in relation to market conditions and interest rate changes. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".


------------------------------
BLACKROCK MUNICIPAL BOND TRUST
------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by S&P or Fitch or Baa by Moody's) or, if unrated, determined to be of comparable quality by the Advisor. Up to 20% of the Trust's assets may be invested in bonds rated below investment grade (Ba/BB or B) or, if unrated, determined to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of municipal obligations, which include debt obligations issued by the United States, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax. The Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

-----------------------------------
BLACKROCK MUNICIPAL INCOME TRUST II
-----------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by S&P or Fitch or Baa by Moody's) or, if unrated, determined to be of comparable quality by the Advisor. Up to 20% of the Trust's assets may be invested in bonds rated below investment grade (Ba/BB or B) or, if unrated, determined to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of municipal obligations, which include debt obligations issued by the United States, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax. The Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".


---------------------------------------------------
BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
---------------------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from Federal income tax, including the alternative minimum tax, and California income tax.

WHAT CAN THE TRUST INVEST IN?

The Trust invests primarily in insured municipal bonds that pay interest that is exempt from Federal income tax, including the alternative minimum tax, and California income tax. Under normal market conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated in the highest category (AAA by S&P or Fitch or Aaa by Moody's) or, if unrated, determined to be of comparable quality by the Advisor. Up to 20% of the Trust's assets may be invested in bonds rated below AAA or Aaa (but not lower than BBB or Baa), and comparable unrated municipal bonds and/or municipal bonds that are uninsured. The Trust does not intend to invest any of its assets in municipal bonds rated below investment grade or in comparable unrated municipal bonds.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in insured municipal bonds that pay interest that is exempt from Federal income tax, including alternative minimum tax, and California income tax. The Trust will not invest in a municipal bond if the interest on that bond is subject to the alternative minimum tax. The Advisor actively manages the assets in relation to market conditions and interest rate changes. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

-----------------------------------------
BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST
-----------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and California income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by S&P or Fitch or Baa by Moody's) or, if unrated, determined to be of comparable quality by the Advisor. Up to 20% of the Trust's assets may be invested in bonds rated below investment grade (Ba/BB or B) or, if unrated, determined to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of California municipal obligations, which include debt obligations issued by the state of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and California income tax.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and California income tax. The Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".


----------------------------------------------
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
----------------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and California income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by S&P or Fitch or Baa by Moody's) or, if unrated, determined to be of comparable quality by the Advisor. Up to 20% of the Trust's assets may be invested in bonds rated below investment grade (Ba/BB or B), or if unrated, determined to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of California municipal obligations, which include debt obligations issued by the state of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and California income tax.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and California income tax. The Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

------------------------------------------------
BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST
------------------------------------------------

INVESTMENT OBJECTIVE

The  Trust's  investment  objective  is to provide  current  income  exempt from
Federal  income  tax,  including  the  alternative   minimum  tax,  and  Florida
intangible personal property tax.

WHAT CAN THE TRUST INVEST IN?

The Trust invests primarily in insured municipal bonds that pay interest that is exempt from Federal income tax, including the alternative minimum tax, and Florida intangible personal property tax. Under normal market conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated in the highest category (AAA by S&P or Fitch or Aaa by Moody's) or, if unrated, determined to be of comparable quality by the Advisor. Up to 20% of the Trust's assets may be invested in bonds rated below AAA or Aaa (but not lower than BBB or Baa), and comparable unrated municipal bonds and/or municipal bonds that are uninsured. The Trust does not intend to invest any of its assets in municipal bonds rated below investment grade or in comparable unrated municipal bonds.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in insured municipal bonds that pay interest that is exempt from Federal income tax, including alternative minimum tax, and Florida intangible personal property tax. The Trust will not invest in a municipal bond if the interest on that bond is subject to the alternative minimum tax. The Advisor actively manages the assets in relation to market conditions and interest rate changes. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".


--------------------------------------
BLACKROCK FLORIDA MUNICIPAL BOND TRUST
--------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and Florida intangible personal property tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by S&P or Fitch or Baa by Moody's) or, if unrated, determined to be of comparable quality by the Advisor. Up to 20% of the Trust's assets may be invested in bonds rated below investment grade (Ba/BB or B) or, if unrated, determined to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of Florida municipal obligations, which include debt obligations issued by the state of Florida, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and Florida intangible personal property tax.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and Florida intangible personal property tax. The Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

---------------------------------------
BLACKROCK MARYLAND MUNICIPAL BOND TRUST
---------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and Maryland personal income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by S&P or Fitch or Baa by Moody's) or, if unrated, determined to be of comparable quality by the Advisor. Up to 20% of the Trust's assets may be invested in bonds rated below investment grade (Ba/BB or B), or if unrated, determined to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of Maryland municipal obligations, which include debt obligations issued by the state of Maryland, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and Maryland personal income tax.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and Maryland personal income tax. The Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".


-----------------------------------------
BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST
-----------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and New Jersey gross income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by S&P or Fitch or Baa by Moody's) or, if unrated, determined to be of comparable quality by the Advisor. Up to 20% of the Trust's assets may be invested in bonds rated below investment grade (Ba/BB or B) or, if unrated, determined to be of comparable quality by the Advisor. The Trust intends to invest primarily all of the assets in a portfolio of New Jersey municipal obligations, which include debt obligations issued by the state of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and New Jersey gross income tax.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and New Jersey gross income tax. The Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

-------------------------------------------------
BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST
-------------------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from Federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes.

WHAT CAN THE TRUST INVEST IN?

The Trust invests primarily in insured municipal bonds that pay interest that is exempt from Federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. Under normal market conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated in the highest category (AAA by S&P or Fitch or Aaa by Moody's) or, if unrated, determined to be of comparable quality by the Advisor. Up to 20% of the Trust's assets may be invested in bonds rated below AAA or Aaa (but not lower than BBB or Baa), and comparable unrated municipal bonds and/or municipal bonds that are uninsured. The Trust does not intend to invest any of its assets in municipal bonds rated below investment grade or in comparable unrated municipal bonds.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in insured municipal bonds that pay interest that is exempt from Federal income tax, including alternative minimum tax, and New York State and New York City personal income taxes. The Trust will not invest in a municipal bond if the interest on that bond is subject to the alternative minimum tax. The Advisor actively manages the assets in relation to market conditions and interest rate changes. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".


---------------------------------------
BLACKROCK NEW YORK MUNICIPAL BOND TRUST
---------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by S&P or Fitch or Baa by Moody's) or, if unrated, determined to be of comparable quality by the Advisor. Up to 20% of the Trust's assets may be invested in bonds rated below investment grade (Ba/BB or B) or, if unrated, determined to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of New York municipal obligations, which include debt obligations issued by the state of New York, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and New York State and New York City personal income taxes. The Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

--------------------------------------------
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
--------------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by S&P or Fitch or Baa by Moody's) or, if unrated, determined to be of comparable quality by the Advisor. Up to 20% of the Trust's assets may be invested in bonds rated below investment grade (Ba/BB or B) or, if unrated, determined to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of New York municipal obligations, which include debt obligations issued by the state of New York, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and New York State and New York City personal income taxes. The Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".


---------------------------------------
BLACKROCK VIRGINIA MUNICIPAL BOND TRUST
---------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and Virginia personal income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by S&P or Fitch or Baa by Moody's) or, if unrated, determined to be of comparable quality by the Advisor. Up to 20% of the Trust's assets may be invested in bonds rated below investment grade (Ba/BB or B) or, if unrated, determined to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of Virginia municipal obligations, which include debt obligations issued by the commonwealth of Virginia, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and Virginia personal income tax.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and Virginia personal income tax. The Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trusts' investment objectives or policies that have not been approved by the shareholders or to their charters or by-laws or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts' portfolios.

     Quarterly performance and other information regarding the Trusts may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds/index.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trusts and does not, and is not intended, to incorporate BlackRock's website into this report.

     Certain of the officers of the Trusts listed on the inside back cover of this Report to Shareholders are also officers of the Advisor or Sub-Advisor. They serve in the following capacities for the Advisor or Sub-Advisor: Robert S. Kapito--Director and Vice Chairman of the Advisor and Vice Chairman of the Sub-Advisor, Kevin M. Klingert--Director anD Managing Director of the Advisor and Managing Director of the Sub-Advisor, Henry Gabbay and Anne Ackerley--Managing Directors of the Advisor and the Sub-Advisor and Richard M. Shea and James Kong--Managing Directors of the Sub-Advisor.



                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              Each Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                     When a Trust's net asset value is greater than its
                              market price, the Trust is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. Each Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:        Common  shareholders  may have all  dividends  and
                              distributions   of  capital  gains   automatically
                              reinvested   into   additional   shares  of  their
                              respective Trust.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For each Trust, this is the price at which one share of a Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities  and  other  assets  held  by a  Trust,
                              including income accrued on its investments, minus
                              any  liabilities   including   accrued   expenses,
                              divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for each Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PREMIUM: When a Trust's market price is greater than its net asset value, the Trust is said to be trading at a premium.

                           BlackRock Closed-End Funds


Trustees                                        Transfer Agent
   Ralph L. Schlosstein, CHAIRMAN                  EquiServe Trust Company, N.A.
   Andrew F. Brimmer                               150 Royall Street
   Richard E. Cavanagh                             Canton, MA 02021
   Kent Dixon                                      (800) 699-1BFM
   Frank J. Fabozzi
   Robert S. Kapito                             Auction Agent(1)
   James Clayburn La Force, Jr.                    Bank of New York
   Walter F. Mondale                               5 Penn Plaza, 13th Floor
                                                   New York, NY 10001
Officers
   Robert S. Kapito, PRESIDENT                  Auction Agent(2)
   Kevin M. Klingert, VICE PRESIDENT               Deutsche Bank Trust Company Americas
   Richard M. Shea, VICE PRESIDENT/TAX             4 Albany Street
   Henry Gabbay, TREASURER                         New York, NY 10006
   James Kong, ASSISTANT TREASURER
   Anne Ackerley, SECRETARY                     Independent Auditors
                                                   Deloitte & Touche LLP
Investment Advisor                                 200 Berkeley Street
   BlackRock Advisors, Inc.                        Boston, MA 02116
   100 Bellevue Parkway
   Wilmington, DE 19809                         Legal Counsel
   (800) 227-7BFM                                  Skadden, Arps, Slate, Meagher & Flom LLP
                                                   Four Times Square
Sub-Advisor                                        New York, NY 10036
   BlackRock Financial Management, Inc.
   40 East 52nd Street                          Legal Counsel - Independent Trustees
   New York, NY 10022                              Debevoise & Plimpton
                                                   919 Third Avenue
Custodian                                          New York, NY 10022
   State Street Bank and Trust Company
   One Heritage Drive                               This   report  is  for   shareholder
   North Quincy, MA 02171                       information.  This  is not a  prospectus
                                                intended for use in the purchase or sale
---------                                       of Trust  shares.  Statements  and other
(1) For the Insured Trusts and Bond Trusts.     information contained in this report are
(2) For the Income II Trusts.                   as dated and are subject to change.

                                                BlackRock Closed-End Funds
                                                c/o BlackRock Advisors, Inc.
                                                100 Bellevue Parkway
                                                Wilmington, DE 19809
                                                (800) 227-7BFM

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 227-7BFM.

--------------------------------------------------------------------------------


This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.